                                                              September 30, 2000

                                                                Evergreen Select
                                                              Fixed Income Funds
                                                                   Annual Report





                         [LOGO OF EVERGREEN FUNDS]                [SEAL]

                               Table of Contents

Letter to Shareholders                                                         1

Evergreen Select Adjustable Rate Fund
   Fund at a Glance                                                            2
   Portfolio Manager Commentary                                                3

Evergreen Select Core Bond Fund
   Fund at a Glance                                                            5
   Portfolio Manager Commentary                                                6

Evergreen Select Fixed Income Fund
   Fund at a Glance                                                            8
   Portfolio Manager Commentary                                                9

Evergreen Select Fixed Income Fund II
   Fund at a Glance                                                           11
   Portfolio Manager Commentary                                               12

Evergreen Select High Yield Bond Fund
   Fund at a Glance                                                           14
   Portfolio Manager Commentary                                               15

Evergreen Select Income Plus Fund
   Fund at a Glance                                                           18
   Portfolio Manager Commentary                                               19

Evergreen Select Intermediate Term Municipal Bond Fund
   Fund at a Glance                                                           21
   Portfolio Manager Commentary                                               22

Evergreen Select International Bond Fund
   Fund at a Glance                                                           24
   Portfolio Manager Commentary                                               25

Evergreen Select Limited Duration Fund
   Fund at a Glance                                                           27
   Portfolio Manager Commentary                                               28

Financial Highlights
   Evergreen Select Adjustable Rate Fund                                      30
   Evergreen Select Core Bond Fund                                            33
   Evergreen Select Fixed Income Fund                                         34
   Evergreen Select Fixed Income Fund II                                      35
   Evergreen Select High Yield Bond Fund                                      36
   Evergreen Select Income Plus Fund                                          37
   Evergreen Select Intermediate Term Municipal Bond Fund                     38
   Evergreen Select International Bond Fund                                   39
   Evergreen Select Limited Duration Fund                                     40

Schedules of Investments
   Evergreen Select Adjustable Rate Fund                                      41
   Evergreen Select Core Bond Fund                                            43
   Evergreen Select Fixed Income Fund                                         50
   Evergreen Select Fixed Income Fund II                                      57
   Evergreen Select High Yield Bond Fund                                      60
   Evergreen Select Income Plus Fund                                          65
   Evergreen Select Intermediate Term Municipal Bond Fund                     74
   Evergreen Select International Bond Fund                                   80
   Evergreen Select Limited Duration Fund                                     83
Combined Notes to Schedules of Investments                                    88
Statements of Assets and Liabilities                                          89
Statements of Operations                                                      91
Statements of Changes in Net Assets                                           93
Combined Notes to Financial Statements                                        99
Independent Auditors' Report                                                 112
Additional Information                                                       113

                                Evergreen Funds

Evergreen Funds is one of the nation's fastest growing investment companies with more than $80 billion in assets under management. We offer over 80 mutual funds to choose among and acclaimed service and operations capabilities, giving investors a broad range of quality investment products and services designed to meet their needs.

The Evergreen Funds employ intensive, research-driven investment strategies executed by over 90 research analysts and portfolio managers. The fund company remains dedicated to meeting the needs of investors and their advisors in a global economy. Look to Evergreen Funds to provide a distinctive level of service and excellence in investment management.

This annual report must be preceded or accompanied by a prospectus of an Evergreen fund contained herein. The prospectus contains more complete information, including fees and expenses, and should be read carefully before investing or sending money.

       Mutual Funds: NOT FDIC INSURED MAY LOSE VALUE NOT BANK GUARANTEED

                          Evergreen Distributor, Inc.
Evergreen FundsSM is a service mark of Evergreen Investment Services, Inc.

                             Letter to Shareholders
                             ----------------------
                                 November 2000

Dear Evergreen Shareholders,

We are pleased to provide the Evergreen Select Fixed Income Funds annual report, which covers the twelve-month period ended September 30, 2000.

    [PHOTO]

William M. Ennis

    [PHOTO]

Dennis H. Ferro

Bond Markets React to Volatile Equity Markets

Over the past year, U.S. bond markets experienced significant turmoil, which was largely overshadowed by the volatility in the stock market. Bond prices fell and interest rates rose in the first half of the period as the Federal Reserve Board increased interest rates in an effort to curtail what they believed was an overheated economy. Reports that second quarter economic growth might have heated up again drove the Federal Reserve Board to notch rates up again in May and caused bond prices to drop further.

Investor demand for bonds is typically closely linked to the performance of the stock market, but when the equity markets are volatile, investors buy bonds to preserve gains rather than to generate returns. By some measures, bonds produced relatively attractive returns in 2000. For example, for the nine-month period beginning December 31, 1999 through September 30, 2000, the Lehman Brothers Aggregate Bond Index, which measures 6,600 taxable government investment-grade corporate and mortgage securities, returned 7.12%. This outperformed the Standard & Poor's 500 Index return of -1.39% for the same period.

The S & P 500 tracks 500 of the most widely held domestic, large-company stocks, representing about 70% of the U.S. stock market's total value.

While it appears that the Federal Reserve Board's monetary policy has begun to ease, we believe that it is too soon to tell. Additionally, we think that the economy is poised for a slowdown, which may push bond prices higher and interest rates lower. In this environment, we will maintain a defensive posture and remain cautiously optimistic about the continued growth of the U.S. economy.

The Value of Diversification

An environment like this year's offers many reasons for building a diversified portfolio rather than trying to predict the market's movements. Diversification provides exposure to many different opportunities while reducing the risk of any single investment or strategy. We encourage you to talk to your financial advisor to confirm that your investment portfolio is appropriately diversified and structured to support your long-term investment objectives.

Thank you for your continued investment in Evergreen Funds.

Sincerely,

/s/ William M. Ennis

William M. Ennis
President and CEO
Evergreen Investment Company, Inc.

/s/ Dennis Ferro

Dennis Ferro
Chief Investment Officer
First Union National Bank
Capital Management Group

                                    EVERGREEN
                           Select Adjustable Rate Fund
                   Fund at a Glance as of September 30, 2000

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                               PORTFOLIO PROFILE
--------------------------------------------------------------------------------

                                  Philosophy

Evergreen Select Adjustable Rate Fund seeks a high level of current income consistent with low volatility of principal by investing primarily in adjustable rate securities, whose interest rates are periodically reset when market rates change.

                                     Process

Portfolio management emphasizes non-convertible, one-year CMT-indexed ARMS to achieve coupon sensitivity to changing interest rates. A series of laddered maturities helps to ensure a gradual response to changing interest rates.

                                    Benchmark

6-Month Treasury Bill


/1/ Past performance is no guarantee of future results. The performance of each class may vary based on differences in loads, fees and expenses paid by the shareholders investing in each class. The investment return and principal value will fluctuate so that investors' shares, when redeemed, may be worth more or less than their original cost. Performance includes the reinvestment of income dividends and capital gain distributions.

Historical performance shown for Classes A, B, C and IS prior to inception is based on the performance of Class I Shares. These historical returns have not been adjusted to reflect the effect of each class' 12b-1 fees. The Fund incurs 12b-1 expenses of 0.21% for Class A. This rate is based on 0.25% on assets prior to 1/1/1997 and 0.10% assessed on new assets from 1/1/1997. The fees are 0.25% for Class IS and 1.00% for Classes B and C. Class I Shares pay no 12b-1 fees. If these fees had been reflected, returns would have been lower. The advisor is waiving a portion of its advisory fee. Had the fee not been waived, returns would have been lower.

Class I and IS shares are only available to institutional shareholders with a minimum $1 million investment. Class I and IS shares do not incur sales charges. Had sales charges been included, returns would have been lower.

--------------------------------------------------------------------------------
                           PERFORMANCE AND RETURNS/1/
--------------------------------------------------------------------------------
Portfolio Inception
Date: 10/1/1991           Class A   Class B    Class C   Class I    Class IS
Class Inception Date     6/30/2000 6/30/2000  6/30/2000 10/1/1991   5/23/1994
Average Annual
Returns*
1 year                      2.50%    0.75%      3.73%      6.05%      5.79%
5 years                     5.48%    5.82%      6.13%      6.19%      6.04%
Since Portfolio
Inception                   5.16%    5.53%      5.53%      5.57%      5.40%
Maximum Sales               3.25%    5.00%      2.00%      n/a        n/a
Charge                    Front End  CDSC       CDSC
30-day SEC Yield            6.20%    5.41%      5.40%      6.41%      6.15%
12-month income
dividends per share        $0.16     $0.14     $0.14      $0.60      $0.58

*Adjusted for maximum applicable sales charge.

--------------------------------------------------------------------------------
                                LONG TERM GROWTH
--------------------------------------------------------------------------------

                                    [GRAPH]

                Select Adjustable Rate
                     Fund Class I          Consumer Price Index - US     SBr 6-Mth Treas Bill
               ------------------------    -------------------------     --------------------
10/01/91              1,000,000                    1,000,000                  1,000,000
09/30/92              1,054,077                    1,029,883                  1,044,943
09/30/93              1,112,259                    1,057,580                  1,079,307
09/30/94              1,128,246                    1,088,921                  1,120,468
09/30/95              1,205,675                    1,116,618                  1,186,745
09/30/96              1,288,329                    1,150,146                  1,251,426
09/30/97              1,385,846                    1,174,927                  1,319,446
09/30/98              1,462,678                    1,192,420                  1,390,509
09/30/99              1,535,233                    1,223,761                  1,456,911
09/30/00              1,628,107                    1,266,505                  1,540,423

Comparison of a $1,000,000 investment in Evergreen Select Adjustable Rate Fund, Class I shares/1/, versus a similar investment in the 6-Month Treasury Bill (6 Mo. T-Bill) and the Consumer Price Index (CPI).

The 6-Mo. T-Bill does not include transaction costs associated with buying and selling securities or any mutual fund expenses. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

U.S. government guarantees apply only to the underlying securities of the Fund's portfolio and not to the Fund's shares.

The Fund's investment objective is non-fundamental and may be changed without the vote of the Fund's shareholders.

All data is as of September 30, 2000 and subject to change.

                                    EVERGREEN
                           Select Adjustable Rate Fund
                          Portfolio Manager Commentary

Portfolio Management

                                    [PHOTO]

                                  Gary Pzegeo
                             Tenure: October 1991
Performance

Evergreen Select Adjustable Rate Fund's Class I Shares returned 6.05% for the twelve-month period ended September 30, 2000, surpassing the 5.29% average return of the 19 Adjustable Rate Mortgage Funds followed by Lipper, Inc. and the 5.89% return for the Fund's benchmark, the 6-Month Treasury Bill for the same period. Lipper, Inc. is a mutual fund ranking service. Returns do not reflect the effects of sales charges. We attribute the strong relative performance to careful asset allocation, as well as the accurate anticipation of interest rate movement.

                                   Portfolio
                                Characteristics
                               -----------------
                               (as of 9/30/2000)

Total Net Assets                                                     $88,488,612
Average Credit Quality                                                       AAA
Effective Maturity                                                     4.6 years
Average Duration                                                       0.9 years

Environment

Investment conditions changed dramatically over the past twelve months. As the period opened, the Federal Reserve Board was in the midst of raising interest rates to cool a potentially overheating economy. Real Gross Domestic Product
(GDP)--the total output of the economy's goods and services adjusted for inflation--had grown at an impressive annualized rate of 7.3% in the fourth quarter of 1999, significantly outpacing the 10-year annualized average of 3.2%. Further, tight labor markets and rising energy prices prompted concerns that inflationary pressures could begin to build. The Federal Reserve Board continued raising interest rates through May 2000. At that time, the economy began to show signs of slowing and the Federal Reserve Board adopted a more neutral interest rate stance. The slower, but still solid rate of growth continued through the fiscal period, and inflation--with the exception of oil prices--remained low. Within this atmosphere, investor confidence grew and prices moved higher.

                                    EVERGREEN
                           Select Adjustable Rate Fund
                          Portfolio Manager Commentary

--------------------------------------------------------------------------------
                             PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------
                     (based on 9/30/2000 portfolio assets)

                                     [GRAPH]

                      Mortgage-Backed Securities -- 95.8%
                      U.S. Treasury Obligations -- 3.0%
                      Mutual Fund Shares -- 1.2%

Strategy

Throughout the year, our strategy focused on building and protecting income. In accordance with that goal, we adjusted the Fund's positions in U.S. Treasury and agency securities relative to its investment in adjustable rate mortgage securities (ARMS), depending upon our interest rate outlook. We started the period with a heavier position in U.S. Treasuries and agencies, lightening up holdings as a higher rate environment became more likely, in our opinion, and ARMS appeared to be attractively valued. As the impact of higher rates began to take hold of the economy, we added to the Fund's "hybrid" mortgage position. The coupons of hybrid mortgages are fixed for three or five years before they begin to change annually. In addition to providing a greater and more predictable cash flow for a longer period of time, they increased the Fund's duration, or sensitivity to interest rate changes. Lengthening duration increases a fund's sensitivity and conversely, shortening duration enhances price stability. The Fund's longer duration improved performance as interest rates fell. Our decision to choose hybrid-ARMS over fixed-rate U.S. Treasuries or agencies was based on our opinion that hybrid-ARMS offered better value.

Outlook

We believe the economy is poised for a slowdown, pushing bond prices higher and interest rates lower over the next year. We think business spending will decline, resulting in lower employment and slower economic growth as higher expenses, including labor and energy, push the cost of doing business higher and factors such as increased competition and weaker commodity prices put pressure. In anticipation of lower interest rates, we intend to increase the Fund's holdings in fixed-rate securities to secure the highest rate of interest for the longest period of time. In the meantime, we believe the Fund's ARMS position may provide a cushion of income as interest rates fall. ARMS lag the actual movement of interest rates; and if interest rates fall, the older, higher rates should provide an attractive level of income to the Fund's shareholders.

                                    EVERGREEN
                             Select Core Bond Fund
                   Fund at a Glance as of September 30, 2000

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                               PORTFOLIO PROFILE
--------------------------------------------------------------------------------

                                  Philosophy

The Evergreen Select Core Bond Fund is designed to maximize total return by focusing on current income and identifying opportunities to capture capital gains. The portfolio maintains a bias toward corporate and mortgage securities in order to capture higher levels of income.

                                     Process

The portfolio managers seek to enhance performance, while pursuing a controlled risk approach, by actively managing three specific characteristics within the portfolio: duration, sector allocation, and security selection. The managers use both quantitative tools and fundamental research in order to determine an appropriate duration strategy as well as enhance the sector allocation and security selection processes.

                                   Benchmarks

Lehman Brothers Aggregate Bond Index
Lehman Brothers Government/Credit Index

/1/ Past performance is no guarantee of future results. The performance of each class may vary based on differences in fees and expenses paid by the shareholders investing in each class. The investment return and principal value will fluctuate so that investors' shares, when redeemed, may be worth more or less than their original cost. Performance includes the reinvestment of income dividends and capital gain distributions.

Historical performance shown for Class I shares is based on the performance of the Class I shares of the Fund's predecessor fund, Tattersall Bond Fund from 12/13/1990 to 6/4/1999. Historical performance shown for Class IS shares is based on (1) the performance of the Class IS shares of the Fund's predecessor fund, Tattersall Bond Fund, from 10/2/1997 to 6/4/1999 and (2) the Class I shares of Tattersall Bond Fund from 12/13/1990 to 10/2/1997 which have not been adjusted to reflect the 0.25% 12b-1 fee paid by Class IS shares. Class I shares do not pay a 12b-1 fee. If these fees had been reflected, returns would have been lower. The advisor is waiving a portion of its advisory fee. Had the fee not been waived, returns would have been lower.

Class I and IS shares are only available to institutional shareholders with a minimum $1 million investment. Class I and IS shares do not incur sales charges. Had sales charges been included, returns would have been lower.

--------------------------------------------------------------------------------
                           PERFORMANCE AND RETURNS/1/
--------------------------------------------------------------------------------
Portfolio Inception Date: 12/13/1990                   Class I       Class IS
Class Inception Date                                 12/13/1990     10/2/1997
Average Annual Returns
1 year                                                  6.60%          6.33%
5 years                                                 6.61%          6.47%
Since Portfolio Inception                               7.32%          7.25%
30-day SEC Yield                                        6.65%          6.40%
12-month income divdends per share                     $0.63          $0.60

--------------------------------------------------------------------------------
                                LONG TERM GROWTH
--------------------------------------------------------------------------------

                                    [GRAPH]

               Select Core Bond
                 Fund Class I       Consumer Price Index - US   Lehman Brothers Aggregate Bond     Lehman Brothers Govt/Credit
              ------------------    -------------------------   ------------------------------     ---------------------------

12/13/90           1,000,000                1,000,000                     1,000,000                         1,000,000
9/30/91            1,082,833                1,025,411                     1,121,248                         1,119,083
9/30/92            1,204,762                1,056,054                     1,261,950                         1,267,172
9/30/93            1,309,938                1,084,454                     1,387,845                         1,412,195
9/30/94            1,273,028                1,116,592                     1,343,093                         1,353,687
9/30/95            1,451,946                1,144,993                     1,531,946                         1,547,990
9/30/96            1,528,510                1,179,372                     1,607,016                         1,617,690
9/30/97            1,681,342                1,204,783                     1,763,112                         1,772,807
9/30/98            1,873,933                1,222,720                     1,966,033                         2,000,921
9/30/99            1,874,940                1,254,858                     1,958,655                         1,968,124
9/30/00            1,998,737                1,298,688                     2,095,502                         2,100,412

Comparison of a $1,000,000 investment in Evergreen Select Core Bond Fund, Class I shares/1/, versus a similar investment in the Lehman Brothers Aggregate Bond Index (LBABI), the Lehman Brothers Government/Credit Index (LBGCI) and the Consumer Price Index (CPI).

The LBABI and LBGCI are unmanaged market indices which do not include transaction costs associated with buying and selling securities or any mutual fund expenses. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

U.S. government guarantees apply only to the underlying securities of the Fund's portfolio and not to the Fund's shares.

The Fund's investment objective is non-fundamental and may be changed without the vote of the Fund's shareholders.

All data is as of September 30, 2000 and subject to change.

                                    EVERGREEN
                             Select Core Bond Fund
                          Portfolio Manager Commentary

Portfolio Management

                                    [PHOTO]

                                Fred Tattersall
                                  Team Leader
                               Tenure: June 1999


Performance

Evergreen Select Core Bond Fund's Class I shares returned 6.60% for the twelve-month period ended September 30, 2000. The Lehman Brothers Aggregate Bond Index returned 6.99%, while the Lehman Brothers Government/Credit Index returned 6.74%.

                                   Portfolio
                                Characteristics
                               -----------------
                               (as of 9/30/2000)

Total Net Assets                                                  $1,305,342,743
Average Credit Quality                                                       AAA
Effective Maturity                                                     9.0 years
Average Duration                                                       4.9 years

Environment

The inversion of the Treasury yield curve was a significant event for the bond market this year. This was due to the Federal Reserve Board tightening which caused short-term interest rates to rise, as well as to the perceived scarcity of long-term Treasuries, which kept pressure on long-term interest rates to fall. Another major influence on the bond market was the growing perception among investors that gains in productivity would offset the tendency for prices to rise and that inflation would not become a problem despite the existence of what the Federal Reserve Board referred to as supply/demand imbalances. Finally, as the year progressed, the "soft landing" scenario appeared to be unfolding as more reality than theory. Taken together, these influences had different effects on different maturities of the Treasury yield curve as 3-month Treasury bills rose 1.35% in yield during the fiscal year, the 2-year Treasury security rose 0.38%, and the 5-year rose 0.09%, while the 10 and 30-year Treasury securities fell 0.07% and 0.17% in yield, respectively. The other major sectors of the market, corporates and mortgages, did not fare as well as the Treasury sector. This caused their yields to increase relative to Treasury yields.

                                    EVERGREEN
                             Select Core Bond Fund
                          Portfolio Manager Commentary

--------------------------------------------------------------------------------
                             PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------
                     (based on 9/30/2000 portfolio assets)

                                    [GRAPH]

                  Mortgage-Backed Securities -- 34.3%
                  Corporate Bonds -- 27.7%
                  U.S. Treasury Obligations -- 12.0%
                  Collateralized Mortage Obligations -- 10.1%
                  Repurchase Agreements -- 7.3%
                  Mutual Fund Shares -- 5.7%
                  Asset-Backed Securities -- 2.9%

Strategy

Since interest rates did not move dramatically during the past twelve months, the average maturity and duration of the Fund was kept close to that of the LBABI (the "Index"). The sector weightings between the Fund and the Index were very different, however. The portfolio was over-weighted in corporates, especially in long-term "A"-rated industrial credits where there was tremendous value. The portfolio was also over-weighted in mortgages, especially those mortgages whose structures protected them from untimely and unforeseen prepayments. The tremendous value in both of these sectors went largely unnoticed by investors in their rush to own mainly Treasury securities. Closed-end bond funds performed well during the last year as discount narrowed to net asset values.

--------------------------------------------------------------------------------
                                PORTFOLIO QUALITY
--------------------------------------------------------------------------------
                   (based on 9/30/2000 market value of bonds)

                                    [GRAPH]

                                AAA -- 66.0%
                                AA -- 10.0%
                                A -- 15.0%
                                BBB/NA -- 9.0%

Outlook

The value in non-Treasury sectors is just too hard to ignore. The portfolio will maintain its over-weightings in corporates and mortgages relative to the Index until the yields these sectors provide over Treasury securities returns to a normal amount as measured by history or until the yield of mortgages and corporates no longer compensates the investor for their risk. The risk of owning corporates is credit risk while the risk of owning mortgages is prepayment risk. The maturity strategy will be one of staying close to the average maturity of the Index until the next major trend in interest rates is established.

                                    EVERGREEN
                            Select Fixed Income Fund
                   Fund at a Glance as of September 30, 2000

--------------------------------------------------------------------------------
                               PORTFOLIO PROFILE
--------------------------------------------------------------------------------

                                  Philosophy

The Evergreen Select Fixed Income Fund seeks to increase total return by focusing on current income and identifying opportunities to capture capital gains. The portfolio maintains a bias toward corporate and mortgage securities in order to capture higher levels of income.

                                    Process

The Fund's portfolio manager seeks to enhance performance, while controlling risk, by actively managing three specific characteristics within the portfolio: duration, sector allocation, and security selection. The manager utilizes both quantitative tools and fundamental research in order to determine an appropriate duration strategy as well as to enhance the sector allocation and security selection processes.

                                   Benchmark

Lehman Brothers Intermediate
Government/Credit Index

/1/ Past performance is no guarantee of future results. The performance of each class may vary based on differences in fees and expenses paid by the shareholders investing in each class. The investment return and principal value will fluctuate so that investors' shares, when redeemed, may be worth more or less than their original cost. Performance includes the reinvestment of income dividends and capital gain distributions.

Historical performance shown for Class IS shares from 11/24/1997 to its inception is based on the performance of Class I shares and has not been adjusted to reflect the effect of the 0.25% 12b-1 fee applicable to Class IS shares. Class I shares pays no 12b-1 fee. If these fees had been reflected, returns would have been lower. Prior to 11/24/1997, the returns for Classes I and IS shares are based on the Fund's predecessor common trust fund's (CTF) performance, adjusted for estimated mutual fund expenses. The CTF was not registered under the 1940 Act and was not subject to certain investment restrictions. If the CTF had been registered, its performance might have been adversely affected. The advisor is waiving a portion of its advisory fee. Had the fee not been waived, returns would have been lower.

Class I and IS shares are only available to institutional shareholders with a minimum $1 million investment. Class I and IS shares do not incur sales charges. Had sales charges been included, returns would have been lower.


--------------------------------------------------------------------------------
                           PERFORMANCE AND RETURNS/1/
--------------------------------------------------------------------------------
Portfolio Inception Date: 3/31/1977              Class I       Class IS
Class Inception Date                           11/24/1997      3/9/1998
Average Annual Returns
1 year                                            6.82%          6.55%
5 years                                           5.86%          5.59%
10 years                                          6.89%          6.62%
30-day SEC Yield                                  6.73%          6.48%
12-month income dividends per share              $0.37          $0.36

--------------------------------------------------------------------------------
                                LONG TERM GROWTH
--------------------------------------------------------------------------------

                                     [GRAPH]

                  Select Fixed
              Income Fund Class I      Consumer Price Index - US      Lehman Brothers Interm Govt/Credit
             ---------------------     -------------------------      ----------------------------------
9/30/90            1,000,000                   1,000,000                          1,000,000
9/30/91            1,131,434                   1,033,911                          1,138,537
9/30/92            1,259,557                   1,064,808                          1,283,375
9/30/93            1,359,029                   1,093,444                          1,388,880
9/30/94            1,325,980                   1,125,848                          1,365,887
9/30/95            1,464,884                   1,154,484                          1,520,063
9/30/96            1,538,912                   1,189,148                          1,598,070
9/30/97            1,655,244                   1,214,770                          1,729,004
9/30/98            1,808,275                   1,232,856                          1,909,302
9/30/99            1,823,108                   1,265,260                          1,921,286
9/30/00            1,947,581                   1,309,454                          2,041,034

Comparison of a $1,000,000 investment in Evergreen Select Fixed Income Fund, Class I shares/1/, versus a similar investment in the Lehman Brothers Intermediate Government/Credit Index (LBIGCI) and the Consumer Price Index
(CPI).

The LBIGCI is an unmanaged market index which does not include transaction costs associated with buying and selling securities or any mutual fund expenses. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

U.S. government guarantees apply only to the underlying securities of the Fund's portfolio and not to the Fund's shares.

Foreign investments may contain more risk due to the inherent risks associated with changing political climates, foreign market instability and foreign currency fluctuations.

Funds that invest in high yield, lower-rated bonds may contain more risks due to the increased possibility of default.

The Fund's investment objective is non-fundamental and may be changed without the vote of the Fund's shareholders.

All data is as of September 30, 2000 and subject to change.

                                    EVERGREEN
                            Select Fixed Income Fund
                          Portfolio Manager Commentary

Portfolio Management Team

                    [PHOTO]                              [PHOTO]

            Rollin C. Williams, CFA                L. Robert Cheshire
             Tenure: November 1997               Tenure: November 1997


                                    [PHOTO]

                                Thomas L. Ellis
                             Tenure: November 1997

Performance

For the twelve-month period ended September 30, 2000, the Evergreen Select Fixed Income Fund Class I posted a 6.82% total return, exceeding the 6.25% total return of the Lehman Brothers Intermediate Government/Credit Index by 0.37%. The Fund's performance this past year is attributable mainly to good sector allocation decisions and individual security selection.

                                    Portfolio
                                Characteristics
                                ---------------
                               (as of 9/30/2000)

Total Net Assets                                                    $567,140,646
Average Credit Quality                                                        AA
Effective Maturity                                                     4.8 years
Average Duration                                                       3.5 years

Environment

Interest rates over the past year were driven initially higher based on an expectation of continued high levels of economic growth, fears of increasingly higher inflation rates, and the resultant continuation of a restrictive monetary policy. However, after yields reached peaks of almost 7.0% on both 2-year and 10-year Treasuries in the first half of the year, yields retreated to almost where they began by year-end. Yields fell nearly 1.0% over the last 6 months, as it became apparent that the pace of economic growth was slowing, that the pressure on inflation remained under control, and that the Federal Reserve Board could "remain on hold" and refrain from increasing rates further. Currently, 2-year rates stand at 5.96% and 10-year rates at 5.83%.

--------------------------------------------------------------------------------
                             PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------
                     (based on 9/30/2000 portfolio assets)

                                    [GRAPH]

                 Corporate Bonds -- 25.1%
                 Collateralized Mortgage Obligations -- 15.8%
                 U.S. Treasury Obligations -- 15.0%
                 Mortgage-Backed Securities -- 14.4%
                 Commercial Paper -- 11.6%
                 Yankee Obligations -- 5.6%
                 U.S. Government Agency Obligations -- 5.4%
                 Asset-Backed Securities -- 4.7%
                 Mutual Fund Shares -- 2.4%

                                    EVERGREEN
                            Select Fixed Income Fund
                          Portfolio Manager Commentary

Strategy

The focus of our portfolio strategy over the past year concentrated on sector weightings and individual security selection. Although we made slight duration adjustments during the year, our duration strategy centered around a neutral weighting. Duration strategy had a slight positive impact on portfolio returns. The largest positive impact on returns, was the overweightings we built into the portfolio in corporates and mortgages, as yield spreads on those sectors widened to very attractive levels. We have also recently increased weightings in Federal Agencies as well. We currently continue to hold over-weightings in each of these sectors. As we have reported in the past, the portfolio continues to generate additional incremental income from both securities lending and mortgage dollar-roll activities.

--------------------------------------------------------------------------------
                                PORTFOLIO QUALITY
--------------------------------------------------------------------------------
                   (based on 9/30/2000 market value of bonds)

                                    [GRAPH]

                          AAA -- 48.4%
                          AA -- 9.2%
                          A -- 20.8%
                          BBB & lower/NA/NR -- 21.6%

Outlook

Although it is apparent that Federal Reserve Board's monetary policy remains on hold, we believe that it may be too early to expect the Federal Reserve Board to begin to ease. The market, however, has become more optimistic, with 2 year rates already reflecting as much as a 0.50% decrease. For the moment, we will keep duration neutral. At this point, potential shocks from the price of oil, turmoil around the world (especially the Middle East), and a further decline in the stock market make the reward of duration exposure not worth the risk. We enter the next twelve months with the belief that the best opportunities to outperform lie in continued over-weightings to corporates, agencies, and mortgages.

                                    EVERGREEN
                          Select Fixed In come Fund II
                   Fund at a Glance as of September 30, 2000

--------------------------------------------------------------------------------
                                PORTFOLIO PROFILE
--------------------------------------------------------------------------------

                                   Philosophy

The Evergreen Select Fixed Income Fund II seeks to achieve a high level of total return through diversified portfolios of primarily high quality fixed-income securities.


                                     Process

Portfolio management emphasizes sector rotation, term structure allocation, high credit quality, and individual security valuation. The manager uses a combination of quantitatively driven security selection and regular portfolio repositioning to enhance returns above those available from more passive management approaches.


                                    Benchmark

Lehman Brothers Aggregate Bond Index




/1/ Past performance is no guarantee of future results. The performance of each class may vary based on differences in fees and expenses paid by the shareholders investing in each class. The investment return and principal value will fluctuate so that investors' shares, when redeemed, may be worth more or less than their original cost. Performance includes the reinvestment of income dividends and capital gain distributions.

Historical performance shown for Class IS shares prior to its inception is based on the performance of Class I shares and has not been adjusted to reflect the effect of the 0.25% 12b-1 fee applicable to Class IS shares. Class I shares pay no 12b-1 fee. If these fees had been reflected, returns would have been lower.

Class I and IS shares are only available to institutional shareholders with a minimum $1 million investment. Class I and IS shares do not incur sales charges. Had sales charges been included, returns would have been lower.

--------------------------------------------------------------------------------
                          PERFORMANCE AND RETURNS/1/
--------------------------------------------------------------------------------
Portfolio Inception Date: 12/6/1994                    Class I      Class IS
Class Inception Date                                 12/6/1994     10/18/1999
Average Annual Returns
1 year                                                  6.68%         6.36%
5 years                                                 5.83%         5.77%
Since Portfolio Inception                               7.40%         7.34%
30-day SEC Yield                                        7.15%         6.94%
11-month income dividends per share                    $0.92         $0.89

--------------------------------------------------------------------------------
                                LONG TERM GROWTH
--------------------------------------------------------------------------------

                                    [GRAPH]

              Select Fixed Income Fund II   Consumer Price Index - US    Lehman Brothers Aggregate Bond
              ---------------------------   -------------------------    ------------------------------
12/6/94                1,000,000                    1,000,000                      1,000,000
9/30/95                1,140,790                    1,023,380                      1,144,169
9/30/96                1,188,287                    1,054,108                      1,200,237
9/30/97                1,299,667                    1,076,820                      1,316,820
9/30/98                1,430,138                    1,092,852                      1,468,377
9/30/99                1,419,675                    1,121,576                      1,462,867
9/30/00                1,514,405                    1,160,752                      1,565,074

Comparison of a $1,000,000 investment in Evergreen Select Fixed Income Fund II, Class I shares/1/, versus a similar investment in the Lehman Brothers Aggregate Bond Index (LBABI), and the Consumer Price Index (CPI).

The LBABI is an unmanaged market index which does not include transaction costs associated with buying and selling securities or any mutual fund expenses. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

U.S. government guarantees apply only to the underlying securities of the Fund's portfolio and not to the Fund's shares.

Foreign investments may contain more risk due to the inherent risks associated with changing political climates, foreign market instability and foreign currency fluctuations.

Funds that invest in high yield, lower-rated bonds may contain more risks due to the increased possibility of default.

The Fund's investment objective is non-fundamental and may be changed without the vote of the Fund's shareholders.

All data is as of September 30, 2000 and subject to change.

                                    EVERGREEN
                          Select Fixed In come Fund II
                          Portfolio Manager Commentary

Portfolio Management

                                    [PHOTO]

                                   J.P. Weaver
                               Tenure: August 2000

Performance

For the twelve-month period ended September 30, 2000, the Evergreen Select Fixed Income Fund II Class I shares returned 6.68%. These results slightly lagged the Fund's benchmark, the Lehman Brothers Aggregate Bond Index, which returned 6.99% for the same period. The Fund's twelve-month returns placed it in the top quartile of its Lipper peer universe.


                                    Portfolio
                                 Characteristics
                                -----------------
                                (as of 9/30/2000)

Total Net Assets                                                     $60,730,401
Average Credit Quality                                                       AAA
Effective Maturity                                                     8.8 years
Average Duration                                                       5.1 years

Environment

The Federal Reserve Board, concerned about a potentially overheating economy, sought to bring growth rates more in line with the economy's potential by raising rates during most of the last year. Overall, they have succeeded. Equity markets have come back to earth and tightening liquidity conditions are making it more difficult for companies to borrow to fund growth initiatives. These trends have created an inhospitable climate for credit risk in the form of corporate bonds. Corporate bond yields have climbed to their widest spreads over Treasury bonds in over a decade. Recently, rising oil prices, frequent negative corporate profit warnings, and deflating equity prices have compounded the damage to corporate bond returns. In the mortgage sector, recent interest rate stability, well-balanced real estate supply and demand fundamentals, and steady demand for mortgage bonds by risk adverse investors have kept returns steady.

                                    EVERGREEN
                          Select Fixed Income Fund II
                          Portfolio Manager Commentary

--------------------------------------------------------------------------------
                            PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------
                     (based on 9/30/2000 portfolio assets)

                                    [GRAPH]

                  Mortgage-Backed Securities -- 48.4%
                  Asset-Backed Securities -- 15.6%
                  U.S. Treasury Obligations -- 14.3%
                  Corporate Bonds -- 12.6%
                  Yankee Obligations -- 4.2%
                  Mutual Fund Shares -- 2.9%
                  Collateralized Mortgage Obligations -- 2.0%

Strategy

The Fund's strong performance during fiscal year 2000 relates to the employment of three key strategies. First, we maintained a lower weighting in corporate bonds whose returns were the lowest among the major fixed income asset classes. Secondly, we maintained a shorter interest rate duration profile as the Federal Reserve Board was raising rates, which gave us a lower sensitivity to rising rates. Lastly, we maintained an overweighting in mortgage and asset backed securities which provided a high level of coupon income. Mortgage and asset backed securities were not as adversely affected by market developments as were corporate bonds.

The Fund had an underexposure to Treasury securities, which experienced the strongest market price appreciation of the major bond sectors. The Fund was also under-weighted (3% out of an allowable 10%) in below investment grade issues. Returns in this sector trailed the overall Lehman Brothers Aggregate Bond Index returns by 5% during the period and reduced the Fund's total return by 0.2% relative to its index.

--------------------------------------------------------------------------------
                                PORTFOLIO QUALITY
--------------------------------------------------------------------------------
                   (based on 9/30/2000 market value of bonds)

                                     [GRAPH]

                             AAA -- 82.0%
                             AA -- 1.6%
                             A -- 7.6%
                             BBB -- 7.3%
                             BB & lower/NR -- 1.5%

Outlook

Based on the continued inability of the corporate bond market to judiciously price risk, we believe that the Select Fixed Income Fund II's overly-weighted position in mortgage and asset backed securities is the best recipe for continued strong and steady returns. We believe the recent negative trends in the corporate bond market may have more room to play itself out and the Fund will "keep our powder dry" until some semblance of stability returns. In the meantime, we believe the Fund will continue to reap the benefit of high current yield in the mortgage sector. We anticipate raising our allocation eventually to the corporate bond arena. For now, however, we will seek to maintain the Fund's high-income levels through the alternative yield enhancing sectors.

                                    EVERGREEN
                           Select High Yield Bond Fund
                    Fund at a Glance as of September 30, 2000

--------------------------------------------------------------------------------
                                PORTFOLIO PROFILE
--------------------------------------------------------------------------------

                                   Philosophy

Evergreen Select High Yield Bond Fund seeks to provide investors with a high level of total return while controlling risk. The Fund invests primarily in high-yield, high-risk bonds, but will be managed with less emphasis on yield and a greater emphasis on total return.


                                     Process

The portfolio managers invest at least 65% of the Fund's total assets in bonds, debentures, and other income obligations, which are rated by Standard & Poor's Rating Services ("S&P") or Moody's Investors Service, Inc. ("Moody's") as below investment grade. They intend to emphasize securities rated B- or higher by S&P or B3 or higher by Moody's.


                                    Benchmark

Merrill Lynch High Yield Master Bond Index



/1/ Past performance is no guarantee of future results. The performance of each class may vary based on differences in fees and expenses paid by the shareholders investing in each class. The investment return and principal value will fluctuate so that investors' shares, when redeemed, may be worth more or less than their original cost. Performance includes the reinvestment of income dividends and capital gain distributions.

The Fund incurs 12b-1 expenses of 0.25% for Class IS shares. Class I shares pay no 12b-1 fees. The advisor is waiving a portion of its advisory fee. Had the fee not been waived, returns would have been lower.

Class I and IS shares are only available to institutional shareholders with a minimum $1 million investment. Class I and IS shares do not incur sales charges. Had sales charges been included, returns would have been lower.


--------------------------------------------------------------------------------
                           PERFORMANCE AND RETURNS/1/
--------------------------------------------------------------------------------
Portfolio Inception Date: 11/30/1999              Class I        Class IS
Class Inception Date                            11/30/1999      11/30/1999
Cumulative Returns
Since Portfolio Inception                          2.82%           2.59%
30-day SEC Yield                                   9.25%           9.18%
10-month income dividends per share               $0.70           $0.67

--------------------------------------------------------------------------------
                                LONG TERM GROWTH
--------------------------------------------------------------------------------

                                     [GRAPH]

                Select High Yield
                Bond Fund Class I         Consumer Price Index - US    Merrill Lynch High Yield Bond
             ------------------------     -------------------------    -----------------------------
11/30/99          1,000,000                       1,000,000                      1,000,000
12/31/99          1,003,440                       1,000,000                      1,005,250
 1/31/00            995,252                       1,002,971                      1,002,999
 2/29/00            995,690                       1,008,913                      1,003,862
 3/31/00            986,470                       1,017,231                        989,828
 4/30/00            999,590                       1,017,825                        990,173
 5/31/00            984,196                       1,019,014                        979,271
 6/30/00            999,845                       1,024,361                        996,037
 7/31/00          1,014,843                       1,026,738                      1,003,089
 8/31/00          1,026,919                       1,027,332                      1,015,336
 9/30/00          1,028,254                       1,032,469                      1,009,408

Comparison of a $1,000,000 investment in Evergreen Select High Yield Bond Fund, Class I shares/1/, versus a similar investment in the Merrill Lynch High Yield Master Bond Index (MLHYMBI) and the Consumer Price Index (CPI).

The MLHYMBI is an unmanaged market index, which does not include transaction costs associated with buying and selling securities or any mutual fund expenses. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

Fund performance is extremely short-term and as such may not give investors an adequate basis for evaluating the fund's performance potential over varying market conditions or economic cycles. Unusual investment returns may be due to the funds recent inception, existing market and economic conditions and the increased potential of a small number of securities effecting fund performance due to the smaller asset size. Investments in most mutual funds are intended to be long-term investments.

Funds that invest in high yield, lower-rated bonds may contain more risks due to the increased possibility of default.

The Fund's investment objective is non-fundamental and may be changed without the vote of the Fund's shareholders.

All data is as of September 30, 2000 and subject to change.

                                    EVERGREEN
                           Select High Yield Bond Fund
                          Portfolio Manager Commentary

Portfolio Management

                                    [PHOTO]

                                  Richard Cryan
                              Tenure: November 1999

Performance

Evergreen Select High Yield Bond Fund's Class I shares returned 2.82% since the Fund's inception on November 30, 1999, surpassing its benchmark, the Merrill Lynch High Yield Master Bond Index, which returned 0.68%. We attribute the Fund's strong relative performance to careful security selection and the Fund's focus on higher-tier credits within the high yield bond market. The Fund invests only in the top two credit tiers of the high yield market, specifically, securities rated "BB" and "B". Further, the Fund does not invest in certain securities that typically carry higher risk, including foreign bonds, preferred stocks, pay-in-kind securities and zero coupon bonds.

We believe the key factor in the Fund's performance was accurate credit analysis. Our team of professionals thoroughly analyze and constantly monitor the Fund's investments. This diligence was particularly important over the past ten months because many corporations incurred sharp, rapid changes in their financial conditions. We maintained holdings only in those companies that met our high credit standards, selling positions as soon as we recognized any negative credit developments.

                            Portfolio Characteristics
                            -------------------------
                                (as of 9/30/2000)

Total Net Assets                                                     $75,204,878
Average Credit Quality                                                         B
Effective Maturity                                                     7.2 years
Average Duration                                                       4.3 years


Environment

Market conditions were extremely challenging for high yield bond investors over the past ten months. By the end of the period, however, yield levels had reached extremely attractive levels based on historical standards. Rapid and dramatic changes in the financial conditions of many companies, as well as deterioration in industries that historically represented relative safe-havens for high yield investors, underscored the importance of diligent credit monitoring. Always an important component of high yield investing, credit analysis became the key factor in either securing opportunity or being consumed by credit declines. Financial conditions often changed faster than reflected by rating agencies; and, as result, credit ratings often were not a reliable gauge of a company's actual financial health. Reflecting the challenging environment, the default rate had doubled just prior to the beginning of the fiscal period; and further, the number of companies considered to be in financial distress moved higher over the past ten months. The Merrill Lynch Distress Ratio--defined as the percentage of high yield bonds trading at 10 points higher in yield than U.S. Treasuries with comparable maturities, rose from 13% in January 2000 to nearly 20% by the end of the Fund's fiscal period--the highest levels since the early 1990's. To add perspective, the Distress Ratio stood at 5% in July 1998; and at the peak of the international financial crisis in the fall of 1998, the Distress Ratio was approximately 15%. Certain

                                    EVERGREEN
                           Select High Yield Bond Fund
                          Portfolio Manager Commentary

industries endured higher default rates than others. Telecommunications, known for its high level of risk, as well as its potential for extraordinary returns, had the highest default rate, year-to-date for the period ended September 30, 2000. Approximately 25% of the bonds that defaulted on their debt payments, year-to-date through September 30, 2000, were in the telecommunications industry. Supermarkets and food producers had the second and third highest default rates, respectively, for the same period. Historically, investors have considered these industries to have relatively low risk.

--------------------------------------------------------------------------------
                              PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------
                      (based on 9/30/2000 portfolio assets)

                                    [GRAPH]

                            Corporate Bonds -- 79.4%
                            Mutual Fund Shares -- 11.3%
                            Yankee Obligations -- 9.3%

Strategy

Our investment strategy focused on bottom-up, rigorous security analysis and selection. We favored companies and industries that demonstrated the ability to generate ample free cash flow after debt service and capital expenditures. We also emphasized larger, liquid issues to maximize trading flexibility. We under-weighted the Fund in bonds issued from deals smaller than $150 million. We also invested in industries that were less cyclical--less sensitive to the ups and downs of economic cycles--as well as in companies that had pricing power over their products. We over-weighted the Fund in the energy sector, paper and forest products. With oil prices rising, energy was a strong performer as well as paper and forest products which benefited from higher pulp and liner board prices. We also emphasized cable, gaming and publishing. Cable companies continued to generate steady cash flows and gaming has just completed an expansion phase. Typically, the publishing industry produces solid cash flows and also has been experiencing some consolidation--an event that tends to push associated bond prices higher. We under-weighted the Fund in telecommunications--the market's most volatile and highest risk sector--since we found few companies that met our standards regarding free cash flow and proven business strategies. The Fund also was over-weighted in "BB" and "BBB"-rated credits. "BBB" is considered to be "investment grade" rather than "high yield". However, several holdings were up-graded because of business improvements or merger activity.

--------------------------------------------------------------------------------
                                PORTFOLIO QUALITY
--------------------------------------------------------------------------------
                   (based on 9/30/2000 market value of bonds)

                                    [GRAPH]

                                  BBB -- 5.0%
                                  BB -- 35.9%
                                  B -- 59.1%

Outlook

We are cautiously optimistic about high yield bonds in the months ahead. While we would not be surprised to see the default rate rise somewhat, yield levels make the value of high yield bonds compelling. The Merrill Lynch Garman Model, which measures the value of the high yield market as an asset class, recently generated a "buy" signal. In the past 15 years, the Model has indicated a buy or sell opportunity only four or five times. The last signal was to buy high yield bonds in the fall of 1998; and the following year, high yield bonds outperformed U.S. Treasuries by 10 percentage points. While the Model is not infallible

                                    EVERGREEN
                           Select High Yield Bond Fund
                          Portfolio Manager Commentary


and past performance is not indicative of future results, it is an interesting investment tool, particularly with yields at such attractive levels. The stock market's performance also could affect the direction of high yield bond prices. In the coming months, investors may choose to redirect some of their assets to the attractive yields available in high yield bonds in light of the recent price volatility and lackluster returns in the stock market. In this environment, we think credit analysis, particularly with regard to free cash flow, will be the key to unlocking value and opportunity. We will continue to scrutinize the businesses and financial conditions of the Fund's holdings and build the portfolio one bond at a time.

                                    EVERGREEN
                             Select Income Plus Fund
                    Fund at a Glance as of September 30, 2000

--------------------------------------------------------------------------------
                                PORTFOLIO PROFILE
--------------------------------------------------------------------------------

                                   Philosophy

The Evergreen Select Income Plus Fund seeks to increase total return by pursuing a high level of current income and a potential for capital appreciation. The portfolio manager seeks to achieve the Fund's objective by actively managing portfolio duration for capital gain opportunities.


                                     Process

The portfolio manager complements fundamental research with quantitative tools, which identify undervalued or overlooked fixed income securities with potential for appreciation. In an effort to achieve a high level of current income, the Fund emphasizes corporate and mortgage-backed securities.


                                    Benchmark

Lehman Brothers Government/Credit Index



/1/ Past performance is no guarantee of future results. The performance of each class may vary based on differences in fees and expenses paid by the shareholders investing in each class. The investment return and principal value will fluctuate so that investors' shares, when redeemed, may be worth more or less than their original cost. Performance includes the reinvestment of income dividends and capital gain distributions.

Historical performance shown for Class IS shares from 11/24/1997 to its inception is based on the performance of Class I shares and has not been adjusted to reflect the effect of the 0.25% 12b-1 fee applicable to Class IS shares. Class I shares pays no 12b-1 fee. If these fees had been reflected, returns would have been lower. Prior to 11/24/1997, the returns for Classes I and IS shares are based on the Fund's predecessor common trust fund's (CTF) performance, adjusted for estimated mutual fund expenses. The CTF was not registered under the 1940 Act and was not subject to certain investment restrictions. If the CTF had been registered, its performance might have been adversely affected. The advisor is waiving a portion of its advisory fee. Had the fee not been waived, returns would have been lower.

Class I and IS shares are only available to institutional shareholders with a minimum $1 million investment. Class I and IS shares do not incur sales charges. Had sales charges been included, returns would have been lower.

--------------------------------------------------------------------------------
                           PERFORMANCE AND RETURNS/1/
--------------------------------------------------------------------------------
Portfolio Inception Date: 8/31/1988                      Class I       Class IS
Class Inception Date                                    11/24/1997     3/2/1998
Average Annual Returns
1 year                                                     5.82%         5.57%
5 years                                                    5.49%         5.24%
10 years                                                   7.28%         7.02%
30-day SEC Yield                                           7.11%         6.87%
12-month income dividends per share                       $0.35         $0.34

--------------------------------------------------------------------------------
                                LONG TERM GROWTH
--------------------------------------------------------------------------------

                                    [GRAPH]

              Select Income Plus
                 Fund Class I        Consumer Price Index - US     Lehman Brothers Govt/Credit
             --------------------    -------------------------     ---------------------------
9/30/90            1,000,000                 1,000,000                      1,000,000
9/30/91            1,153,684                 1,033,911                      1,158,577
9/30/92            1,279,703                 1,064,808                      1,311,893
9/30/93            1,423,064                 1,093,444                      1,462,034
9/30/94            1,354,677                 1,125,848                      1,401,461
9/30/95            1,545,553                 1,154,484                      1,602,622
9/30/96            1,603,054                 1,189,148                      1,674,781
9/30/97            1,752,940                 1,214,770                      1,835,373
9/30/98            1,949,053                 1,232,856                      2,071,538
9/30/99            1,908,222                 1,265,260                      2,037,583
9/30/00            2,019,760                 1,309,454                      2,174,540

Comparison of a $1,000,000 investment in Evergreen Select Income Plus, Class I shares/1/, versus a similar investment in the Lehman Brothers Government/Credit Index (LBGCI) and the Consumer Price Index (CPI).

The LBGCI is an unmanaged market index and does not include transaction costs associated with buying and selling securities or any mutual fund expenses. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

U.S. government guarantees apply only to the underlying securities of the Fund's portfolio and not to the Fund's shares.

Foreign investments may contain more risk due to the inherent risks associated with changing political climates, foreign market instability and foreign currency fluctuations.

Funds that invest in high yield, lower-rated bonds may contain more risks due to the increased possibility of default.

The Fund's investment objective is non-fundamental and may be changed without the vote of the Fund's shareholders. All data is as of September 30, 2000 and subject to change.

                                    EVERGREEN
                             Select Income Plus Fund
                          Portfolio Manager Commentary


                              Portfolio Management

                                    [PHOTO]

                                J.P. Weaver, CFA
                              Tenure: November 1997

Performance

For the twelve-month period ended September 30, 2000, the Evergreen Select Income Plus Fund Class I shares posted a total return of 5.82%. This return trailed the Lehman Brothers Government/Credit Index, which returned 6.74% for the same period. This return positioned the Fund near the median for its Lipper peer universe for the period. Lipper Inc., is an independent monitor of mutual fund performance.



                            Portfolio Characteristics
                            -------------------------
                                (as of 9/30/2000)

Total Net Assets                                                  $1,585,103,792
Average Credit Quality                                                        AA
Effective Maturity                                                     8.5 years
Average Duration                                                       4.9 years

Environment

The primary source of systematic risk in the bond market for most of the last twelve months has been Federal Reserve Board policy. Rising market interest rates translated into uncertainty about the economy and corporate profit growth as the Federal Reserve Board sought to curb what it considered a potentially overheating pace of growth. Exacerbating these concerns was the increased market liquidity premium felt by marginal corporate borrowers. These trends translated into increased issue specific risk. This caused a number of corporate bond issuers to see their spreads gap out to unprecedented recession-like levels. At this writing, corporate bond spreads are at their widest levels in a decade. Clearly, the market is having difficulty pricing and buying corporate credit risk. As an example of this trend, almost 5% of the corporate bond issuer universe have seen their spreads widen over 30%--in a 10-year bond this translates into almost $10 per $100 in unrealized losses. The Fund has not been immune to this trend. The two bond issuers the Fund held within this 5% cohort alone caused another 0.3% of the Fund's performance shortfall relative to its benchmark.

--------------------------------------------------------------------------------
                              PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------
                      (based on 9/30/2000 portfolio assets)

                                    [GRAPH]

                  Corporate Bonds -- 39.5% U.S.
                  Treasury Obligations -- 20.5%
                  Mortgage-Backed Securities -- 15.4%
                  Yankee Obligations -- 9.4%
                  Collateralized Mortgage Obligations -- 8.4%
                  U.S. Government & Agency Obligations -- 3.5%
                  Asset-Backed Securities -- 2.0%
                  Mutual Fund Shares -- 1.1%
                  Convertible Preferred Stock -- 0.2%

                                    EVERGREEN
                             Select Income Plus Fund
                          Portfolio Manager Commentary

Strategy

One of the Fund's key objectives is to seek a high level of current income for its shareholders. Based on this goal, the Fund tends to be normally over-weighted in corporate and mortgage-backed securities relative to its performance benchmark index. This strategy cost the Fund for the year ended September 30, 2000. Treasury bonds, benefiting from a program by the U.S. Treasury Department to buy back debt, were by far the strongest performing sector in the bond market. Corporate bonds, which suffered from a supply/demand imbalance relative to Treasury debt performed very poorly. Another area that caused the Fund's performance to lag its benchmark was below investment grade bonds. The Fund's 5% weighting in these securities contributed 0% to total return and was responsible for about 0.3% of the disparity between Fund and index returns.

--------------------------------------------------------------------------------
                                PORTFOLIO QUALITY
--------------------------------------------------------------------------------
                   (based on 9/30/2000 market value of bonds)

                                    [GRAPH]

                           AAA -- 43.7%
                           AA -- 7.5%
                           A -- 24.5%
                           BBB -- 20.1%
                           BB & lower/NA/NR -- 4.2%

Outlook

Risk factors for the bond market have shifted from a single one--the Federal Reserve Board, to multiple factors; rising oil prices, the implications of the election, the bursting NASDAQ bubble, and weakening international currencies. This proliferation of risk factors heightens overall bond market uncertainty. This is manifest in the rising implied volatility levels observed in the stocks of the 80 largest corporate bond issuers which have risen above 50% recently--a level which attests to the market's reduced ability to price for risk. Finally, the pace of economic growth is finally beginning to feel the impact of tighter monetary conditions and is clearly slowing. The bond market is assigning an increased probability to a "hard landing" scenario for the economy in 2001.

The confluence of increased risk and uncertainty has caused us recently to embark on a strategy to reduce corporate bond exposure in the new fiscal year. We will replace this sector allocation with a higher commitment to Federal Agency mortgage bonds. There may very well be a period in the coming fiscal year during which we will look to rotate into the more cyclical corporate sectors which have been especially hard hit. For now it seems prudent to lower the fund's overall weighting in this sector in favor of high yielding mortgage pass-through securities.

                                    EVERGREEN
                  Select Intermediate Term Municipal Bond Fund
                    Fund at a Glance as of September 30, 2000

--------------------------------------------------------------------------------
                               PORTFOLIO PROFILE
--------------------------------------------------------------------------------

                                   Philosophy

Evergreen Select Intermediate Term Municipal Bond Fund seeks the highest possible current income, exempt from federal income taxes, consistent with the Fund's maturity and preservation of capital. The Fund is managed to provide stable, non-taxable income flows at competitive rates by primarily investing in tax-free bonds.

                                     Process

The portfolio manager utilizes both quantitative tools and hands-on, fundamental research to identify attractive tax-exempt investment opportunities.

                                    Benchmark

Lehman Brothers Municipal Bond 7-Year Index

/1/ Past performance is no guarantee of future results. The performance of each class may vary based on differences in fees and expenses paid by the shareholders investing in each class. The investment return and principal value will fluctuate so that investors' shares, when redeemed, may be worth more or less than their original cost. Performance includes the reinvestment of income dividends and capital gain distributions.

Historical performance shown for Class IS shares from 11/24/1997 to its inception is based on the performance of Class I shares and has not been adjusted to reflect the effect of the 0.25% 12b-1 fee applicable to Class IS shares. Class I shares pays no 12b-1 fee. If these fees had been reflected, returns would have been lower. Prior to 11/24/1997, the returns for Classes I and IS Shares are based on the Fund's predecessor common trust fund's (CTF) performance, adjusted for estimated mutual fund expenses. The CTF was not registered under the 1940 Act and was not subject to certain investment restrictions. If the CTF had been registered, its performance might have been adversely affected. The advisor is waiving a portion of its advisory fee. Had the fee not been waived, returns would have been lower.

Class I and IS shares are only available to institutional shareholders with a minimum $1 million investment. Class I and IS shares do not incur sales charges. Had sales charges been included, returns would have been lower.

--------------------------------------------------------------------------------
                           PERFORMANCE AND RETURNS/1/
--------------------------------------------------------------------------------
Portfolio Inception Date: 1/31/1984                    Class I      Class IS
Class Inception Date                                 11/24/1997     3/2/1998
Average Annual Returns
1 year                                                  3.58%         3.32%
5 years                                                 4.25%         4.00%
10 years                                                5.60%         5.34%
30-day SEC Yield                                        5.20%         4.95%
Tax Equivalent Yield*                                   8.61%         8.20%
12-month income dividends per share                    $2.99         $2.84
* Assumes maximum 39.6% federal tax rate. Results for investors subject to lower tax rates would not be as advantageous.

--------------------------------------------------------------------------------
                                LONG TERM GROWTH
--------------------------------------------------------------------------------

                                    [GRAPH]

                      Select Intermediate Term
                     Municipal Bond Fund Class I          Consumer Price Index - US      Lehman Brothers Munis 7-Yr
             -----------------------------------------    -------------------------      --------------------------
9/30/90                      1,000,000                            1,000,000                       1,000,000
9/30/91                      1,098,862                            1,033,911                       1,122,476
9/30/92                      1,187,964                            1,064,808                       1,232,578
9/30/93                      1,306,967                            1,093,444                       1,367,050
9/30/94                      1,296,162                            1,125,848                       1,358,254
9/30/95                      1,401,050                            1,154,484                       1,497,637
9/30/96                      1,465,624                            1,189,148                       1,564,056
9/30/97                      1,580,811                            1,214,770                       1,688,465
9/30/98                      1,717,139                            1,232,856                       1,821,149
9/30/99                      1,665,101                            1,265,260                       1,832,304
9/30/00                      1,724,486                            1,309,454                       1,933,039

Comparison of a $1,000,000 investment in Evergreen Select Intermediate Term Municipal Bond Fund, Class I shares/1/, versus a similar investment in the Lehman Brothers Municipal Bond 7-Year Index (LBMB7YI) and the Consumer Price Index (CPI).

The LBMB7YI is an unmanaged market index and does not include transaction costs associated with buying and selling securities or any mutual fund expenses. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

The Fund's yield will fluctuate, and there can be no guarantee that the Fund will achieve its objective on any particular tax-exempt yield. Income may be subject to the federal alternative minimum tax.

Funds that invest in high yield, lower-rated bonds may contain more risks due to the increased possibility of default.

The Fund's investment objective is non-fundamental and may be changed without the vote of the Fund's shareholders.

All data is as of September 30, 2000 and subject to change.

                                    EVERGREEN
                  Select Intermediate Term Municipal Bond Fund
                          Portfolio Manager Commentary

Portfolio Management

                                    [PHOTO]

                               Richard K. Marrone
                              Tenure: November 1997

Performance

The Evergreen Select Intermediate Term Municipal Bond Fund Class I shares posted a 3.58% return for the twelve-month period ended September 30, 2000. This trailed the 5.48% performance of its benchmark, the Lehman Brothers Municipal Bond 7-year Index. The shorter part of the yield curve (less than 10 years) significantly outperformed the intermediate (12-15 years) part of the curve which contributed to the better relative performance of the index versus the Fund. This outperformance was the result of extremely strong retail demand for maturities less than 10 years. The intermediate part of the curve was in fact the worst performing spot on the municipal curve during the month of September.

                                   Portfolio
                                Characteristics
                               -----------------
                               (as of 9/30/2000)

Total Net Assets                                                    $619,039,186
Average Credit Quality                                                        AA
Effective Maturity                                                     8.1 years
Average Duration                                                       5.7 years

Environment

It has been a challenging twelve-month period. Interest rates rose and prices dropped during the last quarter of 1999, only to reverse that pattern during most of this year until we reached late summer as rates again reversed course and rose during September 2000. During most of this period, municipals outperformed their taxable counterparts until the summer as tax-exempts became rich to treasuries and had to back up to present a more attractive investment. It sounds like a lot of volatility in the municipal market, but actually the municipal curve has exhibited much less volatility than taxables--we were just reacting to moves in the taxable market. The slope of the municipal curve has moved only about 26% as much as the slope of the treasury curve over the past year.

--------------------------------------------------------------------------------
                             PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------
                     (based on 9/30/2000 portfolio assets)

                                    [GRAPH]

                     Housing -- 15.2%
                     Airlines & Airport -- 13.8%
                     Pre-refunded, Lease & Escrow -- 10.6%
                     Hospital -- 10.5%
                     Education & Student Loan -- 10.3%
                     General Obligation -- 7.4%
                     Development District -- 6.2%
                     Water, Sewer & Solid Waste -- 5.9%
                     Industrial Development Revenue -- 5.0%
                     Electric Revenue & Utility -- 4.4%
                     Sales Tax & Special Tax -- 3.2%
                     Public Facilities -- 2.7%
                     Mutual Fund Shares -- 0.5%
                     Other -- 4.3%

                                    EVERGREEN
                  Select Intermediate Term Municipal Bond Fund
                          Portfolio Manager Commentary

Strategy

All this relative volatility argues even stronger in favor of the approach we follow in managing the Fund. We continue to restructure the Fund to focus on our core strategy of supplying strong income and yield with less price or NAV variability. We attempt to accomplish this by selling lower book yield, longer maturity securities in favor of bonds that supply higher yields, either due to the coupon/maturity structure or selected lower investment grade rated bonds. This approach is beginning to show the fruits of this labor as our adjusted distribution yield rankings show this Fund in the top 15% of its universe based on yield and risk adjusted return.

--------------------------------------------------------------------------------
                                PORTFOLIO QUALITY
--------------------------------------------------------------------------------
                   (based on 9/30/2000 market value of bonds)

                                    [GRAPH]

                                AAA -- 42.1%
                                AA -- 9.9%
                                A -- 18.6%
                                BBB -- 17.0%
                                BB/NR -- 12.4%

Outlook

Seasonally, the fourth quarter of the year is typically kind to the municipal bond market. The higher yields we have attained during the past month usually produce a renewed retail bid as the fall season begins, with the month of December being the strongest month of the quarter. We anticipate this to continue, especially with new issuance expected to be approximately 19% lower than last year. This will lead to greater demand than supply and hopefully higher prices. We believe the intermediate portion of the yield curve is ideally positioned to outperform and represents by far the most value in the municipal market. In fact, the historical monthly return per unit of volatility is greater for intermediate municipals than long municipals and also greater than that of the S&P 500. This supports the view that municipal bonds (intermediates in particular) may be a good way to diversify an equity portfolio.

                                    EVERGREEN
                         Select International Bond Fund
                   Fund at a Glance as of September 30, 2000

--------------------------------------------------------------------------------
                               PORTFOLIO PROFILE
--------------------------------------------------------------------------------

                                   Philosophy

Evergreen Select International Bond Fund seeks to capitalize upon the unprecedented opportunities taking place in international capital markets and economies worldwide. The investment management team aims to add yield, provide diversification, control currency risk while adding value, and utilize the low to negative correlation to U.S. asset classes.

                                     Process

The investment process incorporates quantitative tools to manage a massive amount of financial data and to complete the team's fundamental research. A minimum of 80% of the portfolio is invested in investment grade securities of 19 of the world's top economies.* Up to 20% can be invested in below investment grade bonds from those 19 countries, or in emerging market bonds. The team actively uses currency hedging for more efficient risk control.

                                    Benchmark

J.P. Morgan Global Government Index excluding U.S.


/1/ Past performance is no guarantee of future results. The performance of each class may vary based on differences in fees and expenses paid by the shareholders investing in each class. The investment return and principal value will fluctuate so that investors' shares, when redeemed, may be worth more or less than their original cost. Performance includes the reinvestment of income dividends and capital gain distributions.

Historical performance shown for Class I shares prior to its inception is based on the performance of the Class Y shares of the Fund's predecessor fund, CoreFund Global Bond Fund. Historical performance shown for Class IS shares prior to its inception is based on the performance of the Class A shares of the Fund's predecessor fund and reflects the same 0.25% 12b-1 applicable to Class IS shares. Class I shares pay no 12b-1 fee. The advisor is waiving a portion of its advisory fee. Had the fee not been waived, returns would have been lower.

Class I and IS shares are only available to institutional shareholders with a minimum $1 million investment. Class I and IS shares do not incur sales charges. Had sales charges been included, returns would have been lower.

--------------------------------------------------------------------------------
                           PERFORMANCE AND RETURNS/1/
--------------------------------------------------------------------------------
Portfolio Inception Date: 12/15/1993                    Class I        Class IS
Class Inception Date                                  12/15/1993      12/15/1993
Average Annual Returns
1 year                                                  -8.47%          -8.67%
5 years                                                  3.00%           2.76%
Since Portfolio Inception                                2.46%           2.22%
30-day SEC Yield                                         4.85%           4.59%
12-month income dividends per share                     $0.56           $0.53

--------------------------------------------------------------------------------
                                LONG TERM GROWTH
--------------------------------------------------------------------------------

                                     [GRAPH]

                   Select International
                     Bond Fund Class I          Consumer Price Index - US      J.P. Morgan Global Non-U.S. Gov Bd
               ---------------------------      -------------------------      ----------------------------------
12/15/93                1,000,000                       1,000,000                          1,000,000
9/30/94                  903,889                        1,024,691                          1,042,538
9/30/95                 1,017,089                       1,050,754                          1,236,522
9/30/96                 1,105,106                       1,082,305                          1,302,665
9/30/97                 1,165,549                       1,105,624                          1,299,665
9/30/98                 1,239,084                       1,122,085                          1,453,281
9/30/99                 1,288,238                       1,151,578                          1,457,268
9/30/00                 1,179,133                       1,191,800                          1,337,724

Comparison of a $1,000,000 investment in Evergreen Select International Bond Fund, Class I shares/1/, versus a similar investment in the J.P. Morgan Global Government Index excluding U.S. (JPMGXUS) and the Consumer Price Index (CPI).

The JPMGXUS is an unmanaged market index and does not include transaction costs associated with buying and selling securities or any mutual fund expenses. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

Foreign investments may contain more risk due to the inherent risks associated with changing political climates, foreign market instability and foreign currency fluctuations. Risks of international investing are magnified in emerging or developing markets.

Funds that invest in high yield, lower-rated bonds may contain more risks due to the increased possibility of default.

The Fund's investment objective is non-fundamental and may be changed without the vote of the Fund's shareholders.

All data is as of September 30, 2000 and subject to change.

*Australia, Austria, Belgium, Canada, Denmark, Finland, France, Sweden, Switzerland, United Kingdom, Germany, Ireland, Italy, Japan, Netherlands, New Zealand, Norway, Portugal and Spain.

                                    EVERGREEN
                         Select International Bond Fund
                          Portfolio Manager Commentary

Portfolio Management

                                    [PHOTO]

                                 George McNeill
                             Tenure: December 1993

Performance

Evergreen Select International Bond Fund's Class I Shares returned -8.47% for the twelve-month period ended September 30, 2000. In comparison, the Fund's benchmark, the J.P. Morgan Global Government Index excluding U.S. returned -8.20% for the same period. The negative return reflects the decline in value of some of the Fund's currency positions, particularly the euro and the British pound. During the year, the currency market in general, incurred substantial price fluctuations.



                                   Portfolio
                                Characteristics
                               -----------------
                               (as of 9/30/2000)

Total Net Assets                                                     $72,068,681
Average Credit Quality                                                        AA
Effective Maturity                                                    10.1 years
Average Duration                                                       6.7 years

Environment

Prices in the global bond markets moved in three phases, over the past twelve months--lower, higher and sideways. The fiscal year began with a continuation of the interest rate hikes that began in mid-1999, implemented to cool potentially overheating international economies and halt the rise of future inflation. Long-term rates peaked in January 2000, reaching 7.00% in the United States, 6.20% in the United Kingdom and 5.90% in Euroland. Euroland is a term referring to the group of 13 European countries participating in the use of the euro. At the end of January 2000, however, long-term interest rates fell on expectations of lower bond supply in longer-term maturities. The U.S. Treasury announced plans to buy back a sizeable amount of long-term government securities and reduce the size of future auctions. Supply also shrank in the United Kingdom. The decline in long-term rates inverted the U.S. and U.K. yield curves between 10 and 30 years, with yields in the longest maturities falling to as low as 6.00% in the United States, 5.40% in the United Kingdom and 5.00% in Euroland. Rates then moved within a half percentage point range for the rest of the fiscal year. In Japan, interest rates remained low relative to Europe and the United States, moving between 1.9% and 2.6%, during the period.

The higher rates witnessed early in the period slowed the U.S. economy. Growth, however, remained solid; and inflation, with the exception of higher energy prices, stayed low. The countries of Euroland continued to coordinate their labor and financial markets, improving overall economic strength, although overall growth was slower than in the United States. A weaker euro also boosted economic momentum in Euroland. Italy and Germany were the only countries whose economies did not exhibit stronger growth, with unemployment rates there still high. In Japan, signs of more sustainable growth emerged after substantial government intervention and heavy debt issuance.

                                    EVERGREEN
                         Select International Bond Fund
                          Portfolio Manager Commentary

Prices in the currency market fluctuated, with the U.S. dollar rising versus other currencies. In comparison, the euro depreciated by 18%, the British pound weakened by 12% and the yen fell in value by 3%.

--------------------------------------------------------------------------------
                             PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------
                     (based on 9/30/2000 portfolio assets)

                                    [GRAPH]

                          Foreign Bonds -- 92.7%
                          Yankee Obligations -- 7.3%

Strategy

Our investment strategies included actively managing asset-distribution by country, currency allocation and adjusting duration. Duration measures a fund's sensitivity to interest rate changes. Lengthening duration increases a fund's sensitivity to changes in interest rates and conversely, shortening duration enhances price stability. The Fund maintained a relatively short duration in the beginning of the period, when interest rates were rising, moving to a neutral duration relative to the Fund's benchmark at the end of 1999. We lengthened duration in the first quarter of 2000, keeping it longer than the J.P. Morgan Global Government Index for the remainder of the fiscal period, to take advantage of both attractive yield levels and the positive investment environment. We also maintained an emphasis on quality throughout the year. The Fund's assets were weighted toward U.S. dollar economies and Euroland bonds to benefit from the U.S. dollar's strength and the attractive value available in Euroland. The Fund's largest positions were in Germany, Spain and the Netherlands, at the close of the fiscal period. The Fund did not invest in Japanese securities during the year, because of the relatively low interest rates available in Japan, and because of our expectations that Japanese interest rates would be rising--pushing bond prices lower--as

Japan's economy gained strength. As of September 30, 2000, the Fund was over-weighted, relative to its index, in the U.S. dollar and under-weighted in both the euro and the yen.

--------------------------------------------------------------------------------
                                PORTFOLIO QUALITY
--------------------------------------------------------------------------------
                   (based on 9/30/2000 market value of bonds)

                                     [GRAPH]

                             AAA -- 53.6%
                             AA -- 30.8%
                             A -- 7.6%
                             BBB -- 5.9%
                             BB & lower/NA -- 2.1%

Outlook

We believe the cycle of higher rates that began in late 1998 is over, and global interest rates are in the process of heading lower. We recognize the possibility that the Federal Reserve Board may have to increase rates again in early 2001 because of tight labor markets and rising energy costs. However, we think putting the monetary brakes on too fast--increasing deflationary pressures and taking the chance that the economy's "soft landing" becomes a "hard landing"--is a greater risk than the possibility of future inflation. We expect U.S. economic growth to slow, and that the paths of the U.S. and Euroland economies will converge in 2001, prompting a rebound in the euro. With that scenario, we are focusing on the value and potential returns of the euro and eurobonds. The "real" yields of eurobonds--yields adjusted for inflation--are approaching 4%, a level that is attractive by historical standards. Further, in our opinion, the euro's value is extremely attractive and we believe it could be poised for a rapid and significant recovery. We are optimistic that the combination of positive economic fundamentals, high yields and attractive currency levels can generate solid returns in the months ahead.

                                    EVERGREEN
                          Select Limited Duration Fund
                   Fund at a Glance as of September 30, 2000

--------------------------------------------------------------------------------
                               PORTFOLIO PROFILE
--------------------------------------------------------------------------------

                                   Philosophy

Evergreen Select Limited Duration Fund seeks higher yields consistent with preservation of capital and low principal fluctuation. By emphasizing the use of high quality corporate, mortgage and asset-backed securities maturing in less than five years, the Fund seeks to provide investors a high level of current income while reducing price volatility.

                                     Process

The Fund's portfolio managers seek to enhance performance, while reducing principal fluctuation, by actively managing three specific characteristics within the portfolio: maturity structure, sector allocation and security selection. In addition, quantitative tools are utilized to analyze interest rate movement and to determine an appropriate duration strategy.

                                    Benchmark

Merrill Lynch 1-3 Year Treasury Bond Index

/1/ Past performance is no guarantee of future results. The performance of each class may vary based on differences in fees and expenses paid by the shareholders investing in each class. The investment return and principal value will fluctuate so that investors' shares, when redeemed, may be worth more or less than their original cost. Performance includes the reinvestment of income dividends and capital gain distributions.

Historical performance shown for Class IS shares from 11/24/1997 to its inception is based on the performance of Class I shares and has not been adjusted to reflect the effect of the 0.25% 12b-1 fee applicable to Class IS shares. Class I shares pays no 12b-1 fee. If these fees had been reflected, returns would have been lower. Prior to 11/24/1997, the returns for Class I and IS shares are based on the Fund's predecessor common trust fund's (CTF) performance, adjusted for estimated mutual fund expenses. The CTF was not registered under the 1940 Act and was not subject to certain investment restrictions. If the CTF had been registered, its performance might have been adversely affected. The advisor is waiving a portion of its advisory fee. Had the fee not been waived, returns would have been lower.

Class I and IS shares are only available to institutional shareholders with a minimum $1 million investment. Class I and IS shares do not incur sales charges. Had sales charges been included, returns would have been lower.

--------------------------------------------------------------------------------
                           PERFORMANCE AND RETURNS/1/
--------------------------------------------------------------------------------
Portfolio Inception Date: 4/30/1994                    Class I    Class IS
Class Inception Date                                 11/24/1997  7/28/1998
Average Annual Returns
1 year                                                    6.42%      6.15%
5 years                                                   5.84%      5.61%
Since Portfolio Inception                                 5.98%      5.74%
30-day SEC Yield                                          7.46%      7.20%
12-month income dividends per share                      $0.66      $0.64

--------------------------------------------------------------------------------
                                LONG TERM GROWTH
--------------------------------------------------------------------------------

                                    [GRAPH]

               Select Limited Duration
                    Fund Class I             Consumer Price Index - US    Merrill Lynch 1-3 Yr Govt
              -------------------------      -------------------------    -------------------------
4/30/94               1,000,000                      1,000,000                    1,000,000
9/30/94               1,014,669                      1,013,569                    1,014,280
9/30/95               1,093,194                      1,039,349                    1,098,248
9/30/96               1,154,656                      1,070,556                    1,159,901
9/30/97               1,233,955                      1,093,623                    1,239,815
9/30/98               1,323,314                      1,109,905                    1,338,671
9/30/99               1,363,861                      1,139,077                    1,381,856
9/30/00               1,451,743                      1,178,864                    1,461,833

Comparison of a $1,000,000 investment in Evergreen Select Limited Duration Fund, Class I shares/1/, versus a similar investment in the Merrill Lynch 1-3 Year Treasury Bond Index (ML1-3YTBI) and the Consumer Price Index (CPI).

The ML1-3YTBI is an unmanaged market index and does not include transaction costs associated with buying and selling securities or any mutual fund expenses. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

U.S. government guarantees apply only to the underlying securities of the Fund's portfolio and not to the Fund's shares.

Foreign investments may contain more risk due to the inherent risks associated with changing political climates, foreign market instability and foreign currency fluctuations.

The Fund's investment objective is non-fundamental and may be changed without the vote of the Fund's shareholders.

All data is as of September 30, 2000 and subject to change.

                                    EVERGREEN
                          Select Limited Duration Fund
                          Portfolio Manager Commentary

Portfolio Management

                        [PHOTO]                   [PHOTO]

                     Sam Paddison              David Fowley
                Tenure: November 1997       Tenure: November 1997


Performance

The Evergreen Select Limited Duration Bond Fund Class I shares returned 6.42% for the twelve-month period ended September 30, 2000, outperforming its index, the Merrill Lynch 1-3 Year Treasury Bond Index, which returned 5.79% for the same period. We maintained a short duration for the first nine months of the period and then began to lengthen duration in early June relative to its index. The duration decisions coupled with heavy exposure to the spread sectors helped the Fund outperform.


                                   Portfolio
                                Characteristics
                               -----------------
                               (as of 9/30/2000)

Total Net Assets                                                    $291,975,405
Average Credit Quality                                                        AA
Effective Maturity                                                     2.0 years
Average Duration                                                       1.6 years

Environment

The Federal Reserve raised its discount rate by 25 basis points 3 times during the period and once by 50 basis points, leaving the target rate at 6.50%. No further Federal Reserve Board tightening is expected throughout the remainder of 2000. Some economists are starting to believe that the next move by the Federal Reserve Board might be an easing of monetary policy. The Core CPI is currently running at 3.4% year after year. Yield volatility continued again this period as 2 year U.S. Treasury Note yields started at a 5.60%, peaked at 6.91% on May 18th and then retreated to 5.98% by the end of the period. 3-Year U.S. Treasury Notes and 6-month U.S. Treasury Bills outperformed all other maturity sectors in the Treasury market, except for the 30-Year, which continues to rally as supply of long term bonds diminishes.

--------------------------------------------------------------------------------
                             PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------
                     (based on 9/30/2000 portfolio assets)

                                    [GRAPH]

                  Corporate Bonds -- 46.2%
                  Mortgage-Backed Securities -- 18.3%
                  Asset-Backed Securities -- 12.1%
                  Collateralized Mortgage Obligations -- 9.3%
                  U.S. Agency Obligations -- 6.7%
                  Mutual Fund Shares -- 3.4%
                  Yankee Obligations -- 2.6%
                  Repurchase Agreements -- 1.4%

                                    EVERGREEN
                          Select Limited Duration Fund
                          Portfolio Manager Commentary

Strategy

Our technical model gave us a buy signal in early June. The portfolio's duration was increased from a bearish position of 95% to 105% of the index's duration. Spreads on corporate, asset backed, mortgage backed and Federal Agency securities remain at historically high levels. The Fund sold some lower-rated credits and credits with limited upside potential in an effort to upgrade the overall credit quality of the portfolio and position the Fund to outperform going forward.

--------------------------------------------------------------------------------
                               PORTFOLIO QUALITY
--------------------------------------------------------------------------------
                   (based on 9/30/2000 market value of bonds)

                                    [GRAPH]

                               AAA -- 46.4%
                               AA -- 14.0%
                               A -- 10.3%
                               BBB -- 26.1%
                               BB/NA/NR -- 3.2%

Outlook

We believe the Federal Reserve Board will remain on hold with its monetary policy for the remainder of the year, as the economy seems to be heading for a "soft landing." We believe many investors are taking a cautionary approach to their portfolios as they await the outcome of this November's presidential election. We will continue to take advantage of historically wide spreads offered on non-Treasury issues.

                                   EVERGREEN
                          Select Adjustable Rate Fund
                              Financial Highlights
                (For a share outstanding throughout the period)

                                                       Period Ended
                                                  September 30, 2000 (a)
CLASS A SHARES
Net asset value, beginning of period                     $  9.54
                                                         -------
Income from investment operations
Net investment income                                       0.16
Net realized and unrealized losses on securities           (0.02)
                                                         -------
Total from investment operations                            0.14
                                                         -------
Distributions to shareholders from
Net investment income                                      (0.16)
                                                         -------
Net asset value, end of period                           $  9.52
                                                         -------
Total return*                                               1.43%
Ratios and supplemental data
Net assets, end of period (thousands)                    $26,552
Ratios to average net assets
 Expenses++                                                 0.71%+
 Net investment income                                      6.54%+
Portfolio turnover rate                                       74%

                                                       Period Ended
                                                  September 30, 2000 (a)
CLASS B SHARES
Net asset value, beginning of period                     $  9.54
                                                         -------
Income from investment operations
Net investment income                                       0.14
Net realized and unrealized losses on securities           (0.02)
                                                         -------
Total from investment operations                            0.12
                                                         -------
Distributions to shareholders from
Net investment income                                      (0.14)
                                                         -------
Net asset value, end of period                           $  9.52
                                                         -------
Total return*                                               1.23%
Ratios and supplemental data
Net assets, end of period (thousands)                    $ 5,067
Ratios to average net assets
 Expenses++                                                 1.50%+
 Net investment income                                      5.73%+
Portfolio turnover rate                                       74%

(a) For the period from June 30, 2000 (commencement of class operations) to September 30, 2000.
*   Excluding applicable sales charges.
+   Annualized.
++ Ratio of expenses to average net assets excludes expense reductions, but includes fee waivers.

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                          Select Adjustable Rate Fund
                              Financial Highlights
                (For a share outstanding throughout the period)

                                                       Period Ended
                                                  September 30, 2000 (a)
CLASS C SHARES
Net asset value, beginning of period                      $ 9.54
                                                          ------
Income from investment operations
Net investment income                                       0.14
Net realized and unrealized losses on securities           (0.02)
                                                          ------
Total from investment operations                            0.12
                                                          ------
Distributions to shareholders from
Net investment income                                      (0.14)
                                                          ------
Net asset value, end of period                            $ 9.52
                                                          ------
Total return*                                               1.23%
Ratios and supplemental data
Net assets, end of period (thousands)                     $3,699
Ratios to average net assets
 Expenses++                                                 1.50%+
 Net investment income                                      5.73%+
Portfolio turnover rate                                       74%

                                                         Year Ended
                         Year Ended September 30,       February 28,
                         --------------------------   -----------------        Year Ended
                          2000     1999    1998 (b)    1998    1997 (c)   September 30, 1996 #
CLASS I SHARES
Net asset value,
 beginning of period     $  9.56  $  9.68  $  9.75    $  9.71  $  9.68          $  9.65
                         -------  -------  -------    -------  -------          -------
Income from investment
 operations
Net investment income       0.61     0.59     0.35       0.64     0.28             0.64
Net realized and
 unrealized gains or
 losses on securities      (0.05)   (0.12)   (0.07)      0.04        0@               0
                         -------  -------  -------    -------  -------          -------
Total from investment
 operations                 0.56     0.47     0.28       0.68     0.28             0.64
                         -------  -------  -------    -------  -------          -------
Distributions to
 shareholders from
Net investment income      (0.60)   (0.59)   (0.35)     (0.64)   (0.25)           (0.61)
                         -------  -------  -------    -------  -------          -------
Net asset value, end of
 period                  $  9.52  $  9.56  $  9.68    $  9.75  $  9.71          $  9.68
                         -------  -------  -------    -------  -------          -------
Total return                6.05%    4.98%    2.88%      7.15%    2.97%            6.86%
Ratios and supplemental
 data
Net assets, end of
 period (thousands)      $32,787  $36,033  $23,174    $25,981  $70,264          $65,974
Ratios to average net
 assets
 Expenses++                 0.43%    0.30%    0.33%+     0.30%    0.30%+           0.30%
 Net investment income      6.43%    6.11%    6.12%+     6.63%    6.79%+           6.84%
Portfolio turnover rate       74%      14%      46%       107%      44%              85%

(a) For the period from June 30, 2000 (commencement of class operations) to September 30, 2000.
(b) For the seven months ended September 30, 1998. The Fund changed its fiscal year end from February 28 to September 30, effective September 30, 1998.
(c) For the five months ended February 28, 1997. The Fund changed its fiscal year end from September 30 to February 28, effective February 28, 1997.
*   Excluding applicable sales charges.
#   Net investment income is based on average shares outstanding during the pe-
    riod.
+   Annualized.
++ Ratio of expenses to average net assets excludes expense reductions, but includes fee waivers.
@   Amount represents less than $0.01 per share.

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                          Select Adjustable Rate Fund
                              Financial Highlights
                (For a share outstanding throughout each period)

                         Year Ended September 30,    Year Ended February 28,
                         --------------------------  ---------------------------       Year Ended
                          2000     1999    1998 (a)     1998         1997 (b)     September 30, 1996 #
CLASS IS SHARES
Net asset value,
 beginning of period     $  9.56  $  9.68   $ 9.76   $       9.72   $      9.68         $  9.65
                         -------  -------   ------   ------------   -----------         -------
Income from investment
 operations
Net investment income       0.58     0.55     0.33           0.59          0.28            0.65
Net realized and
 unrealized gains or
 losses on securities      (0.04)   (0.11)   (0.08)          0.06             0@          (0.03)
                         -------  -------   ------   ------------   -----------         -------
Total from investment
 operations                 0.54     0.44     0.25           0.65          0.28            0.62
                         -------  -------   ------   ------------   -----------         -------
Distributions to
 shareholders from
Net investment income      (0.58)   (0.56)   (0.33)         (0.61)        (0.24)          (0.59)
                         -------  -------   ------   ------------   -----------         -------
Net asset value, end of
 period                  $  9.52  $  9.56   $ 9.68   $       9.76   $      9.72         $  9.68
                         -------  -------   ------   ------------   -----------         -------
Total return                5.79%    4.73%    2.63%          6.89%         2.97%           6.60%
Ratios and supplemental
 data
Net assets, end of
 period (thousands)      $20,384  $20,199   $9,645   $     10,320   $     3,564         $14,361
Ratios to average net
 assets
 Expenses++                 0.70%    0.55%    0.57%+         0.55%         0.55%+          0.55%
 Net investment income      6.18%    5.86%    5.82%+         6.15%         6.39%+          6.64%
Portfolio turnover rate       74%      14%      46%           107%           44%             85%

(a) For the seven months ended September 30, 1998. The Fund changed its fiscal year end from February 28 to September 30, effective September 30, 1998.
(b) For the five months ended February 28, 1997. The Fund changed its fiscal year end from September 30 to February 28, effective February 28, 1997.
#   Net investment income is based on average shares outstanding during the pe-
    riod.
+   Annualized.
++ Ratio of expenses to average net assets excludes expense reductions, but includes fee waivers.
@   Amount represents less than $0.01 per share.

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                             Select Core Bond Fund
                              Financial Highlights
                (For a share outstanding throughout each period)

                          Year Ended September
                                   30,                    Year Ended March 31,
                         ------------------------  --------------------------------------
                            2000     1999 (a) (b)  1999 (b)  1998 (b)  1997 (b)  1996 (b)
CLASS I SHARES
Net asset value,
 beginning of period     $    10.08   $    10.39   $  10.53  $  9.98   $ 10.11   $  9.70
                         ----------   ----------   --------  -------   -------   -------
Income from investment
 operations
Net investment income          0.64         0.30       0.59     0.56      0.66      0.68
Net realized and
 unrealized gains or
 losses on securities             0        (0.30)      0.09     0.61     (0.12)     0.40
                         ----------   ----------   --------  -------   -------   -------
Total from investment
 operations                    0.64            0       0.68     1.17      0.54      1.08
                         ----------   ----------   --------  -------   -------   -------
Distributions to
 shareholders from
Net investment income         (0.63)       (0.30)     (0.61)   (0.62)    (0.67)    (0.67)
Net realized gains                0        (0.01)     (0.21)       0         0         0
                         ----------   ----------   --------  -------   -------   -------
Total distributions to
 shareholders                 (0.63)       (0.31)     (0.82)   (0.62)    (0.67)    (0.67)
                         ----------   ----------   --------  -------   -------   -------
Net asset value, end of
 period                  $    10.09   $    10.08   $  10.39  $ 10.53   $  9.98   $ 10.11
                         ----------   ----------   --------  -------   -------   -------
Total return                   6.60%        0.00%      0.07%   12.06%     5.52%    11.23%
Ratios and supplemental
 data
Net assets, end of
 period (thousands)      $1,283,130   $1,042,781   $109,028  $96,252   $76,499   $74,774
Ratios to average net
 assets
 Expenses++                    0.42%        0.40%+     0.50%    0.50%     0.50%     0.53%
 Net investment income         6.45%        5.70%+     5.73%    6.06%     6.48%     6.54%
Portfolio turnover rate         195%         225%       221%     235%      207%      268%

                                   Year Ended September
                                           30,           Year Ended March 31,
                                   --------------------- ----------------------
                                    2000    1999 (a) (b) 1999 (b)  1998 (c) (b)
CLASS IS SHARES
Net asset value, beginning of
 period                            $ 10.08     $10.40     $10.54      $10.40
                                   -------     ------     ------      ------
Income from investment operations
Net investment income                 0.61       0.28       0.59        0.36
Net realized and unrealized gains
 or losses on securities                 0      (0.31)      0.07        0.08
                                   -------     ------     ------      ------
Total from investment operations      0.61      (0.03)      0.66        0.44
                                   -------     ------     ------      ------
Distributions to shareholders
 from
Net investment income                (0.60)     (0.28)     (0.59)      (0.30)
Net realized gains                       0      (0.01)     (0.21)          0
                                   -------     ------     ------      ------
Total distributions to
 shareholders                        (0.60)     (0.29)     (0.80)      (0.30)
                                   -------     ------     ------      ------
Net asset value, end of period     $ 10.09     $10.08     $10.40      $10.54
                                   -------     ------     ------      ------
Total return                          6.33%     (0.17%)    (0.01%)      8.55%
Ratios and supplemental data
Net assets, end of period
 (thousands)                       $22,213     $5,744     $2,721      $3,069
Ratios to average net assets
 Expenses++                           0.68%      0.61%+     0.65%       0.65%+
 Net investment income                6.24%      5.49%+     5.59%       5.96%+
Portfolio turnover rate                195%       225%       221%        235%

(a) For the six months ended September 30, 1999. The Fund changed its fiscal year end from March 31 to September 30, effective September 30, 1999.
(b) On June 4, 1999, Evergreen Select Core Bond Fund acquired the net assets of the Tattersall Bond Fund. The Tattersall Bond Fund was the accounting and performance survivor in this transaction. The above financial highlights for the periods prior to June 4, 1999 are those of the Tattersall Bond Fund, which have been restated to give effect to this transaction.
(c) For the period from October 2, 1997 (commencement of class operations) to March 31, 1998.
+   Annualized.
++ Ratio of expenses to average net assets excludes expense reductions, but includes fee waivers.

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                            Select Fixed Income Fund
                              Financial Highlights
                (For a share outstanding throughout each period)


                                                 Year Ended September 30,
                                                ----------------------------
                                                  2000      1999    1998 (a)
CLASS I SHARES
Net asset value, beginning of period            $   5.82  $   6.12  $   5.96
                                                --------  --------  --------
Income from investment operations
Net investment income                               0.37      0.35      0.31
Net realized and unrealized gains or losses on
 securities                                         0.01     (0.30)     0.16
                                                --------  --------  --------
Total from investment operations                    0.38      0.05      0.47
                                                --------  --------  --------
Distributions to shareholders from
Net investment income                              (0.37)    (0.35)    (0.31)
                                                --------  --------  --------
Net asset value, end of period                  $   5.83  $   5.82  $   6.12
                                                --------  --------  --------
Total return                                        6.82%     0.84%     8.06%
Ratios and supplemental data
Net assets, end of period (thousands)           $554,432  $590,927  $668,907
Ratios to average net assets
  Expenses++                                        0.52%     0.49%     0.52%+
  Net investment income                             6.52%     5.86%     5.99%+
Portfolio turnover rate                               37%       63%       46%

                                                 Year Ended September 30,
                                                ----------------------------
                                                  2000      1999    1998 (b)
CLASS IS SHARES
Net asset value, beginning of period            $   5.82  $   6.12  $   5.97
                                                --------  --------  --------
Income from investment operations
Net investment income                               0.36      0.33      0.20
Net realized and unrealized gains or losses on
 securities                                         0.01     (0.30)     0.15
                                                --------  --------  --------
Total from investment operations                    0.37      0.03      0.35
                                                --------  --------  --------
Distributions to shareholders from
Net investment income                              (0.36)    (0.33)    (0.20)
                                                --------  --------  --------
Net asset value, end of period                  $   5.83  $   5.82  $   6.12
                                                --------  --------  --------
Total return                                        6.55%     0.59%     5.94%
Ratios and supplemental data
Net assets, end of period (thousands)           $ 12,709  $ 11,590  $  9,808
Ratios to average net assets
  Expenses++                                        0.78%     0.74%     0.77%+
  Net investment income                             6.26%     5.65%     5.65%+
Portfolio turnover rate                               37%       63%       46%

(a) For the period from November 24, 1997 (commencement of class operations) to September 30, 1998.
(b) For the period from March 9, 1998 (commencement of class operations) to September 30, 1998.
+   Annualized.
++ Ratio of expenses to average net assets excludes expense reductions, but includes fee waivers.


                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                          Select Fixed Income Fund II
                              Financial Highlights
                (For a share outstanding throughout each period)

                                                          Year Ended October 31,
                               Period Ended      --------------------------------------------
                          September 30, 2000 (b)  1999     1998     1997     1996    1995 (c)
 CLASS I SHARES (a)
 Net asset value,
  beginning of period            $ 12.38         $ 13.15  $ 13.11  $ 12.89  $ 13.71  $ 12.50
                                 -------         -------  -------  -------  -------  -------
 Income from investment
  operations
 Net investment income              0.80            0.78     0.79     0.83     0.77     0.81
 Net realized and
  unrealized gains or
  losses on securities,
  interest rate swaps
  and futures contracts            (0.08)          (0.66)    0.13     0.21    (0.16)    1.14
                                 -------         -------  -------  -------  -------  -------
 Total from investment
  operations                        0.72            0.12     0.92     1.04     0.61     1.95
                                 -------         -------  -------  -------  -------  -------
 Distributions to
  shareholders from
 Net investment income             (0.92)          (0.77)   (0.82)   (0.82)   (0.77)   (0.74)
 Net realized gains                    0           (0.12)   (0.06)       0    (0.66)       0
                                 -------         -------  -------  -------  -------  -------
 Total distributions to
  shareholders                     (0.92)          (0.89)   (0.88)   (0.82)   (1.43)   (0.74)
                                 -------         -------  -------  -------  -------  -------
 Net asset value, end of
  period                         $ 12.18         $ 12.38  $ 13.15  $ 13.11  $ 12.89  $ 13.71
                                 -------         -------  -------  -------  -------  -------
 Total return                       6.08%           0.97%    7.21%    8.39%    4.87%   15.90%
 Ratios and supplemental
  data
 Net assets, end of
  period (thousands)             $60,729         $77,470  $83,372  $61,738  $49,962  $34,053
 Ratios to average net
  assets
   Expenses++                       0.11%+          0.10%    0.10%    0.15%    0.17%    0.22%+
   Net investment income            6.86%+          6.16%    6.08%    6.52%    6.22%    6.75%+
 Portfolio turnover rate             113%            209%     137%     194%     226%     302%

                                         Period Ended          Period Ended
                                    September 30, 2000 (b) October 31, 1999 (d)
 CLASS IS SHARES
 Net asset value, beginning of
  period                                    $12.38                $12.25
                                            ------                ------
 Income from investment operations
 Net investment income                        0.74                  0.03
 Net realized and unrealized gains
  or losses on securities,
  interest rate swaps and futures
  contracts                                  (0.06)                 0.10
                                            ------                ------
 Total from investment operations             0.68                  0.13
                                            ------                ------
 Distributions to shareholders
  from
 Net investment income                       (0.89)                    0
                                            ------                ------
 Net asset value, end of period             $12.17                $12.38
                                            ------                ------
 Total return                                 5.76%                 1.06%
 Ratios and supplemental data
 Net assets, end of period
  (thousands)                               $    1                $    1
 Ratios to average net assets
   Expenses++                                 0.39%+                0.39%+
   Net investment income                      7.18%+                6.86%+
 Portfolio turnover rate                       113%                  209%

(a) Effective October 18, 1999, shareholders of Mentor Fixed Income Portfolio became owners of that number of full and fractional shares of Class I of Evergreen Select Fixed Income Fund II.
(b) For the eleven months ended September 30, 2000. The Fund changed its fiscal year end from October 31 to September 30, effective September 30, 2000.
(c) For the period from December 6, 1994 (commencement of class operations) to October 31, 1995.
(d) For the period from October 18, 1999 (commencement of class operations) to October 31, 1999.
+   Annualized.
++  Ratio of expenses to average net assets excludes expense reductions.

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                          Select High Yield Bond Fund
                              Financial Highlights
                (For a share outstanding throughout the period)

                                                       Period Ended
                                                  September 30, 2000 (a)
CLASS I SHARES
Net asset value, beginning of period                     $ 10.00
                                                         -------
Income from investment operations
Net investment income                                       0.71
Net realized and unrealized losses on securities           (0.44)
                                                         -------
Total from investment operations                            0.27
                                                         -------
Distributions to shareholders from
Net investment income                                      (0.70)
                                                         -------
Net asset value, end of period                           $  9.57
                                                         -------
Total return                                                2.82%
Ratios and supplemental data
Net assets, end of period (thousands)                    $75,204
Ratios to average net assets
  Expenses++                                                0.61%+
  Net investment income                                     8.98%+
Portfolio turnover rate                                       48%

                                                       Period Ended
                                                  September 30, 2000 (a)
CLASS IS SHARES
Net asset value, beginning of period                     $ 10.00
                                                         -------
Income from investment operations
Net investment income                                       0.71
Net realized and unrealized losses on securities           (0.47)
                                                         -------
Total from investment operations                            0.24
                                                         -------
Distributions to shareholders from
Net investment income                                      (0.67)
                                                         -------
Net asset value, end of period                           $  9.57
                                                         -------
Total return                                                2.59%
Ratios and supplemental data
Net assets, end of period (thousands)                    $     1
Ratios to average net assets
  Expenses++                                                0.56%+
  Net investment income                                     8.89%+
Portfolio turnover rate                                       48%

(a) For the period from November 30, 1999 (commencement of class operations) to September 30, 2000.
+   Annualized.
++ Ratio of expenses to average net assets excludes expense reductions, but includes fee waivers.

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                            Select Income Plus Fund
                              Financial Highlights
                (For a share outstanding throughout each period)

                                           Year Ended September 30,
                                       -----------------------------------
                                          2000        1999       1998 (a)
CLASS I SHARES
Net asset value, beginning of period   $     5.41  $     5.92   $     5.72
                                       ----------  ----------   ----------
Income from investment operations
Net investment income                        0.35        0.33         0.30
Net realized and unrealized gains or
 losses on securities                       (0.05)      (0.46)        0.20
                                       ----------  ----------   ----------
Total from investment operations             0.30       (0.13)        0.50
                                       ----------  ----------   ----------
Distributions to shareholders from
Net investment income                       (0.35)      (0.33)       (0.30)
Net realized gains                              0       (0.05)           0
                                       ----------  ----------   ----------
Total distributions to shareholders         (0.35)      (0.38)       (0.30)
                                       ----------  ----------   ----------
Net asset value, end of period         $     5.36  $     5.41   $     5.92
                                       ----------  ----------   ----------
Total return                                 5.82%      (2.13%)       8.99%
Ratios and supplemental data
Net assets, end of period (thousands)  $1,568,819  $1,794,209   $1,367,240
Ratios to average net assets
  Expenses++                                 0.51%       0.48%        0.51%+
  Net investment income                      6.68%       5.95%        6.09%+
Portfolio turnover rate                        40%         70%          37%

                                           Year Ended September 30,
                                       -----------------------------------
                                          2000        1999       1998 (b)
CLASS IS SHARES
Net asset value, beginning of period   $     5.41  $     5.92   $     5.71
                                       ----------  ----------   ----------
Income from investment operations
Net investment income                        0.34        0.32         0.19
Net realized and unrealized gains or
 losses on securities                       (0.05)      (0.46)        0.21
                                       ----------  ----------   ----------
Total from investment operations             0.29       (0.14)        0.40
                                       ----------  ----------   ----------
Distributions to shareholders from
Net investment income                       (0.34)      (0.32)       (0.19)
Net realized gains                              0       (0.05)           0
                                       ----------  ----------   ----------
Total distributions to shareholders         (0.34)      (0.37)       (0.19)
                                       ----------  ----------   ----------
Net asset value, end of period         $     5.36  $     5.41   $     5.92
                                       ----------  ----------   ----------
Total return                                 5.57%      (2.36%)       7.21%
Ratios and supplemental data
Net assets, end of period (thousands)  $   16,285  $   10,871   $    7,528
Ratios to average net assets
  Expenses++                                 0.77%       0.73%        0.75%+
  Net investment income                      6.47%       5.74%        5.80%+
Portfolio turnover rate                        40%         70%          37%

(a) For the period from November 24, 1997 (commencement of class operations) to September 30, 1998.
(b) For the period from March 2, 1998 (commencement of class operations) to September 30, 1998.
+   Annualized.
++ Ratio of expenses to average net assets excludes expense reductions, but includes fee waivers.

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                  Select Intermediate Term Municipal Bond Fund
                              Financial Highlights
                (For a share outstanding throughout each period)

                                               Year Ended September 30,
                                              -----------------------------
                                                2000      1999     1998 (a)
 CLASS I SHARES
 Net asset value, beginning of period         $  61.33  $  67.11   $  64.84
                                              --------  --------   --------
 Income from investment operations
 Net investment income                            2.99      2.97       2.57
 Net realized and unrealized gains or losses
  on securities                                  (0.89)    (4.89)      2.27
                                              --------  --------   --------
 Total from investment operations                 2.10     (1.92)      4.84
                                              --------  --------   --------
 Distributions to shareholders from
 Net investment income                           (2.99)    (2.97)     (2.57)
 Net realized gains                                  0     (0.89)         0
                                              --------  --------   --------
 Total distributions to shareholders             (2.99)    (3.86)     (2.57)
                                              --------  --------   --------
 Net asset value, end of period               $  60.44  $  61.33   $  67.11
                                              --------  --------   --------
 Total return                                     3.58%    (3.00%)     7.61%
 Ratios and supplemental data
 Net assets, end of period (thousands)        $611,279  $704,474   $746,874
 Ratios to average net assets
   Expenses++                                     0.63%     0.57%      0.62%+
   Net investment income                          4.98%     4.59%      4.59%+
 Portfolio turnover rate                            66%       97%        47%

                                               Year Ended September 30,
                                              -----------------------------
                                                2000      1999     1998 (b)
 CLASS IS SHARES
 Net asset value, beginning of period         $  61.33  $  67.11   $  65.91
                                              --------  --------   --------
 Income from investment operations
 Net investment income                            2.84      2.81       1.66
 Net realized and unrealized gains or losses
  on securities                                  (0.89)    (4.89)      1.20
                                              --------  --------   --------
 Total from investment operations                 1.95     (2.08)      2.86
                                              --------  --------   --------
 Distributions to shareholders from
 Net investment income                           (2.84)    (2.81)     (1.66)
 Net realized gains                                  0     (0.89)         0
                                              --------  --------   --------
 Total distributions to shareholders             (2.84)    (3.70)     (1.66)
                                              --------  --------   --------
 Net asset value, end of period               $  60.44  $  61.33   $  67.11
                                              --------  --------   --------
 Total return                                     3.32%    (3.24%)     4.41%
 Ratios and supplemental data
 Net assets, end of period (thousands)        $  7,760  $  5,863   $  4,736
 Ratios to average net assets
   Expenses++                                     0.88%     0.83%      0.89%+
   Net investment income                          4.77%     4.41%      4.35%+
 Portfolio turnover rate                            66%       97%        47%

(a) For the period from November 24, 1997 (commencement of class operations) to September 30, 1998.
(b) For the period from March 2, 1998 (commencement of class operations) to September 30, 1998.
+   Annualized.
++ Ratio of expenses to average net assets excludes expense reductions, but includes fee waivers.

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                         Select International Bond Fund
                              Financial Highlights
                (For a share outstanding throughout each period)

                             Year Ended September 30,          Year Ended June 30,
                          --------------------------------- ----------------------------
                           2000      1999    1998 (a) (b) # 1998 (b)  1997 (b)  1996 (b)
 CLASS I SHARES
 Net asset value,
  beginning of period     $  9.51   $  9.52     $  9.32     $  9.54   $  9.70   $  9.62
                          -------   -------     -------     -------   -------   -------
 Income from investment
  operations
 Net investment income       0.43      0.40        0.11        0.47      0.49      0.47
 Net realized and
  unrealized gains or
  losses on securities
  and foreign currency
  related transactions      (1.21)    (0.03)       0.22       (0.06)     0.09      0.30
                          -------   -------     -------     -------   -------   -------
 Total from investment
  operations                (0.78)     0.37        0.33        0.41      0.58      0.77
                          -------   -------     -------     -------   -------   -------
 Distributions to
  shareholders from
 Net investment income      (0.56)    (0.38)      (0.13)      (0.63)    (0.74)    (0.69)
                          -------   -------     -------     -------   -------   -------
 Net asset value, end of
  period                  $  8.17   $  9.51     $  9.52     $  9.32   $  9.54   $  9.70
                          -------   -------     -------     -------   -------   -------
 Total return               (8.47%)    3.96%       3.56%       4.42%     6.18%     8.00%
 Ratios and supplemental
  data
 Net assets, end
  of period (thousands)   $71,910   $55,258     $46,607     $36,722   $34,590   $32,998
 Ratios to average net
  assets
   Expenses++                0.70%     0.69%       0.76%+      0.81%     0.85%     0.71%
   Net investment income     4.52%     4.18%       4.89%+      4.90%     5.14%     5.81%
 Portfolio turnover rate       64%      158%          3%         46%       90%       67%
                             Year Ended September 30,          Year Ended June 30,
                          --------------------------------- ----------------------------
                           2000      1999    1998 (a) (b) # 1998 (b)  1997 (b)  1996 (b)
 CLASS IS SHARES
 Net asset value,
  beginning of period     $  9.50   $  9.51     $  9.30     $  9.52   $  9.68   $  9.61
                          -------   -------     -------     -------   -------   -------
 Income from investment
  operations
 Net investment income       0.33      0.38        0.11        0.40      0.42      0.61
 Net realized and
  unrealized gains or
  losses on securities
  and foreign currency
  related transactions      (1.13)    (0.03)       0.23       (0.01)     0.14      0.12
                          -------   -------     -------     -------   -------   -------
 Total from investment
  operations                (0.80)     0.35        0.34        0.39      0.56      0.73
                          -------   -------     -------     -------   -------   -------
 Distributions to
  shareholders from
 Net investment income      (0.53)    (0.36)      (0.13)      (0.61)    (0.72)    (0.66)
                          -------   -------     -------     -------   -------   -------
 Net asset value, end of
  period                  $  8.17   $  9.50     $  9.51     $  9.30   $  9.52   $  9.68
                          -------   -------     -------     -------   -------   -------
 Total return               (8.67%)    3.74%       3.61%       4.16%     5.92%     7.74%
 Ratios and supplemental
  data
 Net assets, end
  of period (thousands)   $   159   $   238     $   129     $   198   $   182   $   152
 Ratios to average net
  assets
   Expenses++                0.95%     0.95%       1.00%+      1.06%     1.10%     0.96%
   Net investment income     4.26%     3.85%       4.65%+      4.65%     4.89%     5.56%
 Portfolio turnover rate       64%      158%          3%         46%       90%       67%

(a) For the three months ended September 30, 1998. The Fund changed its fiscal year end from June 30 to September 30, effective September 30, 1998.
(b) On August 28, 1998, CoreFund Global Bond Fund exchanged substantially all of its net assets for shares of Evergreen Select International Bond Fund. CoreFund Global Bond Fund is the accounting survivor and as such its basis of accounting for assets and liabilities and its operating results for the periods prior to August 28, 1998 have been carried forward in these finan-cial highlights.
#   Net investment income is based on weighted average shares throughout the period.
+   Annualized.
++ Ratio of expenses to average net assets excludes expense reductions, but includes fee waivers.

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                          Select Limited Duration Fund
                              Financial Highlights
                (For a share outstanding throughout each period)

                                                   Year Ended September 30,
                                                 ------------------------------
                                                   2000      1999    1998 (a) #
 CLASS I SHARES
 Net asset value, beginning of period            $  10.21  $  10.52   $ 10.42
                                                 --------  --------   -------
 Income from investment operations
 Net investment income                               0.67      0.60      0.53
 Net realized and unrealized gains or losses on
  securities                                        (0.04)    (0.29)     0.10
                                                 --------  --------   -------
 Total from investment operations                    0.63      0.31      0.63
                                                 --------  --------   -------
 Distributions to shareholders from
 Net investment income                              (0.66)    (0.60)    (0.53)
 Net realized gains                                     0     (0.02)        0
                                                 --------  --------   -------
 Total distributions to shareholders                (0.66)    (0.62)    (0.53)
                                                 --------  --------   -------
 Net asset value, end of period                  $  10.18  $  10.21   $ 10.52
                                                 --------  --------   -------
 Total return                                        6.42%     3.07%     6.21%
 Ratios and supplemental data
 Net assets, end of period (thousands)           $282,827  $312,157   $70,810
 Ratios to average net assets
   Expenses++                                        0.30%     0.31%     0.30%+
   Net investment income                             6.61%     5.88%     5.97%+
 Portfolio turnover rate                               62%      147%       78%

                                                   Year Ended September 30,
                                                 ------------------------------
                                                   2000      1999    1998 (b) #
 CLASS IS SHARES
 Net asset value, beginning of period            $  10.21  $  10.52   $ 10.41
                                                 --------  --------   -------
 Income from investment operations
 Net investment income                               0.64      0.58      0.11
 Net realized and unrealized gains or losses on
  securities                                        (0.03)    (0.29)     0.11
                                                 --------  --------   -------
 Total from investment operations                    0.61      0.29      0.22
                                                 --------  --------   -------
 Distributions to shareholders from
 Net investment income                              (0.64)    (0.58)    (0.11)
 Net realized gains                                     0     (0.02)        0
                                                 --------  --------   -------
 Total distributions to shareholders                (0.64)    (0.60)    (0.11)
                                                 --------  --------   -------
 Net asset value, end of period                  $  10.18  $  10.21   $ 10.52
                                                 --------  --------   -------
 Total return                                        6.15%     2.81%     2.12%
 Ratios and supplemental data
 Net assets, end of period (thousands)             $9,148    $1,629    $  614
 Ratios to average net assets
   Expenses++                                        0.54%     0.56%     0.55%+
   Net investment income                             6.45%     5.67%     5.84%+
 Portfolio turnover rate                               62%      147%       78%

(a) For the period from November 24, 1997 (commencement of class operations) to September 30, 1998.
(b) For the period from July 28, 1998 (commencement of class operations) to September 30, 1998.
# Net investment income is based on weighted average shares outstanding throughout the period.
+   Annualized.
++ Ratio of expenses to average net assets excludes expense reductions, but includes fee waivers.

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                          Select Adjustable Rate Fund
                            Schedule of Investments
                               September 30, 2000

                                                 Credit  Principal
                                                 Rating/\  Amount      Value
MORTGAGE-BACKED SECURITIES - 93.6%
  FHLMC:
   6.25%, 07/15/2004............................   AAA   $  750,000 $   743,476
   6.59%, 06/01/2016............................   AAA    3,226,777   3,227,496
   6.70%, 07/01/2029............................   AAA      801,067     785,590
   7.22%, 09/01/2028............................   AAA    1,811,311   1,801,314
   7.25%, 11/01/2008............................   AAA       10,180      10,210
   7.33%, 04/01/2020............................   AAA      401,523     402,860
   7.37%, 10/01/2021............................   AAA      926,793     941,853
   7.42%, 05/01/2020............................   AAA       37,597      37,809
   7.54%, 02/01/2028............................   AAA      689,553     703,929
   7.57%, 03/01/2022............................   AAA    1,098,598   1,115,402
   7.68%, 03/01/2019............................   AAA    1,549,544   1,582,540
   7.69%, 02/01/2021............................   AAA      755,735     755,026
   7.70%, 01/01/2022............................   AAA    2,448,808   2,502,626
   7.71%, 11/01/2021............................   AAA    1,537,537   1,574,169
   7.84%, 09/01/2017............................   AAA    1,161,858   1,183,457
   7.86%, 07/01/2030............................   AAA    1,000,362   1,015,207
   7.91%, 03/01/2021............................   AAA      973,062     985,527
   7.95%, 11/01/2029............................   AAA    2,451,843   2,510,293
   8.06%, 04/01/2022............................   AAA    3,184,599   3,257,069
   8.13%, 05/01/2026............................   AAA    2,027,824   2,086,388
   8.14%, 07/01/2019............................   AAA      261,280     264,792
   8.29%, 05/01/2019............................   AAA       28,894      29,047
   8.39%, 06/01/2024............................   AAA      280,976     288,732
   9.00%, 06/01/2006............................   AAA      280,553     283,917
   9.75%, 03/01/2016............................   AAA      396,603     407,470
   10.50%, 04/01/2004 - 10/01/2005..............   AAA      164,899     169,122
  FNMA:
   5.78%, 04/01/2038............................   AAA    1,561,974   1,587,961
   5.94%, 11/01/2028............................   AAA    1,788,941   1,731,641
   6.10%, 05/01/2036............................   AAA    1,244,940   1,276,952
   6.29%, 03/01/2027............................   AAA    2,438,494   2,448,168
   6.39%, 11/01/2039............................   AAA    2,513,463   2,466,542
   7.28%, 10/01/2017 - 09/01/2030...............   AAA    3,372,817   3,379,587
   7.33%, 04/01/2028............................   AAA    3,160,473   3,196,753
   7.45%, 01/01/2022............................   AAA      352,120     354,652
   7.50%, 03/01/2015............................   AAA      488,897     490,092
   7.52%, 03/01/2019............................   AAA      134,861     136,420
   7.53%, 12/01/2022............................   AAA      290,764     295,442
   7.58%, 11/01/2018 - 01/01/2022...............   AAA    1,613,739   1,641,884
   7.61%, 11/01/2017............................   AAA    1,341,888   1,368,828
   7.62%, 06/01/2019............................   AAA      193,444     194,502
   7.63%, 01/01/2016............................   AAA      879,956     887,374
   7.65%, 03/01/2027............................   AAA      689,002     696,105
   7.69%, 07/01/2019............................   AAA      131,140     131,836

                                   EVERGREEN
                          Select Adjustable Rate Fund
                       Schedule of Investments(continued)
                               September 30, 2000

                                                  Credit  Principal
                                                  Rating/\  Amount      Value
MORTGAGE-BACKED SECURITIES - continued
   7.70%, 02/01/2017.............................   AAA   $  127,992 $   127,802
   7.71%, 09/01/2018.............................   AAA    1,394,713   1,437,209
   7.72%, 09/01/2021.............................   AAA    5,589,584   5,709,650
   7.74%, 07/01/2027.............................   AAA      447,201     453,279
   7.75%, 08/01/2015.............................   AAA      291,234     291,345
   7.78%, 08/01/2027.............................   AAA    2,118,913   2,173,947
   7.83%, 05/01/2022.............................   AAA    2,584,367   2,635,034
   7.84%, 01/01/2031.............................   AAA    2,765,589   2,834,617
   7.87%, 12/01/2019.............................   AAA    1,044,310   1,069,085
   7.98%, 08/01/2027.............................   AAA    2,509,620   2,589,647
   7.99%, 01/01/2028.............................   AAA      221,631     227,231
   8.03%, 02/01/2027.............................   AAA      781,827     801,615
   8.07%, 07/01/2020.............................   AAA      395,009     404,822
   8.08%, 12/01/2023.............................   AAA      845,315     853,303
   8.28%, 10/01/2016.............................   AAA      438,224     443,978
   8.50%, 06/01/2018 - 10/01/2026................   AAA    1,243,541   1,277,572
   9.00%, 11/01/2006 - 06/01/2007................   AAA      614,621     628,146
   9.50%, 04/01/2005 - 05/01/2007................   AAA      487,907     496,137
   10.40%, 04/25/2019............................   AAA      976,712   1,034,087
   10.50%, 03/01/2001............................   AAA       10,579      10,625
   10.75%, 10/01/2012............................   AAA      305,500     325,437
   11.00%, 01/01/2016 - 01/01/2018...............   AAA      524,633     569,601
   12.50%, 07/01/2015............................   AAA      698,690     788,237
  GNMA:
   7.125%, 12/20/2022 - 10/20/2027...............   AAA    2,008,586   2,023,957
   7.375%, 06/20/2022............................   AAA       79,829      79,891
   10.25%, 11/15/2029............................   AAA    2,546,230   2,600,337
                                                                     -----------
    Total Mortgage-Backed Securities
     (cost $83,210,969)..........................                     82,836,651
                                                                     -----------
U.S. TREASURY OBLIGATIONS - 2.9%
  U.S. Treasury Notes:
   4.75%, 02/15/2004.............................   AAA    1,200,000   1,157,244
   5.25%, 05/15/2004.............................   AAA    1,000,000     978,590
   5.50%, 05/31/2003.............................   AAA      425,000     420,352
                                                                     -----------
    Total U.S. Treasury Obligations (cost
     $2,573,358).................................                      2,556,186
                                                                     -----------

                                                            Shares      Value

SHORT-TERM INVESTMENTS - 1.2%
MUTUAL FUND SHARES - 1.2%
  Evergreen Select Money Market Fund (cost $1,076,997)
   o ....................................................  1,076,997   1,076,997
                                                                     -----------
  Total Investments - (cost $86,861,324) - 97.7%....................  86,469,834
  Other Assets and Liabilities - 2.3%...............................   2,018,778
                                                                     -----------
  Net Assets - 100.0%............................................... $88,488,612
                                                                     -----------

                See Combined Notes to Schedules of Investments.

                                   EVERGREEN
                             Select Core Bond Fund
                            Schedule of Investments
                               September 30, 2000

                                              Credit   Principal
                                              Rating/\  Amount        Value
ASSET-BACKED SECURITIES - 3.0%
  Contimortgage Home Equity Loan Trust, Ser.
   1998-2, Class A4, 6.19%, 01/15/2014.......   AAA   $   925,000 $      916,938
  Distribution Finl. Svcs. Trust:
   Ser. 1999-1, Class A5, 5.97%, 08/15/2013..   AAA    12,295,000     11,981,170
   Ser. 1999-3, Class A3, 6.43%, 07/01/2011..   AAA    10,175,000     10,140,863
  Federal Express Corp. Pass Through Certs.,
   Ser. 981A, 6.72%, 01/15/2022..............   AAA     9,266,876      8,655,957
  Green Tree Recreational Equipment &
   Consumer Trust, Ser. 1998-A, Class A1C,
   6.18%, 06/15/2019.........................   AAA       568,578        561,480
  Mid State Trust VI, 7.34%, 07/01/2035......   AAA       107,516        107,268
  SLMA Student Loan Trust:
   Ser. 1997-3, Class A1, 6.78%, 04/25/2006..   AAA     1,015,820      1,011,945
   Ser. 1998-1, Class A1, 6.89%, 01/25/2007..   AAA     5,735,711      5,736,313
                                                                  --------------
    Total Asset-Backed Securities (cost
     $39,155,843)............................                         39,111,934
                                                                  --------------
COLLATERALIZED MORTGAGE OBLIGATIONS - 10.6%
  FHLMC:
   Ser. 2073, Class PD, 6.00%, 12/15/2020....   AAA    21,825,000     21,199,387
   Ser. 2097, Class PH, 6.00%, 10/15/2027....   AAA     3,425,000      3,197,460
   Ser. 2171, Class B, 6.28%, 06/15/2009.....   AAA    14,575,000     13,888,491
  FNMA:
   Ser. 1994-72, Class J, 6.00%, 06/25/2023..   AAA     6,070,000      5,636,391
   Ser. 1996-21, Class PJ, 6.00%,
    12/25/2010...............................   AAA     7,427,600      7,158,238
   Ser. 1999-19, Class PG, 6.00%,
    10/25/2027...............................   AAA     5,840,000      5,404,307
   Ser. 1999-35, Class PH, 6.00%,
    06/25/2020...............................   AAA     8,465,000      8,198,141
   Ser. 1999-6, Class PB, 6.00%, 03/25/2019..   AAA     7,340,000      6,739,521
   Ser. G92-23, Class Z, 7.50%, 05/25/2021...   AAA       699,231        694,646
   Ser. G92-44, Class Z, 8.00%, 07/25/2022...   AAA       904,910        920,428
  GE Capital Mtge. Svcs., Inc., Ser. 2000-5,
   Class A, 7.25%, 04/25/2015................   AAA         2,406          2,390
  GMAC Comml. Mtge. Secs., Inc.:
   Ser. 1998-C2, Class A1, 6.15%,
    05/15/2035...............................   AAA     8,920,025      8,643,906
   Ser. 1999-C1, Class A2, 6.18%,
    05/15/2033...............................   AAA    16,520,000     15,502,609
  Lehman Brothers Comml. Conduit Mtge. Trust:
   Ser. 1998-C4, Class A1B, 6.21%,
    10/15/2008...............................   AAA       670,000        633,397
   Ser. 1999-C1, Class A1, 6.41%,
    08/15/2007...............................   NA     23,355,278     22,909,578
  Morgan Stanley Capital I, Inc.:
   Ser. 1998-WF1, Cl. A1, 6.25%, 07/15/2007..   AAA       358,411        353,051
   Ser. 1998-XL1, Class A3, 6.48%,
    06/03/2030...............................   AAA     8,835,000      8,537,481
  Mtge. Capital Funding, Inc., Ser. 1998-MC2,
   Class A1, 6.33%, 10/18/2007...............   Aaa     8,580,752      8,399,892
                                                                  --------------
    Total Collateralized Mortgage Obligations
     (cost $136,116,726).....................                        138,019,314
                                                                  --------------

                                   EVERGREEN
                             Select Core Bond Fund
                       Schedule of Investments(continued)
                               September 30, 2000

                                             Credit   Principal
                                             Rating/\  Amount        Value
CORPORATE BONDS - 29.1%
CONSUMER DISCRETIONARY - 4.0%
Auto Components - 1.0%
  Delphi Automotive Sys. Corp., 6.13%,
   05/01/2004...............................  BBB    $14,100,000 $   13,467,544
                                                                 --------------
Automobiles - 2.4%
  Ford Motor Co.:
   5.80%, 01/12/2009........................  A       21,060,000     18,689,002
   6.38%, 02/01/2029........................  A       15,130,000     12,297,044
  Gen. Motors Corp., 8.80%, 03/01/2021......  A          235,000        257,527
                                                                 --------------
                                                                     31,243,573
                                                                 --------------
Media - 0.1%
  AT&T Corp., 6.00%, 03/15/2009.............  AA-        615,000        554,705
                                                                 --------------
Multi-line Retail - 0.5%
  May Dept. Stores Co.:
   7.45%, 09/15/2011........................  A+         275,000        271,817
   8.75%, 05/15/2029........................  A+       5,965,000      6,279,988
                                                                 --------------
                                                                      6,551,805
                                                                 --------------
CONSUMER STAPLES - 2.5%
Beverages - 1.9%
  Coca Cola Enterprises, Inc.:
   6.75%, 01/15/2038........................  A        5,715,000      4,854,549
   8.50%, 02/01/2022........................  A        4,200,000      4,476,755
  Pepsi Bottling Group, Inc., 7.00%,
   03/01/2029...............................  A-      16,320,000     15,001,703
                                                                 --------------
                                                                     24,333,007
                                                                 --------------
Food & Drug Retailing - 0.6%
  Safeway, Inc., 6.50%, 11/15/2008..........  BBB      9,000,000      8,354,106
                                                                 --------------
FINANCIALS - 15.8%
Banks - 4.2%
  Bank of New York, Inc., 6.50%,
   12/01/2003...............................  A        2,610,000      2,582,559
  BankAmerica Corp., 7.75%, 07/15/2002......  A        8,350,000      8,464,737
  Firststar Bank:
   6.25%, 12/01/2002........................  A        2,450,000      2,418,334
   7.13%, 12/01/2009........................  A        5,925,000      5,838,205
  Natl. City Corp.:
   6.88%, 05/15/2019........................  A-       7,795,000      6,943,186
   7.20%, 05/15/2005........................  A-         900,000        894,654
  Norwest Finl., Inc., 5.38%, 09/30/2003....  AA-        850,000        816,838
  PNC Funding Corp., 6.13%, 09/01/2003 -
    02/15/2009..............................  BBB+    15,625,000     14,676,255
  SunTrust Banks, Inc., 6.13%, 02/15/2004...  A          340,000        330,676
  Wachovia Corp., 6.15%, 03/15/2009.........  A+       1,775,000      1,644,626
  Washington Mutual, Inc., 7.50%,
   08/15/2006...............................  BBB+    10,700,000     10,729,842
                                                                 --------------
                                                                     55,339,912
                                                                 --------------

                                   EVERGREEN
                             Select Core Bond Fund
                       Schedule of Investments(continued)
                               September 30, 2000

                                             Credit   Principal
                                             Rating/\  Amount        Value
CORPORATE BONDS - continued
FINANCIALS - continued
Diversified Financials - 6.4%
  Associates Corp. of North America:
   5.75%, 10/15/2003........................  A+     $ 1,800,000 $    1,747,037
   6.38%, 10/15/2002........................  A+         825,000        819,756
   6.50%, 07/15/2002........................  A+      10,000,000      9,957,300
  Caterpillar Finl. Svcs., 7.93%,
   01/15/2003...............................  A+       9,000,000      9,216,558
  GMAC Corp.:
   5.91%, 03/11/2002........................  A          220,000        217,210
   5.95%, 03/14/2003........................  A        5,000,000      4,886,235
   5.85%, 01/14/2009........................  A       11,080,000      9,955,579
   7.55%, 06/09/2003........................  A        8,000,000      8,121,168
  Household Fin. Corp.:
   5.88%, 09/25/2004........................  A          225,000        215,146
   6.50%, 11/15/2008........................  A       11,000,000     10,330,650
   7.20%, 07/15/2006........................  A        5,200,000      5,170,412
   8.00%, 05/09/2005........................  A        6,000,000      6,201,396
  Intl. Lease Fin. Corp., MTN, 5.64%,
   04/01/2002...............................  AA-      9,325,000      9,210,620
  Merrill Lynch & Co., Inc., 7.85%,
   05/30/2003...............................  AA-        400,000        409,266
  Morgan Stanley Dean Witter, 7.13%,
   08/15/2003...............................  AA-        500,000        503,004
  Morgan Stanley Group, Inc., 5.63%,
   01/20/2004...............................  AA-      5,000,000      4,811,115
  Sears Roebuck Acceptance Corp., MTN,
   6.99%, 09/30/2002........................  A-         750,000        748,277
  Star Bank, 6.38%, 03/01/2004..............  A          325,000        316,589
                                                                 --------------
                                                                     82,837,318
                                                                 --------------
Insurance - 1.6%
  American Gen. Fin. Corp.:
   6.67%, 06/28/2002........................  A+      20,000,000     19,935,000
   6.86%, 11/22/2002........................  A+         650,000        648,693
                                                                 --------------
                                                                     20,583,693
                                                                 --------------
Real Estate - 3.6%
  Avalon Bay Communities, Inc., 6.63%,
   01/15/2005...............................  BBB+     6,485,000      6,287,279
  BRE Properties, Inc., 7.13%, 02/15/2013...  BBB        425,000        372,776
  Duke Realty, LP, 7.05%, 03/01/2006........  BBB+     3,470,000      3,405,184
  EOP Operating, LP, 6.80%, 01/15/2009......  BBB+    10,000,000      9,299,990
  ERP Operating, LP:
   6.55%, 11/15/2001........................  BBB+     1,325,000      1,312,753
   6.63%, 04/13/2005........................  BBB+    20,450,000     19,593,533
  Prologis Trust, 7.00%, 10/01/2003.........  BBB+       450,000        442,350
  Spieker Properties, LP, 7.25%,
   05/01/2009...............................  BBB      7,000,000      6,683,033
                                                                 --------------
                                                                     47,396,898
                                                                 --------------

                                   EVERGREEN
                             Select Core Bond Fund
                       Schedule of Investments(continued)
                               September 30, 2000

                                             Credit   Principal
                                             Rating/\  Amount        Value
CORPORATE BONDS - continued
INDUSTRIALS - 2.1%
Aerospace & Defense - 0.0%
  Boeing Co., 6.63%, 02/15/2038.............  AA-    $   350,000 $      306,154
                                                                 --------------
Air Freight & Couriers - 0.4%
  United Parcel Svcs., Inc., 8.38%,
   04/01/2030...............................  AAA      4,470,000      4,836,781
                                                                 --------------
Airlines - 0.2%
  Delta Air Lines, Inc., 8.30%, 12/15/2029..  BBB-     3,565,000      3,204,771
                                                                 --------------
Building Products - 0.2%
  Masco Corp., 7.75%, 08/01/2029............  A-       3,275,000      3,023,310
                                                                 --------------
Industrial Conglomerates - 0.3%
  Tyco Intl. Group SA, 6.88%, 09/05/2002....  A-       3,610,000      3,602,509
                                                                 --------------
Road & Rail - 1.0%
  Burlington Northern Santa Fe Corp.:
   6.70%, 08/01/2028........................  BBB+       615,000        521,313
   6.75%, 03/15/2029........................  BBB+     8,320,000      7,074,072
   8.63%, 11/01/2004........................  BBB+     5,000,000      5,280,075
                                                                 --------------
                                                                     12,875,460
                                                                 --------------
MATERIALS - 0.1%
Metals & Mining - 0.1%
  Aluminum Co. of America, Ser. B, 6.50%,
   06/15/2018...............................  A+         775,000        691,811
                                                                 --------------
Paper & Forest Products - 0.0%
  Intl. Paper Co., 6.50%, 11/15/2007........  BBB+       325,000        305,787
                                                                 --------------
TELECOMMUNICATION SERVICES - 4.1%
Diversified Telecommunication Services -
  4.1%
  Alltel Corp., 6.50%, 11/01/2013...........  A        1,100,000        979,641
  AT&T Corp., 6.50%, 03/15/2029.............  AA-      7,640,000      6,376,138
  Bellsouth Telecommunications, Inc.:
   6.38%, 06/01/2028........................  AA-      5,445,000      4,603,328
   7.88%, 02/15/2030........................  AA-      3,925,000      3,984,656
  MCI Communications Corp., 6.50%,
   04/15/2010...............................  A-       4,800,000      4,473,816
  Pacific Bell, 6.63%, 11/01/2009...........  AA-        600,000        565,541
  Sprint Capital Corp.:
   5.88%, 05/01/2004........................  BBB+    10,000,000      9,590,410
   6.13%, 11/15/2008........................  BBB+    10,000,000      9,060,830
   6.38%, 05/01/2009........................  BBB+       640,000        586,558
   6.88%, 11/15/2028........................  BBB+     8,300,000      7,102,269
  Worldcom, Inc., 6.95%, 08/15/2028.........  A-       6,350,000      5,764,981
                                                                 --------------
                                                                     53,088,168
                                                                 --------------

                                   EVERGREEN
                             Select Core Bond Fund
                       Schedule of Investments(continued)
                               September 30, 2000

                                             Credit   Principal
                                             Rating/\  Amount        Value
CORPORATE BONDS - continued
UTILITIES - 0.5%
Gas Utilities - 0.5%
  Enron Corp., 7.38%, 05/15/2019............  BBB+   $ 7,675,000 $    7,369,973
                                                                 --------------
    Total Corporate Bonds (cost
     $383,202,138)..........................                        379,967,285
                                                                 --------------
MORTGAGE-BACKED SECURITIES - 36.1%
  FHLMC:
   6.00%, 05/01/2011 - 12/15/2027...........  AAA      6,777,863      6,303,421
   6.50%, 04/01/2028........................  AAA        265,152        255,190
   7.00%, 07/01/2015 - 06/01/2030...........  AAA     50,458,556     49,590,317
   7.50%, 04/01/2023........................  AAA        143,370        144,220
   7.76%, 12/01/2020........................  AAA         27,482         27,878
   8.00%, 06/01/2030 - 08/01/2030...........  AAA     27,258,588     27,677,553
  FNMA:
   5.81%, 01/01/2009 [_]....................  AAA     10,314,860      9,615,513
   6.00%, 12/01/2008 - 09/01/2029...........  AAA     68,326,496     64,417,299
   6.08%, 04/01/2005........................  AAA      4,745,116      4,599,301
   6.13%, 05/01/2009........................  AAA      4,438,033      4,226,354
   6.14%, 04/01/2009........................  AAA      3,585,724      3,418,791
   6.16%, 12/01/2008........................  AAA      5,153,961      4,875,922
   6.31%, 03/01/2008........................  AAA        817,331        792,685
   6.32%, 04/01/2009........................  AAA      4,050,479      3,857,057
   6.37%, 04/01/2009........................  AAA        182,699        174,594
   6.47%, 11/01/2039........................  AAA      8,914,224      8,657,951
   6.61%, 02/01/2007........................  AAA      6,056,412      5,983,644
   6.63%, 09/15/2009........................  Aaa     22,085,000     21,920,135
   6.64%, 10/01/2039........................  AAA      7,163,401      7,007,182
   6.70%, 11/01/2007........................  AAA        534,591        529,678
   6.77%, 08/01/2004........................  AAA        174,630        173,246
   7.00%, 06/01/2029 - 06/01/2030...........  AAA     19,220,343     18,850,071
   7.04%, 01/01/2030........................  AAA      9,893,783      9,634,269
   7.13%, 11/01/2006........................  AAA      4,336,260      4,386,165
   7.24%, 11/01/2006........................  AAA      4,562,973      4,624,252
   7.28%, 10/01/2003........................  AAA        141,758        142,372
   7.36%, 11/01/2006 [_]....................  AAA      5,130,000      5,205,411
   7.50%, 08/01/2015 - 06/01/2030...........  AAA     42,087,601     42,125,379
   7.54%, 11/01/2006........................  AAA      6,875,241      7,007,722
   7.74%, 06/01/2007 [_]....................  AAA      5,153,350      5,395,042
   7.92%, 06/01/2019........................  AAA         79,912         81,279
   8.00%, 02/01/2030 - 08/01/2030...........  AAA     30,161,344     30,587,642
   8.66%, 01/01/2005........................  AAA        577,440        607,960
   6.00%, TBA...............................  AAA      5,170,000      4,827,488
   7.50%, TBA...............................  AAA     72,825,000     72,659,442
   8.00%, TBA...............................  AAA      3,645,000      3,692,822

                                   EVERGREEN
                             Select Core Bond Fund
                       Schedule of Investments(continued)
                               September 30, 2000

                                              Credit   Principal
                                              Rating/\  Amount        Value
MORTGAGE-BACKED SECURITIES - continued
  GNMA:
   5.50%, 01/20/2030.........................   AAA   $23,808,720 $   23,168,742
   7.00%, 09/15/2012.........................   AAA       108,718        109,198
   7.38%, 02/20/2025.........................   AAA     5,429,709      5,472,061
   7.50%, 07/15/2023.........................   AAA       386,550        389,287
   7.75%, 07/15/2020 - 08/15/2021............   AAA     7,366,630      7,429,964
   8.00%, 07/15/2016 - 06/15/2017............   AAA       104,615        107,390
   8.85%, 05/15/2018 - 07/15/2018............   AAA       455,987        476,647
                                                                  --------------
    Total Mortgage-Backed Securities (cost
     $465,099,618)...........................                        471,228,536
                                                                  --------------
U.S. TREASURY OBLIGATIONS - 12.6%
  U.S. Treasury Bonds, 8.00%, 11/15/2021.....   AAA    68,715,000     83,961,141
  U.S. Treasury Notes:
   3.38%, 01/15/2007.........................   AAA    35,592,224     34,424,372
   5.75%, 08/15/2003.........................   AAA     2,270,000      2,258,650
   7.00%, 07/15/2006.........................   AAA    41,565,000     43,721,184
                                                                  --------------
    Total U.S. Treasury Obligations (cost
     $164,790,381)...........................                        164,365,347
                                                                  --------------
                                                        Shares        Value
MUTUAL FUND SHARES - 4.7%
  Blackrock 2001 Term Trust..........................   1,049,700      9,709,725
  Blackrock Income Trust.............................     140,500        895,687
  Blackrock Investment Quality Term Trust............     139,100      1,121,494
  Blackrock No. American Govt. Income Trust..........     957,100      9,451,362
  Blackrock Strategic Term Trust.....................     490,300      4,443,344
  Dreyfus Strategic Govt. Income Fund................      55,500        527,250
  Excelsior Income Shares............................       7,400        115,163
  First Australia Prime Income Fund..................     406,200      1,710,102
  First Commonwealth Fund............................     249,300      2,212,537
  Hyperion 2002 Term Trust...........................     907,200      7,824,600
  Hyperion 2005 Investment Grade Opportunity Term
   Trust.............................................     145,600      1,201,200
  Hyperion Total Return Fund.........................     372,200      3,070,650
  Income Opportunities Fund 2000.....................      25,000        248,438
  John Hancock Income Securities Trust...............     130,400      1,784,850
  Kemper Intermediate Govt. Trust....................      88,700        582,094
  MFS Govt. Markets Income Trust.....................   1,283,700      7,862,662
  MFS Intermediate Income Trust......................     803,200      5,120,400
  TCW/DW Term Trust 2000.............................      80,700        791,869
  Templeton Global Govt. Income Trust................      50,100        284,944
  Templeton Global Income Fund.......................     388,700      2,356,494
                                                                  --------------
    Total Mutual Fund Shares (cost $59,400,807)......                 61,314,865
                                                                  --------------

                                   EVERGREEN
                             Select Core Bond Fund
                       Schedule of Investments (continued)
                               September 30, 2000

                                                     Principal
                                                       Amount        Value
SHORT-TERM INVESTMENTS - 9.0%
REPURCHASE AGREEMENTS - 7.7%
  State Street Bank & Trust Co., dated 9/29/2000,
   6.58%, maturing 10/2/2000, maturity value
   $101,084,398 (cost $101,029,000) (1)............ $101,029,000 $  101,029,000
                                                                 --------------
MUTUAL FUND SHARES - 1.3%
  Navigator Prime Portfolio (cost $17,021,420)pp...   17,021,420     17,021,420
                                                                 --------------
  Total Short-Term Investments (cost $118,050,420)..............    118,050,420
                                                                 --------------
Total Investments - (cost $1,365,815,933) - 105.1%..............  1,372,057,701
Other Assets and Liabilities - (5.1%)...........................    (66,714,958)
                                                                 --------------
Net Assets - 100.0%............................................. $1,305,342,743
                                                                 --------------

                See Combined Notes to Schedules of Investments.

                                   EVERGREEN
                            Select Fixed Income Fund
                            Schedule of Investments
                               September 30, 2000

                                                Credit   Principal
                                                Rating/\  Amount       Value
ASSET-BACKED SECURITIES - 6.1%
  American Airlines, Inc. Pass Through Trust,
   Ser. 1999-1, Class C, 7.16%, 10/15/2004 ....   A     $ 2,000,000 $  1,969,810
  Amresco Residential Securities Mtge. Loan
   Trust, Ser. 1998-2, Class A2, 6.25%,
   04/25/2022..................................   Aaa     5,456,170    5,424,179
  Case Equipment Loan Trust:
   Ser. 1997-B, Class A4, 6.41%, 09/15/2004....   AAA     1,087,675    1,085,733
   Ser. 1998-A, Class A4, 5.88%, 02/15/2005....   AAA       150,666      149,395
  Contimortgage Home Equity Loan Trust, Ser.
   1996-1, Class A5, 6.15%, 03/15/2011.........   AAA     1,113,901    1,111,022
  Continental Airlines, Inc., Ser. 1997, Class
   1B, 7.46%, 04/01/2013.......................   A+      2,830,752    2,762,290
  Continental Airlines, Inc. Pass Through
   Trust, Ser. 1999-2, Class C2, 7.43%,
   09/15/2004..................................   A-      3,000,000    2,947,035
  Distribution Finl. Svcs. Trust, Ser. 1999-3,
   Class A4, 6.65%, 11/03/2015.................   AAA     5,000,000    4,983,275
  Empire Funding Home Loan Owner Trust, Ser.
   1998-1, Class A4, 6.64%, 12/25/2012.........   NA      5,495,999    5,439,363
  First Plus Home Loan Trust, Ser. 1997-3,
   Class A5, 6.86%, 10/10/2013.................   AAA     1,156,413    1,155,170
  Heller Equipment Asset Receivables Trust,
   Ser. 1997-1, Class A2, 6.39%, 05/25/2005....   NR        269,805      269,221
  Life Fin. Home Loan Owner Trust, Ser. 1997-3,
   Class A2, 6.79%, 10/25/2011.................   NA        457,136      455,181
  Metlife Capital Equipment Loan Trust, Ser.
   1997-A, Class A, 6.85%, 05/20/2008..........   AAA     1,700,000    1,701,420
  Prudential Securities Secd. Financing Corp.,
   Ser. 1994-4, Class A1, 8.12%, 02/15/2025....   AAA     1,950,450    1,998,032
  Southern Pacific Secd. Assets Corp., Ser.
   1998-1, Class A6, 7.08%, 03/25/2028.........   AAA     2,540,000    2,455,583
  The Money Store Home Equity Trust, Ser. 1992-
   B, Class A, 6.90%, 07/15/2007...............   AAA       443,251      442,158
                                                                    ------------
    Total Asset-Backed Securities (cost
     $34,693,605)..............................                       34,348,867
                                                                    ------------
COLLATERALIZED MORTGAGE OBLIGATIONS - 20.4%
  Blackrock Capital Fin., LP, Ser. 1997-C1,
   Class D, 7.15%,10/25/2026 144A..............   NA      3,250,000    3,175,949
  Carco Auto Loan Master Trust, Ser. 1997-1,
   Class A, 6.69%, 08/15/2004..................   AAA     2,446,108    2,420,290
  Credit Suisse First Boston Mtge. Corp.:
   Ser. 1998-FL1A, Class E, 7.49%,
    01/10/2001 (+/-)...........................   NA      3,300,000    3,295,978
   Ser. 1998-FL2A, Class D, 8.03%,
    10/15/2001 (+/-)...........................   NA     18,800,000   18,844,934
  Deutsche Mtge. & Asset Receiving Corp., Ser.
   1998-C1, Class A1, 6.22%, 09/15/2007........   Aaa     3,482,162    3,400,912

                                   EVERGREEN
                            Select Fixed Income Fund
                       Schedule of Investments(continued)
                               September 30, 2000

                                                 Credit   Principal
                                                 Rating/\  Amount       Value
COLLATERALIZED MORTGAGE OBLIGATIONS - continued
  DLJ Comml. Mtge. Corp.:
   Ser. 1998-ST1A, Class B1, 7.57%, 12/08/2000
    144A (+/-)..................................   NA    $ 6,697,350 $  6,700,799
   Ser. 1998-ST1A, Class B2, 7.89%,
    12/08/2000 (+/-)............................   NA      3,350,000    3,350,318
   Ser. 1999-STF1, Class B1, 9.14%, 09/05/2001
    144A [_] (+/-)..............................   NA      6,711,000    6,738,770
   Ser. 1999-STF1, Class B2, 9.74%, 09/05/2001
    144A [_] (+/-)..............................   NA     10,713,000   10,761,455
  FHLMC:
   Ser. 12, Class A, 9.25%, 11/15/2019..........   AAA        16,092       16,591
   Ser. 1519, Class F, 6.75%, 03/15/2007........   AAA     1,551,060    1,547,314
   Ser. 1608, Class FN, 7.39%, 11/15/2023.......   AAA       132,514      133,062
   Ser. 1935, Class FL, 7.39%, 02/15/2027.......   AAA       536,815      540,282
  FNMA, Ser. 1998-W8, Class A4, 6.02%,
   09/25/2028...................................   AAA     5,750,000    5,585,406
  Fortress Comml. Mtge. Trust, Ser. 1999-PC1,
   Class C, 8.39%, 12/10/2004 [_] (+/-).........   NA      6,000,000    6,019,698
  Iroquois Trust, Ser. 1997-3, Class A,
   6.68%, 11/10/2003 144A.......................   Aaa     1,374,584    1,371,058
  Potomac Gurnee Fin. Corp., Ser. 1, Class B,
   7.00%, 12/21/2026............................   NR      2,000,000    1,951,218
  Prudential Home Mtge. Securities, Ser. 1993-
   39, Class A8, 6.50%, 10/25/2008..............   NR      2,952,738    2,920,361
  Prudential Securities Secd. Financing Corp.,
   Ser. 1998-C1, Class A1A, 6.10%, 11/15/2002...   AAA     1,980,531    1,965,561
  Residential Asset Securitization Trust, Ser.
   1997-A1, Class A1, 7.00%, 03/25/2027.........   AAA        52,571       52,330
  RMF Comml. Mtge., Ser. 1997-1, Class A1,
   6.38%, 01/15/2019 144A.......................   NR      2,217,762    2,181,313
  SASCO Comml. Mtge. Trust:
   Ser. 1998-C3A, Class G, 7.17%,
    03/25/2002 (+/-)............................   NA      1,856,999    1,841,660
   Ser. 1999-C3, Class D, 7.48%, 02/20/2002
    (+/-).......................................   NR      4,938,665    4,958,714
   Ser. 1999-C3, Class H, 8.08%, 03/20/2002
    144A (+/-)..................................   NA      9,181,840    9,216,761
  Saxon Mtge. Securities Corp., Ser. 1993- 8A,
   Class 1A2, 7.38%, 09/25/2023.................   AAA       292,229      291,035
  Starwood Asset Receivables Trust, Ser. 2000-1,
   Class D, 8.07%, 06/25/2004 (+/-).............   NA      5,000,000    4,973,884
  Structured Asset Securities Corp.:
   Ser. 1996-CFL, Class C, 6.53%, 02/25/2028....   AAA     1,757,144    1,748,828
   Ser. 1998-C2A, Class E, 7.25%,
    02/25/2001 (+/-)............................   NA      9,694,902    9,687,292
                                                                     ------------
    Total Collateralized Mortgage Obligations
     (cost $114,955,772)........................                      115,691,773
                                                                     ------------

                                   EVERGREEN
                            Select Fixed Income Fund
                       Schedule of Investments(continued)
                               September 30, 2000

                                                 Credit  Principal
                                                 Rating/\ Amount      Value
CORPORATE BONDS - 32.3%
CONSUMER DISCRETIONARY - 4.3%
Auto Components - 0.8%
  Johnson Controls, Inc., 6.30%, 02/01/2008.....  A-     5,000,000 $  4,639,050
                                                                   ------------
Automobiles - 1.3%
  Daimler Chrysler AG, 6.46%, 12/07/2001........  A+     2,525,000    2,512,842
  Daimler Chrysler America Corp., 7.13%,
   03/01/2002...................................  A+     5,000,000    5,005,385
                                                                   ------------
                                                                      7,518,227
                                                                   ------------
Media - 0.7%
  Harcourt Gen., Inc., 8.25%, 06/01/2002........  BBB    1,000,000    1,003,901
  Tele-Communications, Inc., 7.25%, 08/01/2005..  AA-    1,288,000    1,296,085
  Time Warner, Inc., 8.11%, 08/15/2006..........  BBB    1,690,000    1,751,112
                                                                   ------------
                                                                      4,051,098
                                                                   ------------
Multi-line Retail - 1.5%
  Target Corp., 7.50%, 02/15/2005...............  A      8,200,000    8,364,738
                                                                   ------------
CONSUMER STAPLES - 0.3%
Food Products - 0.3%
  Nabisco, Inc., 6.00%, 02/15/2001..............  BBB    1,800,000    1,786,428
                                                                   ------------
ENERGY - 1.7%
Oil & Gas - 1.7%
  Conoco, Inc., 6.35%, 04/15/2009...............  A-     5,000,000    4,747,010
  Phillips Petroleum Co.:
   8.50%, 05/25/2005............................  BBB    1,715,000    1,812,908
   8.75%, 05/25/2010............................  BBB    2,800,000    3,056,177
                                                                   ------------
                                                                      9,616,095
                                                                   ------------
FINANCIALS - 19.7%
Banks - 7.7%
  Bank of America Corp.:
   5.75%, 03/15/2001............................  A+     2,120,000    2,110,428
   7.80%, 02/15/2010............................  A      7,000,000    7,216,454
   9.13%, 10/15/2001............................  A      1,020,000    1,043,404
  Bank One Corp., 9.20%, 12/17/2001.............  A+     3,000,000    3,079,812
  BB&T Corp.:
   6.38%, 05/23/2003............................  BBB+   6,850,000    6,575,500
   7.05%, 05/23/2003............................  BBB+   1,000,000      998,420
  Bell Atlantic Fin. Svcs., Inc., 7.60%,
   03/15/2007...................................  A+     5,000,000    5,106,175
  Fleet Boston Finl. Corp., 7.38%, 12/01/2009...  A-     5,000,000    4,946,200
  Security Pacific Corp., 11.50%, 11/15/2000....  A      1,970,000    1,979,192
  Societe Gen., 7.40%, 06/01/2006...............  A+       899,000      900,632
  UBS AG, 6.75%, 07/15/2005.....................  AA     5,000,000    4,911,010
  Wells Fargo & Co., 6.63%, 07/15/2004..........  A+     5,000,000    4,952,935
                                                                   ------------
                                                                     43,820,162
                                                                   ------------

                                   EVERGREEN
                            Select Fixed Income Fund
                       Schedule of Investments(continued)
                               September 30, 2000

                                               Credit   Principal
                                               Rating/\  Amount       Value
CORPORATE BONDS - continued
FINANCIALS - continued
Diversified Financials - 9.3%
  Bear Stearns Co., 6.65%, 12/01/2004.........  A      $ 1,545,000 $  1,515,137
  CIT Group Holdings, Inc., 6.38%,
   08/01/2002.................................  A+       3,720,000    3,684,519
  Citigroup, Inc., 7.45%, 06/06/2002..........  AA-      3,500,000    3,536,981
  Ford Motor Credit Co., 7.38%, 10/28/2009....  A        5,000,000    4,901,900
  GMAC:
   5.88%, 01/22/2003..........................  A        8,567,000    8,370,610
   6.75%, 12/10/2002..........................  A        5,000,000    4,985,895
   7.50%, 07/15/2005..........................  A        5,000,000    5,070,645
  Lehman Brothers Holdings, Inc., 7.25%,
   04/15/2003.................................  A        2,640,000    2,654,169
  LG&E Capital Corp., 5.75%, 11/01/2001 144A..  BBB+     5,000,000    4,896,730
  Merrill Lynch & Co., Inc., 6.00%,
   02/12/2003.................................  AA-      2,350,000    2,309,979
  Natl. Rural Utilities Fin. Corp., 6.75%,
   09/01/2001.................................  Aa3      2,000,000    1,999,282
  Paine Webber Group, Inc., 6.50%,
   11/01/2005.................................  BBB+     1,665,000    1,622,925
  Salomon Smith Barney, Inc., 6.25%,
   01/15/2005.................................  A        7,405,000    7,188,767
                                                                   ------------
                                                                     52,737,539
                                                                   ------------
Insurance - 2.5%
  Associated P & C Holdings, Inc., 6.75%,
   07/15/2003 144A............................  Baa1     7,000,000    6,823,208
  Horace Mann Educators Corp., 6.63%,
   01/15/2006.................................  A-       2,250,000    2,164,300
  Metropolitan Life Insurance Co., 7.00%,
   11/01/2005.................................  A+       5,000,000    4,947,515
                                                                   ------------
                                                                     13,935,023
                                                                   ------------
Real Estate - 0.2%
  EOP Operating, LP, 6.38%, 02/15/2002........  BBB+     1,250,000    1,226,712
                                                                   ------------
HEALTH CARE - 1.2%
Health Care Providers & Services - 1.2%
  Columbia/HCA Healthcare Corp., 6.88%,
   07/15/2001.................................  BB+      7,175,000    7,105,919
                                                                   ------------
INDUSTRIALS - 3.8%
Aerospace & Defense - 0.2%
  Lockheed Martin Corp., 8.20%, 12/01/2009....  BBB-       800,000      837,762
                                                                   ------------
Commercial Services & Supplies - 0.8%
  USA Waste Svcs., Inc., 6.13%, 07/15/2001....  BBB      1,800,000    1,763,966
  WMX Technologies, Inc., 6.38%, 12/01/2003...  BBB      2,800,000    2,649,895
                                                                   ------------
                                                                      4,413,861
                                                                   ------------
Industrial Conglomerates - 0.9%
  Honeywell Intl., Inc., 7.50%, 03/01/2010....  A        5,000,000    5,110,615
                                                                   ------------
Machinery - 0.8%
  Case Corp., Ser. B, 6.25%, 12/01/2003.......  BBB-     5,000,000    4,760,100
                                                                   ------------
Road & Rail - 1.1%
  Union Pacific Corp., 9.63%, 12/15/2002......  BBB-     6,000,000    6,310,548
                                                                   ------------

                                   EVERGREEN
                            Select Fixed Income Fund
                       Schedule of Investments(continued)
                               September 30, 2000

                                               Credit   Principal
                                               Rating/\  Amount       Value
CORPORATE BONDS - continued
MATERIALS - 0.3%
Construction Materials - 0.3%
  CSR America, Inc., 6.88%, 07/21/2005........  A-     $ 1,545,000 $  1,513,783
                                                                   ------------
TELECOMMUNICATION SERVICES - 0.3%
Diversified Telecommunication Services - 0.3%
  Sprint Capital Corp., 5.70%, 11/15/2003.....  BBB+     2,000,000    1,926,826
                                                                   ------------
UTILITIES - 0.7%
Electric Utilities - 0.7%
  PG&E Gas Transmission Northwest, 7.10%,
   06/01/2005.................................  A-       3,675,000    3,708,490
                                                                   ------------
    Total Corporate Bonds (cost
     $183,964,868)............................                      183,382,976
                                                                   ------------
MORTGAGE-BACKED SECURITIES - 18.6%
  FHLB:
   5.47%, 02/19/2004 [_]......................  Aaa      2,678,501    2,594,345
   6.04%, 04/28/2003 [_]......................  Aaa        582,538      581,534
   6.07%, 08/28/2008 [_]......................  Aaa      5,000,000    4,706,670
  FHLMC:
   6.00%, 12/01/2000..........................  AAA        121,375      120,100
   6.50%, 07/01/2004..........................  AAA        793,816      785,593
   6.97%, 06/16/2005..........................  Aaa      1,825,000    1,806,803
   7.50%, TBA (+/-)(+/-) .....................  AAA     10,000,000    9,984,400
   8.00%, TBA (+/-)(+/-)......................  AAA     13,000,000   13,186,940
   8.50%, TBA (+/-)(+/-)......................  AAA     15,000,000   15,398,400
  FNMA:
   6.00%, 11/01/2008..........................  AAA      2,468,735    2,397,808
   6.32%, 06/01/2017..........................  AAA         64,374       63,563
   11.00%, 02/01/2025.........................  AAA      3,415,339    3,732,489
   7.00%, TBA (+/-)(+/-)......................  AAA     32,000,000   31,633,640
  GNMA:
   8.05%, 06/15/2019-10/15/2020...............  AAA      4,967,293    5,058,248
   8.00%, TBA (+/-)(+/-)......................  AAA     13,000,000   13,231,530
                                                                   ------------
    Total Mortgage-Backed Securities (cost
     $105,598,330)............................                      105,282,063
                                                                   ------------
U.S. GOVERNMENT & AGENCY OBLIGATIONS - 7.0%
  FHLB:
   5.45%, 10/19/2005..........................  Aaa      2,000,000    1,905,904
   5.72%, 08/25/2003..........................  Aaa      5,000,000    4,899,190
   5.91%, 03/27/2008..........................  Aaa      5,000,000    4,765,055
   6.23%, 05/18/2005..........................  Aaa        907,060      901,970
   7.70%, 09/20/2004..........................  Aaa     10,000,000   10,408,740
  FHLMC, 6.51%, 01/08/2007....................  Aaa      2,250,000    2,238,354

                                   EVERGREEN
                            Select Fixed Income Fund
                       Schedule of Investments(continued)
                               September 30, 2000

                                               Credit   Principal
                                               Rating/\  Amount       Value
U.S. GOVERNMENT & AGENCY OBLIGATIONS -
  continued
  FNMA:
   5.13%, 02/13/2004..........................  AAA    $ 6,441,000 $  6,193,814
   5.52%, 04/17/2002..........................  AAA      4,000,000    3,945,460
   6.95%, 11/13/2006..........................  AAA      4,495,000    4,427,867
                                                                   ------------
    Total U.S. Government & Agency Obligations
     (cost $40,523,046).......................                       39,686,354
                                                                   ------------
U.S. TREASURY OBLIGATIONS - 19.3%
  U.S. Treasury Notes:
   5.75%, 04/30/2003..........................  AAA     10,160,000   10,106,030
   6.00%, 08/15/2009..........................  AAA     17,000,000   17,074,375
   6.13%, 08/15/2007..........................  AAA     10,530,000   10,645,177
   6.50%, 10/15/2006..........................  AAA     21,500,000   22,097,980
   6.63%, 05/15/2007..........................  AAA     29,500,000   30,587,813
   7.88%, 11/15/2004..........................  AAA     17,695,000   18,939,189
                                                                   ------------
    Total U.S. Treasury Obligations (cost
     $108,791,171)............................                      109,450,564
                                                                   ------------
YANKEE OBLIGATIONS - CORPORATE - 5.6%
ENERGY - 0.3%
Oil & Gas - 0.3%
  Amoco Argentina Oil Co., 6.75%, 02/01/2007..  AA+      1,625,000    1,614,593
                                                                   ------------
FINANCIALS - 4.7%
Banks - 4.4%
  Korea Dev. Bank:
   7.25%, 05/15/2006..........................  BBB      5,000,000    4,832,405
   7.38%, 09/17/2004..........................  BBB      5,000,000    4,928,595
  Natl. Bank of Canada, Ser. B, 8.13%,
   08/15/2004.................................  A-      14,865,000   15,333,812
                                                                   ------------
                                                                     25,094,812
                                                                   ------------
Diversified Financials - 0.3%
  FBG Fin., Ltd., 6.75%, 11/15/2005...........  BBB+     1,500,000    1,455,608
                                                                   ------------
INDUSTRIALS - 0.3%
Industrial Conglomerates - 0.3%
  Tyco Intl. Group SA, 6.13%, 01/15/2009......  A-       1,750,000    1,611,092
                                                                   ------------
MATERIALS - 0.1%
Paper & Forest Products - 0.1%
  Abitibi Consolidated., Inc., 8.55%,
   08/01/2010.................................  BBB-       800,000      815,572
                                                                   ------------
UTILITIES - 0.2%
Electric Utilities - 0.2%
  Hydro Quebec, 7.52%, 07/17/2003.............  A+       1,000,000    1,015,620
                                                                   ------------
    Total Yankee Obligations - Corporate (cost
     $31,879,596).............................                       31,607,297
                                                                   ------------
YANKEE OBLIGATIONS - GOVERNMENT - 1.6%
  Canada, 5.50%, 10/01/2008 (cost
   $8,975,124)................................  AA-     10,000,000    9,165,770
                                                                   ------------

                                   EVERGREEN
                            Select Fixed Income Fund
                       Schedule of Investments(continued)
                               September 30, 2000

                                                       Principal
                                                        Amount        Value
SHORT-TERM INVESTMENTS - 18.1%
COMMERCIAL PAPER - 15.0% pp
  Edison Mission Midwest Holdings, 6.75%,
   11/20/2000........................................ $ 7,022,000 $   6,957,485
  Glencore Funding, Inc., 6.77%,11/20/2000...........  25,000,000    24,769,632
  Hilton Hotels Corp., 7.00%, 11/20/2000.............   2,882,000     2,854,541
  Houston Ind. Fin. Co., 6.77%, 11/20/2000...........  25,000,000    24,769,632
  Imperial Tobacco Group Plc, 6.78%, 11/20/2000......  18,991,000    18,815,745
  PG&E Generating Co., 6.73%, 11/20/2000.............   7,050,000     6,985,420
                                                                  -------------
                                                                     85,152,455
                                                                  -------------
                                                        Shares        Value
MUTUAL FUND SHARES - 3.1%
  Evergreen Select Money Market Fund o ..............  17,722,396    17,722,396
                                                                  -------------
    Total Short-Term Investments (cost
     $102,874,851)...................................               102,874,851
                                                                  -------------
Total Investments - (cost $732,256,363) - 129.0%.................   731,490,515
Other Assets and Liabilities - (29.0%)...........................  (164,349,869)
                                                                  -------------
Net Assets - 100.0%.............................................. $ 567,140,646
                                                                  -------------

                See Combined Notes to Schedules of Investments.

                                   EVERGREEN
                          Select Fixed Income Fund II
                            Schedule of Investments
                               September 30, 2000

                                                  Credit  Principal
                                                  Rating/\  Amount      Value
ASSET-BACKED SECURITIES - 15.8%
  Advanta Home Equity Loan Trust, Ser. 1993-2,
   Class A2, 6.15%,10/25/2009....................   AAA   $  367,920 $   361,226
  Advanta Mtge. Loan Trust, Ser. 1993-3, Class
   A3, 4.75%, 11/25/2009.........................   AAA       45,466      45,159
  AFG Receivables Trust:
   Ser. 1997-A, Class A, 6.35%, 10/15/2002.......   AAA      290,031     289,534
   Ser. 1997-B, Class B, 6.40%, 02/15/2003.......   A+        74,615      74,469
   Ser. 1997-B, Class C, 7.00%, 02/15/2003.......   BBB      149,232     149,201
  Capital One Master Trust, Ser. 1998-4, Class A,
   5.43%, 01/15/2007.............................   AAA    1,000,000     963,065
  Credit Suisse First Boston Mtge. Securities
   Corp., Ser. 1996-2, Class A6, 7.18%,
   02/25/2018....................................   AAA      980,000     961,650
  EQCC Home Equity Loan Trust, Ser. 1998-2, Class
   A6F, 6.16%, 04/15/2008........................   AAA      711,000     696,115
  GE Capital Mtge. Funding Corp., Ser. 1999-HE3,
   Class A3, 7.11%, 07/25/2014...................   Aaa      600,000     599,289
  J.C. Penney Master Credit Card Trust, Ser. E,
   Class A, 5.50%, 06/15/2007....................   AAA    1,800,000   1,737,063
  Northwest Airlines Corp., Ser. 1999-2, Class B,
   7.95%, 03/01/2015.............................   A        990,615     962,903
  Union Acceptance Corp.:
   Ser. 1997-A, Class A3, 6.48%, 05/10/2004......   AAA    1,462,000   1,453,733
   Ser. 1998-D, Class A3, 5.75%, 06/09/2003......   AAA    1,129,507   1,125,480
                                                                     -----------
    Total Asset-Backed Securities (cost
     $9,548,134).................................                      9,418,887
                                                                     -----------
COLLATERALIZED MORTGAGE OBLIGATIONS - 2.0%
  Bank America Mtge. Securities, Inc., Ser. 1998-
   3, Class 2M, 6.50%, 07/25/2013................   NR       233,682     223,450
  Prudential Home Mtge. Security, Ser. 1996-3,
   Class M, 6.75%, 03/25/2011....................   AA       983,461     961,269
                                                                     -----------
    Total Collateralized Mortgage Obligations
     (cost $1,224,369)...........................                      1,184,719
                                                                     -----------
CORPORATE BONDS - 12.6%
CONSUMER DISCRETIONARY - 2.7%
Media - 2.7%
  Charter Communications, 8.625%, 04/01/2009.....   B+       200,000     180,500
  Time Warner, Inc., 6.875%, 06/15/2018..........   BBB    1,000,000     895,617
  Times Mirror Co., 7.45%, 10/15/2009............   A        550,000     549,645
                                                                     -----------
                                                                       1,625,762
                                                                     -----------
ENERGY - 0.5%
Oil & Gas - 0.5%
  EOTT Energy Partners, LP, 11.00%, 10/01/2009...   BB       100,000     106,000
  Pride Petroleum Svcs., Inc., 9.375%,
   05/01/2007....................................   BB       200,000     204,500
                                                                     -----------
                                                                         310,500
                                                                     -----------

                                   EVERGREEN
                          Select Fixed Income Fund II
                       Schedule of Investments(continued)
                               September 30, 2000

                                                 Credit  Principal
                                                 Rating/\  Amount      Value
CORPORATE BONDS - continued
FINANCIALS - 3.4%
Diversified Financials - 3.4%
  Enterprise Rent-A-Car USA Fin. Co., 7.95%,
   12/15/2009 144A..............................  BBB+   $1,000,000 $   985,445
  Gen. Elec. Capital Corp., 7.25%, 02/01/2005...  AAA     1,000,000   1,016,073
                                                                    -----------
                                                                      2,001,518
                                                                    -----------
INDUSTRIALS - 1.5%
Airlines - 1.5%
  Delta Air Lines, Inc., 8.30%, 12/15/2029......  BBB-    1,000,000     898,954
                                                                    -----------
INFORMATION TECHNOLOGY - 0.3%
Semiconductor Equipment & Products - 0.3%
  Amkor Tech., Inc., 9.25%, 05/01/2006..........  BB-       200,000     199,500
                                                                    -----------
TELECOMMUNICATION SERVICES - 0.9%
Diversified Telecommunication Services - 0.9%
  Level 3 Communications, Inc., 11.00%,
   03/15/2008...................................  B         150,000     144,000
  McLeod USA, Inc., 9.25%, 07/15/2007...........  B+        200,000     187,500
  Nextel Communications, Inc., Sr. Disc. Notes,
   Step Bond, 0.00%, 09/15/2007 +...............  B         250,000     205,625
                                                                    -----------
                                                                        537,125
                                                                    -----------
UTILITIES - 3.3%
Electric Utilities - 1.6%
  Southern CA Edison Co., 7.625%, 01/15/2010....  A       1,000,000     985,301
                                                                    -----------
Gas Utilities - 1.7%
  Williams Gas Pipelines Co., 7.375%, 11/15/2006
   144A.........................................  BBB     1,000,000   1,000,955
                                                                    -----------
    Total Corporate Bonds (cost $7,720,447).....                      7,559,615
                                                                    -----------
MORTGAGE-BACKED SECURITIES - 48.8%
  FHLMC:
   7.00%, 03/15/2010............................  Aaa     3,500,000   3,558,863
   8.50%, 09/01/2020............................  AAA     1,173,745   1,211,363
  FNMA:
   6.00%, 08/01/2006............................  AAA     1,890,139   1,833,888
   6.50%, 11/01/2014............................  AAA     1,240,993   1,218,233
   7.00%, 08/01/2029............................  AAA     2,973,780   2,916,653
   7.50%, 10/01/2029............................  AAA     3,713,236   3,710,266
   8.00%, 10/01/2014 - 11/01/2014...............  AAA     1,390,377   1,416,377
   8.50%, 04/01/2025 - 05/01/2030...............  AAA     4,638,791   4,766,283
  GNMA:
   6.50%, 04/15/2029............................  AAA     3,698,553   3,566,292
   7.00%, 04/15/2024............................  AAA     1,988,763   1,965,315
   7.50%, 05/15/2029 - 10/15/2029...............  AAA     1,971,747   1,979,575
   8.00%, 04/15/2030............................  AAA     1,012,351   1,031,515
                                                                    -----------
    Total Mortgage-Backed Securities (cost
     $29,070,890)...............................                     29,174,623
                                                                    -----------

                                   EVERGREEN
                          Select Fixed Income Fund II
                       Schedule of Investments(continued)
                               September 30, 2000

                                                 Credit  Principal
                                                 Rating/\  Amount      Value
U.S. TREASURY OBLIGATIONS - 14.4%
  U.S. Treasury Bonds:
   5.25%, 02/15/2029............................   AAA   $5,200,000 $ 4,671,878
   6.00%, 02/15/2026............................   AAA      900,000     891,844
   7.25%, 05/15/2016............................   AAA    1,388,000   1,545,017
   9.25%, 02/15/2016............................   AAA    1,140,000   1,493,757
                                                                    -----------
    Total U.S. Treasury Obligations (cost
     $8,181,899)................................                      8,602,496
                                                                    -----------
YANKEE OBLIGATIONS - CORPORATE - 4.2%
CONSUMER DISCRETIONARY - 1.0%
Media - 1.0%
  Rogers Cablesystems Ltd., Ser. B, 10.00%,
   03/15/2005...................................   BB+      400,000     420,000
  Telewest Communications Plc, Sr. Disc. Notes,
   Step Bond, 0.00%, 10/01/2007 +...............   B+       200,000     192,500
                                                                    -----------
                                                                        612,500
                                                                    -----------
CONSUMER STAPLES - 1.5%
Tobacco - 1.5%
  Rothmans Nederland Holdings BV, 6.875%,
   05/06/2008...................................   A      1,000,000     884,782
                                                                    -----------
FINANCIALS - 1.7%
Diversified Financials - 1.7%
  Principal Finl. Group, 8.20%, 08/15/2009
   144A.........................................   A      1,000,000   1,006,261
                                                                    -----------
    Total Yankee Obligations - Corporate (cost
     $2,638,459)................................                      2,503,543
                                                                    -----------
                                                           Shares      Value
SHORT-TERM INVESTMENTS - 3.0%
MUTUAL FUND SHARES - 3.0%
  Evergreen Select Money Market Fund (cost
   $1,778,852) o .......................................  1,778,852   1,778,852
                                                                    -----------
Total Investments - (cost $60,163,050) - 99.2%.....................  60,222,735
Other Assets and Liabilities - 0.8%................................     507,666
                                                                    -----------
Net Assets - 100.0%................................................ $60,730,401
                                                                    -----------


                See Combined Notes to Schedules of Investments.

                                   EVERGREEN
                          Select High Yield Bond Fund
                            Schedule of Investments
                               September 30, 2000

                                                  Credit  Principal
                                                  Rating/\ Amount      Value
CORPORATE BONDS - 77.6%
CONSUMER DISCRETIONARY - 33.4%
Auto Components - 2.0%
  Hayes Wheels Intl., Inc., Ser. B, 9.125%,
   07/15/2007....................................  B      $850,000  $   733,125
  Lear Corp., 9.50%, 07/15/2006..................  BB-     750,000      742,500
                                                                    -----------
                                                                      1,475,625
                                                                    -----------
Hotels, Restaurants & Leisure - 9.1%
  Argosy Gaming Co., 10.75%, 06/01/2009..........  B       850,000      893,563
  Aztar Corp., 8.875%, 05/15/2007................  B+      800,000      780,000
  Boyd Gaming Corp., 9.50%, 07/15/2007...........  B+      850,000      799,000
  Horseshoe Gaming Holdings, Ser. B, 8.625%,
   05/15/2009....................................  B+      850,000      837,250
  Isle of Capri Casinos, Inc., 8.75%,
   04/15/2009....................................  B       850,000      794,750
  Mohegan Tribal Gaming Auth., 8.75%,
   01/01/2009....................................  BB-     800,000      796,000
  Park Place Entertainment Corp., 8.875%,
   09/15/2008....................................  BB+     550,000      547,250
  Prime Hospitality Corp., Ser. B, 9.75%,
   04/01/2007....................................  B+      600,000      600,000
  Station Casinos, Inc.:
   8.875%, 12/01/2008............................  B+      500,000      484,375
   9.75%, 04/15/2007.............................  B+      350,000      350,875
                                                                    -----------
                                                                      6,883,063
                                                                    -----------
Household Durables - 2.9%
  K Hovnanian Enterprises, Inc., 10.50%,
   10/01/2007 144A...............................  BB-     680,000      666,400
  Lennar Corp., 7.625%, 03/01/2009...............  BB+     300,000      270,044
  MDC Holdings, Inc., 8.375%, 02/01/2008.........  BB      750,000      716,250
  Standard Pacific Corp., 8.50%, 04/01/2009......  BB      550,000      522,500
                                                                    -----------
                                                                      2,175,194
                                                                    -----------
Leisure Equipment & Products - 0.3%
  Outboard Marine Corp., Ser. B, 10.75%,
   06/01/2008....................................  B       660,000      267,300
                                                                    -----------
Media - 17.5%
  Ackerley Group, Inc., Ser. B, 9.00%,
   01/15/2009....................................  B       850,000      805,375
  Adelphia Communications Corp., 9.375%,
   11/15/2009....................................  B+      800,000      729,000
  American Lawyer Media, Inc., Ser. B, 9.75%,
   12/15/2007....................................  B       800,000      760,000
  American Media Operations, Inc., 10.25%,
   05/01/2009....................................  B-      750,000      735,000
  Chancellor Media Corp., 8.00%, 11/01/2008......  BBB-    850,000      860,625
  Echostar DBS Corp., 9.375%, 02/01/2009.........  B+      850,000      837,250
  Emmis Communications Corp., Ser. B, 8.125%,
   03/15/2009....................................  B-      800,000      764,000
  Hollinger Intl. Publishing, Inc., 9.25%,
   02/01/2006....................................  BB-     750,000      757,500
  Infinity Broadcasting, Inc., 8.875%,
   06/15/2007....................................  BBB     600,000      619,500
  K-III Communications Corp., Ser. B, 8.50%,
   02/01/2006....................................  BB-     850,000      820,250
  Lamar Media Corp., 9.625%, 12/01/2006..........  B       750,000      771,562
  Lin Televison Corp., 8.375%, 03/01/2008........  B-      800,000      764,000
  Mediacom LLC, Ser. B, 8.50%, 04/15/2008........  B+      800,000      748,000
  Premier Parks, Inc., 9.75%, 01/15/2007.........  B       750,000      742,500
  Sinclair Broadcast Group, Inc., 10.00%,
   09/30/2005....................................  B       850,000      845,750

                                   EVERGREEN
                          Select High Yield Bond Fund
                       Schedule of Investments(continued)
                               September 30, 2000

                                                  Credit  Principal
                                                  Rating/\ Amount      Value
CORPORATE BONDS - continued
CONSUMER DISCRETIONARY - continued
Media - continued
  TV Guide, Inc., 8.125%, 03/01/2009.............   BB-   $800,000  $   811,000
  Young Broadcasting, Inc., Ser. B, 8.75%,
   06/15/2007....................................   B      800,000      760,000
                                                                    -----------
                                                                     13,131,312
                                                                    -----------
Multi-line Retail - 0.5%
  Ames Dept. Stores, Inc., 10.00%, 04/15/2006....   B+     850,000      395,250
                                                                    -----------
Specialty Retail - 1.1%
  Michaels Stores, Inc., 10.875%, 06/15/2006.....   BB     775,000      806,000
                                                                    -----------
CONSUMER STAPLES - 3.2%
Food & Drug Retailing - 1.1%
  AFC Enterprises, Inc., 10.25%, 05/15/2007......   B      800,000      808,000
                                                                    -----------
Food Products - 1.0%
  Sun World Intl., Inc., Ser. B, 11.25%,
   04/15/2004....................................   B      780,000      747,825
                                                                    -----------
Household Products - 1.1%
  Playtex Family Products Corp., 9.00%,
   12/15/2003....................................   B      850,000      845,750
                                                                    -----------
ENERGY - 6.7%
Oil & Gas - 6.7%
  Cross Timbers Oil Co., Ser. B, 9.25%,
   04/01/2007....................................   B      800,000      800,000
  Giant Inds., Inc., 9.00%, 09/01/2007...........   B+     500,000      466,250
  Nuevo Energy Co., Ser. B, 9.50%, 06/01/2008....   B+     800,000      804,000
  Ocean Energy, Inc., Ser. B, 8.375%,
   07/01/2008....................................   BB-    850,000      854,250
  Pioneer Natural Resources Co., 9.625%,
   04/01/2010....................................   BB+    850,000      905,910
  Triton Energy, Ltd., 8.75%, 04/15/2002.........   BB-    650,000      671,125
  Vintage Petroleum, Inc., 9.00%, 12/15/2005.....   BB-    500,000      507,500
                                                                    -----------
                                                                      5,009,035
                                                                    -----------
FINANCIALS - 4.0%
Diversified Financials - 4.0%
  Avis Rent-A-Car, Inc., 11.00%, 05/01/2009......   BB-    750,000      817,500
  Budget Group, Inc., 9.125%, 04/01/2006.........   B+     850,000      616,250
  Merrill Corp., Ser. B, 12.00%, 05/01/2009......   B      300,000      208,500
  NationsRent, Inc., 10.375%, 12/15/2008.........   B      850,000      633,250
  United Rentals, Inc., Ser. B, 9.25%,
   01/15/2009....................................   BB-    850,000      773,500
                                                                    -----------
                                                                      3,049,000
                                                                    -----------
HEALTH CARE - 2.5%
Health Care Providers & Services - 2.5%
  HCA Healthcare Co., 8.75%, 09/01/2010..........   BB+    550,000      562,742
  Owens & Minor, Inc., 10.875%, 06/01/2006.......   B+     550,000      570,625
  Tenet Healthcare Corp., Ser. B, 8.125%,
   12/01/2008....................................   BB-    800,000      770,000
                                                                    -----------
                                                                      1,903,367
                                                                    -----------

                                   EVERGREEN

                          Select High Yield Bond Fund
                      Schedule of Investments (continued)
                               September 30, 2000

                                                  Credit  Principal
                                                  Rating/\  Amount      Value
CORPORATE BONDS - continued
INDUSTRIALS - 6.1%
Aerospace & Defense - 1.1%
  Sequa Corp., 9.00%, 08/01/2009.................  BB     $800,000  $   790,000
                                                                    -----------
Building Products - 1.0%
  American Standard, Inc., 7.375%, 02/01/2008....  BB+     800,000      750,000
                                                                    -----------
Commercial Services & Supplies - 1.3%
  Allied Waste, Inc., Ser. B, 7.625%,
   01/01/2006....................................  BB-     800,000      720,000
  Quebecor World, Inc., 7.75%, 02/15/2009........  BBB-    300,000      280,175
                                                                    -----------
                                                                      1,000,175
                                                                    -----------
Construction & Engineering - 0.9%
  Metromedia Fiber Network, Inc.:
   10.00%, 12/15/2009............................  B+      500,000      470,000
   Ser. B, 10.00%, 11/15/2008....................  B+      250,000      235,000
                                                                    -----------
                                                                        705,000
                                                                    -----------
Industrial Conglomerates - 1.0%
  Nortek, Inc., Ser. B, 8.875%, 08/01/2008.......  B+      800,000      740,000
                                                                    -----------
Machinery - 0.8%
  Eagle-Picher Inds., 9.375%, 03/01/2008.........  B-      700,000      577,500
                                                                    -----------
MATERIALS - 9.8%
Chemicals - 3.5%
  ISP Holdings, Inc., Ser. B, 9.75%, 02/15/2002..  BB-     250,000      225,000
  Lyondell Chemical Co., Ser. A, 9.625%,
   05/01/2007....................................  BB      800,000      783,000
  Scotts Co., 8.625%, 01/15/2009 144A............  B+      800,000      788,000
  Sterling Chemicals, Inc., Ser. B, 12.375%,
   07/15/2006....................................  BB-     800,000      812,000
                                                                    -----------
                                                                      2,608,000
                                                                    -----------
Containers & Packaging - 4.3%
  Container Corp. of America, Ser. A, 11.25%,
   05/01/2004....................................  B       750,000      757,500
  Owens-Illinois, Inc.:
   7.15%, 05/15/2005.............................  BB+     535,000      485,187
   7.35%, 05/15/2008.............................  BB+     513,000      450,922
  Packaging Corp. of America, 9.625%,
   04/01/2009....................................  B+      800,000      814,000
  Stone Container Corp., 10.75%, 10/01/2002......  B+      750,000      764,063
                                                                    -----------
                                                                      3,271,672
                                                                    -----------
Metals & Mining - 2.0%
  Kaiser Aluminum & Chemical Corp., Ser. B,
   10.875%, 10/15/2006...........................  B1      550,000      543,125
  P&L Coal Holdings Corp., Ser. B, 9.625%,
   05/15/2008....................................  B       800,000      780,000
  WHX Corp., 10.50%, 04/15/2005..................  B-      350,000      194,250
                                                                    -----------
                                                                      1,517,375
                                                                    -----------

                                   EVERGREEN
                          Select High Yield Bond Fund
                       Schedule of Investments (continued)
                               September 30, 2000

                                                  Credit  Principal
                                                  Rating/\ Amount      Value
CORPORATE BONDS - continued
TELECOMMUNICATION SERVICES - 9.0%
Diversified Telecommunication Services - 4.8%
  Allegiance Telecom, Inc., 12.875%, 05/15/2008..  B      $500,000  $   503,750
  Intermedia Communications, Inc., Ser. B, 8.60%,
   06/01/2008....................................  B       100,000       96,500
  McLeod USA, Inc., 9.25%, 07/15/2007............  B+      750,000      703,125
  Nextel Communications, Inc., 9.375%,
   11/15/2009....................................  B       700,000      686,000
  Nextlink Communications, Inc., 12.50%,
   04/15/2006....................................  B       700,000      687,750
  Time Warner Telecom LLC, 9.75%, 07/15/2008.....  B       750,000      686,250
  Williams Communications Group, Inc., 10.875%,
   10/01/2009....................................  B+      250,000      230,000
                                                                    -----------
                                                                      3,593,375
                                                                    -----------
Wireless Telecommunications Services - 4.2%
  Crown Castle Intl. Corp., 9.00%, 05/15/2011....  B       800,000      764,000
  Powertel, Inc., 11.125%, 06/01/2007............  B       600,000      646,500
  Price Communications Wireless, Inc.:
   11.75%, 07/15/2007............................  B-      450,000      483,750
   Ser. B, 9.125%, 12/15/2006....................  B+      350,000      355,250
  Voicestream Wireless Corp., 10.375%,
   11/15/2009....................................  B-      825,000      895,125
                                                                    -----------
                                                                      3,144,625
                                                                    -----------
UTILITIES - 2.9%
Electric Utilities - 2.2%
  AES Corp., 8.50%, 11/01/2007...................  B+      850,000      816,000
  Calpine Corp., 7.75%, 04/15/2009...............  BB+     850,000      809,826
                                                                    -----------
                                                                      1,625,826
                                                                    -----------
Gas Utilities - 0.7%
  Western Gas Resources, Inc., 10.00%,
   06/15/2009....................................  BB-     500,000      525,000
                                                                    -----------
    Total Corporate Bonds (cost $59,503,929).....                    58,345,269
                                                                    -----------
YANKEE OBLIGATIONS - CORPORATE - 9.0%
CONSUMER DISCRETIONARY - 2.7%
Media - 2.7%
  Imax Corp., 7.875%, 12/01/2005.................  BB-     500,000      480,625
  Rogers Cablesystems, Ltd., 11.00%, 12/01/2015..  BB-     700,000      787,500
  Telewest Communications Plc, 9.625%,
   10/01/2006....................................  B+      800,000      740,000
                                                                    -----------
                                                                      2,008,125
                                                                    -----------
ENERGY - 1.0%
Oil & Gas - 1.0%
  Gulf Canada Resources, Ltd., 8.35%,
   08/01/2006....................................  BBB-    800,000      796,000
                                                                    -----------

                                   EVERGREEN
                          Select High Yield Bond Fund
                       Schedule of Investments(continued)
                               September 30, 2000

                                                 Credit  Principal
                                                 Rating/\  Amount      Value
YANKEE OBLIGATIONS - CORPORATE - continued
MATERIALS - 4.2%
Paper & Forest Products - 4.2%
  Domtar, Inc., 8.75%, 08/01/2006...............  BBB-   $  670,000 $   700,150
  Norampac, Inc., 9.50%, 02/01/2008.............  BB        800,000     810,000
  Repap New Brunswick, Inc., 11.50%,
   06/01/2004...................................  B-        800,000     892,000
  Tembec Inds., Inc, 8.625%, 06/30/2009.........  BB+       800,000     784,000
                                                                    -----------
                                                                      3,186,150
                                                                    -----------
TELECOMMUNICATION SERVICES - 1.1%
Wireless Telecommunications Services - 1.1%
  Rogers Cantel, Inc., 9.75%, 06/01/2016........  BB+       750,000     813,750
                                                                    -----------
    Total Yankee Obligations - Corporate (cost
     $6,815,738)................................                      6,804,025
                                                                    -----------

                                                           Shares      Value
WARRANTS - 0.0%
FINANCIALS - 0.0%
Diversified Financials - 0.0%
  Merrill Corp., Expiring 5/1/2009 (cost $3,732) 144A
   *....................................................        300           3
                                                                    -----------
SHORT-TERM INVESTMENTS - 11.1%
MUTUAL FUND SHARES - 11.1%
  Evergreen Select Money Market Fund (cost $8,338,568)
   o ...................................................  8,338,568   8,338,568
                                                                    -----------
Total Investments - (cost $74,661,967) - 97.7%.....................  73,487,865
Other Assets and Liabilities - 2.3%................................   1,717,013
                                                                    -----------
Net Assets - 100.0%................................................ $75,204,878
                                                                    -----------

                See Combined Notes to Schedules of Investments.

                                   EVERGREEN
                            Select Income Plus Fund
                            Schedule of Investments
                               September 30, 2000

                                              Credit   Principal
                                              Rating/\  Amount        Value
ASSET-BACKED SECURITIES - 2.2%
  BankBoston Receivable Asset Backed Trust,
   Ser. 1997-1, Class A8, 6.54%, 05/15/2009..  AAA    $ 7,325,000 $    7,283,650
  Carco Auto Loan Master Trust, Ser. 1997-1,
   Class A, 6.689%, 08/15/2004...............  AAA      2,224,358      2,200,880
  Corestates Home Equity Trust, Ser. 1993-2,
   Class A, 5.10%, 03/15/2009................  AAA        545,668        542,894
  Empire Funding Home Loan Owner Trust, Ser.
   1998-1, Class A4, 6.64%,12/25/2012........  NA       4,996,363      4,944,876
  Heller Equipment Asset Receivables Trust,
   Ser. 1997-1, Class A2, 6.39%, 05/25/2005..  NR       1,216,787      1,214,152
  Saxon Asset Securities Trust, Ser. 1993-3,
   Class AF4, 7.55%,10/25/2026...............  Aaa     17,565,000     17,616,378
                                                                  --------------
    Total Asset-Backed Securities (cost
     $33,966,953)............................                         33,802,830
                                                                  --------------
COLLATERALIZED MORTGAGE OBLIGATIONS - 8.9%
  Commerce 2000, Ser. 2000-FL1A, Class H,
   7.90%, 12/16/2011 [_] (+/-)...............  NA       7,305,000      7,186,001
  Credit Suisse First Boston Mtge. Corp.:
   Ser. 1998-FL2A, Class D, 8.019%,
    10/15/2001 (+/-).........................  NA       7,460,000      7,477,830
   Ser. 1998-FL2A, Class E, 8.619%,
    11/15/2001 (+/-).........................  NA      12,155,000     12,211,747
  DLJ Comml. Mtge. Corp.:
   Ser. 1998-ST1A, Class B3, 8.688%,
    12/08/2000 144A [_] (+/-)................  NA       8,100,000      8,125,596
   Ser. 1999-STF1, Class B1, 9.128%,
    09/05/2001 144A [_] (+/-)................  NA       8,510,000      8,545,214
  FHLMC:
   Ser. 1519, Class F, 6.75%, 03/15/2007.....  AAA      5,343,055      5,330,152
   Ser. 1727, Class E, 6.50%, 04/15/2018.....  AAA      1,960,826      1,955,208
   Ser. A, Class 3, 11.875%, 06/15/2013......  AAA         30,545         32,042
  FNMA, Ser. 1992-210, Class H, 6.50%,
   03/25/2019................................  AAA      4,120,000      4,061,475
  GMAC Comml. Mtge. Securities., Inc., Ser.
   1999-FL1, Class E, 8.223%, 10/15/2009
   (+/-).....................................  Baa3    18,000,000     17,932,500
  Midland Realty Acceptance Corp., Ser. 1996-
   C2, Class A2, 7.233%, 01/25/2029..........  NR       2,710,000      2,722,046
  Paine Webber Mtge. Acceptance Corp. IV,
   Ser. 1996-M1, Class E, 7.655%,
   01/02/2012 [_]............................  NA       5,000,000      4,944,335
  Potomac Gurnee Fin. Corp., Ser. 1, Class A,
   6.887%, 12/21/2026........................  NR      10,875,922     10,691,363
  Salomon Brothers Mtge. Secs. IV, Ser. 1985-
   1, Class Z,
   10.25%, 04/01/2016 [_]....................  NA           3,334          3,334
  SASCO Comml. Mtge. Trust:
   Ser. 1998-C3A, Class F, 7.17%,
    05/25/2015 [_] (+/-).....................  NA       3,775,038      3,766,204
   Ser. 1998-C3A, Class G, 7.17%, 03/25/2002
    (+/-)....................................  NA      12,998,993     12,891,622
   Ser. 1999-C3, Class D, 7.47%, 02/20/2002
    (+/-)....................................  NR       4,938,665      4,958,714
  Sears Mtge. Securities Corp., Ser. 1998,
   Class PA19,
   10.36%, 07/25/2018 [_]....................  NA          84,217         84,217

                                   EVERGREEN
                            Select Income Plus Fund
                       Schedule of Investments(continued)
                               September 30, 2000

                                              Credit   Principal
                                              Rating/\  Amount        Value
COLLATERALIZED MORTGAGE OBLIGATIONS -
  continued
  Starwood Asset Receivables Trust:
   Ser. 2000-1, Class C, 7.62%, 09/25/2022
    (+/-)....................................  NA     $10,000,000 $    9,963,879
   Ser. 2000-1, Class E, 9.37%, 01/25/2005
    (+/-)....................................  NA      10,000,000      9,957,649
  Structured Asset Securities Corp., Ser.
   2000-1, Class A1,
   6.91%, 07/25/2024 (+/-)...................  AAA      8,692,358      8,674,669
                                                                  --------------
    Total Collateralized Mortgage Obligations
     (cost $141,055,229).....................                        141,515,797
                                                                  --------------
CORPORATE BONDS - 42.0%
CONSUMER DISCRETIONARY - 4.2%
Hotels, Restaurants & Leisure - 0.2%
  Circus Circus Enterprises, Inc., 7.625%,
   07/15/2013................................  BB-      4,000,000      3,340,000
                                                                  --------------
Household Durables - 0.4%
  Pulte Corp., 9.50%, 04/01/2003.............  BBB      6,500,000      6,581,978
                                                                  --------------
Media - 1.8%
  Comcast Cable Communications, 6.20%,
   11/15/2008................................  BBB      6,910,000      6,394,141
  Tele-Communications, Inc., 7.25%,
   08/01/2005................................  AA-      5,000,000      5,031,385
  Time Warner, Inc.:
   6.875%, 06/15/2018........................  BBB      4,000,000      3,582,468
   8.11%, 08/15/2006.........................  BBB      8,355,000      8,657,125
   8.18%, 08/15/2007.........................  BBB      5,000,000      5,183,170
                                                                  --------------
                                                                      28,848,289
                                                                  --------------
Multi-line Retail - 1.8%
  Dayton Hudson Corp., 5.875%, 11/01/2008....  A        3,500,000      3,168,715
  Target Corp., 7.50%, 02/15/2005............  A       16,250,000     16,576,462
  Wal-Mart Stores, Inc., 6.875%, 08/10/2009..  AA       8,000,000      7,919,600
                                                                  --------------
                                                                      27,664,777
                                                                  --------------
CONSUMER STAPLES - 1.0%
Beverages - 0.4%
  Coca Cola Enterprises, Inc., 7.875%,
   02/01/2002................................  A        7,000,000      7,076,965
                                                                  --------------
Household Products - 0.6%
  Procter & Gamble Co., 6.875%, 09/15/2009...  AA       8,750,000      8,680,157
                                                                  --------------
ENERGY - 2.4%
Energy Equipment & Services - 0.4%
  Transocean Offshore, Inc., 7.45%,
   04/15/2027................................  A        6,000,000      5,954,700
                                                                  --------------
Oil & Gas - 2.0%
  BP Amoco Plc, 9.00%, 04/01/2021............  AA+      6,500,000      7,683,943
  Chevron Corp., 6.625%, 10/01/2004..........  AA      10,135,000     10,084,274
  Occidental Petroleum Corp., 8.45%,
   02/15/2029................................  BBB-     5,000,000      5,233,225
  Texaco Capital, Inc., 5.50%, 01/15/2009....  A+      10,000,000      9,034,140
                                                                  --------------
                                                                      32,035,582
                                                                  --------------

                                   EVERGREEN
                            Select Income Plus Fund
                       Schedule of Investments(continued)
                               September 30, 2000

                                             Credit   Principal
                                             Rating/\  Amount        Value
CORPORATE BONDS - continued
FINANCIALS - 18.1%
Banks - 4.5%
  Banc America, 7.07%, 05/12/2005 (+/-).....  NA     $ 5,000,000 $    5,000,000
  Bank of America Corp., 9.50%, 06/01/2004..  A+       5,000,000      5,379,975
  Comerica, Inc., 7.125%, 12/01/2013........  A-       7,500,000      7,121,348
  Fleet Finl. Group, Inc.:
   6.375%, 05/15/2008.......................  A-       6,200,000      5,819,630
   6.875%, 01/15/2028.......................  A-       5,000,000      4,451,655
  HUBCO Capital Trust II, Ser. B, 7.65%,
   06/15/2028...............................  NA       4,000,000      3,588,080
  Keycorp, 7.50%, 06/15/2006................  BBB+     5,285,000      5,305,712
  Mellon Capital I, Ser. A, 7.72%,
   12/01/2026...............................  NR       7,000,000      6,348,937
  Mellon Capital II, Ser. B, 7.995%,
   01/15/2027...............................  A-       6,265,000      5,859,504
  Paribas, NY, 6.95%, 07/22/2013............  A        5,000,000      4,634,540
  PNC Institutional Capital Trust B,
   8.315%, 05/15/2027, 144A ................  BBB     11,000,000     10,465,147
  Wells Fargo & Co., 6.625%, 07/15/2004.....  A+       8,360,000      8,281,307
                                                                 --------------
                                                                     72,255,835
                                                                 --------------
Diversified Financials - 12.0%
  Capital One Finl. Corp., 7.25%,
   05/01/2006...............................  BB+      5,000,000      4,738,815
  CIT Group, Inc., 7.125%, 10/15/2004.......  A+      28,510,000     28,459,138
  Citigroup Capital II, 7.75%, 12/01/2036...  Aa3     10,000,000      9,068,090
  Duke Capital Corp., 7.25%, 10/01/2004.....  A       10,000,000     10,073,160
  Emerald Investment Grade CBO II, Ltd.,
   Ser. 1-A,
   7.262%, 02/24/2012 [_] (+/-).............  NA       8,000,000      8,021,840
  Finl. Assistance Corp.:
   Ser. A-03, 9.375%, 07/21/2003............  NA       5,000,000      5,363,525
   Ser. A-05, 8.80%, 06/10/2005.............  NA      17,500,000     19,074,143
  Ford Motor Credit Co., 6.70%, 07/16/2004..  A        5,000,000      4,901,785
  Heller Finl., Inc., 6.00%, 03/19/2004.....  A-      10,000,000      9,613,180
  Household Fin. Corp., 7.20%, 07/15/2006...  A       20,000,000     19,886,200
  Jet Equipment Trust, Ser. A10, 9.41%,
   06/15/2010...............................  NR       9,823,688     10,574,149
  Lehman Brothers Holdings, Inc., MTN:
   6.00%, 02/26/2001........................  A        5,000,000      4,986,395
   7.50%, 09/01/2006........................  A       10,000,000      9,978,980
  Macsaver Finl. Svcs., Inc., 7.60%,
   08/01/2007. .............................  NR       4,000,000        720,000
  Merrill Lynch & Co., Inc., 8.40%,
   11/01/2019...............................  AA-      4,600,000      4,854,826
  Morgan Stanley Dean Witter, 5.25%,
   02/08/2001...............................  AA-     12,250,000     12,189,804
  Paine Webber Group, Inc., 6.50%,
   11/01/2005...............................  BBB+     5,000,000      4,873,650
  Private Export Funding Corp.:
   6.90%, 01/31/2003........................  AAA      5,000,000      5,044,585
   7.30%, 01/31/2002........................  AAA     10,000,000     10,102,140
  Topaz 1997 1, Ltd., 6.92%, 03/10/2007
   144A.....................................  A+       7,241,082      7,125,051
                                                                 --------------
                                                                    189,649,456
                                                                 --------------

                                   EVERGREEN
                            Select Income Plus Fund
                       Schedule of Investments(continued)
                               September 30, 2000

                                             Credit   Principal
                                             Rating/\  Amount        Value
CORPORATE BONDS - continued
FINANCIALS - continued
Insurance - 0.8%
  AMERICO, 7.20%, 04/01/2002................  BBB    $ 4,000,000 $    3,840,220
  Loews Corp., 7.00%, 10/15/2023............  AA-     10,000,000      8,411,520
                                                                 --------------
                                                                     12,251,740
                                                                 --------------
Real Estate - 0.8%
  Duke Weeks Realty, Ltd., 7.75%,
   11/15/2009...............................  BBB+     7,500,000      7,398,082
  Susa Partnership, LP, 7.00%, 12/01/2007...  BBB      5,000,000      4,663,475
                                                                 --------------
                                                                     12,061,557
                                                                 --------------
INDUSTRIALS - 4.6%
Aerospace & Defense - 1.0%
  Raytheon Co., 6.00%, 12/15/2010...........  BBB-     6,000,000      5,341,626
  United Technologies Corp., 7.00%,
   09/15/2006...............................  A+      10,480,000     10,535,575
                                                                 --------------
                                                                     15,877,201
                                                                 --------------
Air Freight & Couriers - 0.3%
  Federal Express Corp., 9.65%, 06/15/2012..  BBB      4,570,000      5,084,011
                                                                 --------------
Airlines - 0.1%
  Continental Airlines, Inc., Pass Through
   Certificates, 7.42%,04/01/2007...........  BBB+     1,331,602      1,314,750
                                                                 --------------
Building Products - 0.3%
  Masco Corp., 7.75%, 08/01/2029............  A-       5,000,000      4,615,740
                                                                 --------------
Commercial Services & Supplies - 0.7%
  USA Waste Service, Inc.:
   7.00%, 10/01/2004........................  BBB      2,000,000      1,910,896
   7.125%, 10/01/2007.......................  BBB     10,525,000      9,823,688
                                                                 --------------
                                                                     11,734,584
                                                                 --------------
Construction & Engineering - 0.6%
  Metromedia Fiber Network, Inc., Ser. B,
   10.00%, 11/15/2008.......................  B+      10,000,000      9,400,000
                                                                 --------------
Machinery - 1.0%
  Caterpillar, Inc., 7.25%, 09/15/2009......  A+      10,000,000      9,846,260
  Deere & Co., 8.95%, 06/15/2019............  A+       5,000,000      5,388,630
                                                                 --------------
                                                                     15,234,890
                                                                 --------------
Road & Rail - 0.6%
  CSX Corp., 8.10%, 09/15/2022..............  BBB     10,000,000      9,799,090
                                                                 --------------
INFORMATION TECHNOLOGY - 0.6%
Internet Software & Services - 0.3%
  PSI Net, Inc., 11.00%, 08/01/2009.........  B-       8,000,000      5,240,000
                                                                 --------------

                                   EVERGREEN
                            Select Income Plus Fund
                       Schedule of Investments(continued)
                               September 30, 2000

                                             Credit   Principal
                                             Rating/\  Amount        Value
CORPORATE BONDS - continued
INFORMATION TECHNOLOGY - continued
Semiconductor Equipment & Products - 0.3%
  Texas Instruments Inc., 6.125%,
   02/01/2006...............................  A      $ 5,000,000 $    4,828,085
                                                                 --------------
MATERIALS - 2.3%
Construction Materials - 0.1%
  Owens Corning, 7.50%, 05/01/2005. ........  BB-      5,500,000      2,227,500
                                                                 --------------
Metals & Mining - 0.9%
  Aluminum Co. America, Inc., 6.75%,
   01/15/2028...............................  A+      12,500,000     11,249,550
  Freeport McMoran Resources Partners,
   7.00%, 02/15/2008........................  BBB      4,000,000      3,660,828
                                                                 --------------
                                                                     14,910,378
                                                                 --------------
Paper & Forest Products - 1.3%
  Boise Cascade Corp., 9.45%, 11/01/2009....  BB+      5,000,000      5,279,230
  Fort James Corp., 6.625%, 09/15/2004......  BBB     10,000,000      9,707,340
  Georgia Pacific Corp., 7.70%, 06/15/2015..  BBB-     5,000,000      4,744,135
                                                                 --------------
                                                                     19,730,705
                                                                 --------------
TELECOMMUNICATION SERVICES - 5.7%
Diversified Telecommunication Services -
  5.4%
  AT&T Corp., 6.50%, 03/15/2029.............  AA-      6,935,000      5,787,764
  Bellsouth Savings & Employee Stock, MTN,
   9.125%, 07/01/2003.......................  AA-      2,109,035      2,156,412
  GTE Corp.:
   6.94%, 04/15/2028........................  A+       5,000,000      4,538,810
   9.375%, 12/01/2000.......................  A+       5,000,000      5,018,285
  Qwest Communications Intl., Inc., Ser. B,
   7.50%, 11/01/2008........................  BBB+    10,500,000     10,473,834
  Sprint Capital Corp., 6.90%, 05/01/2019...  BBB+    10,000,000      8,800,910
  Sprint Spectrum, LP, 11.00%, 08/15/2006...  BBB+     5,000,000      5,373,765
  U.S. West Capital Funding, Inc.:
   6.25%, 07/15/2005........................  BBB+     5,000,000      4,807,345
   6.375%, 07/15/2008.......................  BBB+     5,000,000      4,660,410
  U.S. West Communications, Inc., 7.20%,
   11/01/2004...............................  BBB+    17,830,000     17,849,007
  Williams Communications Group, Inc.,
   10.875%, 10/01/2009......................  B+       5,000,000      4,600,000
  Worldcom, Inc., 6.40%, 08/15/2005.........  A-      12,510,000     12,131,798
                                                                 --------------
                                                                     86,198,340
Wireless Telecommunications Services - 0.3%
  Airtouch Communications, Inc., 7.00%,
   10/01/2003...............................  A        5,000,000      4,977,525
                                                                 --------------
UTILITIES - 3.1%
Electric Utilities - 3.1%
  Carolina Power & Light Co., 8.625%,
   09/15/2021...............................  A        3,000,000      3,192,744
  Central VT Pub. Svcs. Corp., 8.125%,
   08/01/2004...............................  BBB-     7,000,000      6,865,068

                                   EVERGREEN
                            Select Income Plus Fund
                       Schedule of Investments(continued)
                               September 30, 2000

                                             Credit   Principal
                                             Rating/\   Amount        Value
CORPORATE BONDS - continued
UTILITIES - continued
Electric Utilities - continued
  Commonwealth Edison Co., 7.625%,
   01/15/2007..............................   BBB    $ 10,000,000 $   10,041,230
  Edison Mission Energy, 7.73%,
   06/15/2009..............................   A-       10,000,000      9,813,980
  Niagara Mohawk Power Corp., 7.75%,
   10/01/2008..............................   BBB-     18,500,000     18,637,381
                                                                  --------------
                                                                      48,550,403
                                                                  --------------
    Total Corporate Bonds (cost
     $689,538,254).........................                          666,124,238
                                                                  --------------
MORTGAGE-BACKED SECURITIES - 16.4%
  FHLMC:
   5.50%, 04/01/2006.......................   AAA       1,449,099      1,387,019
   6.875%, 01/15/2005......................   AAA      34,325,000     34,766,420
   8.00%, 07/01/2025.......................   AAA       2,334,544      2,375,048
   7.00%, TBA (+/-)(+/-)...................   AAA      19,250,000     19,020,623
   7.50%, TBA (+/-)(+/-)...................   AAA      20,000,000     19,968,800
   8.50%, TBA (+/-)(+/-)...................   AAA      10,000,000     10,265,600
  FNMA:
   7.50%, 05/01/2027.......................   AAA       7,645,728      7,650,698
   8.00%, 11/01/2029.......................   AAA       8,188,212      8,335,354
   7.50%, TBA (+/-)(+/-)...................   AAA      20,000,000     20,143,800
   8.00%, TBA (+/-)(+/-)...................   AAA      10,000,000     10,131,300
  GNMA:
   6.00%, 04/15/2011 - 01/20/2029..........   AAA      24,419,220     22,945,920
   6.50%, 02/15/2009 - 04/20/2029..........   AAA      47,379,079     45,793,790
   7.00%, 02/15/2011 - 03/15/2011..........   AAA       2,016,446      2,026,629
   8.25%, 07/15/2008 - 05/15/2020..........   AAA       4,968,842      5,107,217
   8.50%, 07/15/2021.......................   AAA         289,658        298,112
   9.00%, 05/15/2016 - 10/15/2021..........   AAA       4,980,301      5,226,839
   9.50%, 08/15/2018 - 12/15/2020..........   AAA       1,058,039      1,113,081
   11.50%, 05/15/2013 - 06/15/2013.........   AAA          30,529         33,770
   7.00%, TBA (+/-)(+/-)...................   AAA      17,000,000     16,745,000
   7.50%, TBA (+/-)(+/-)...................   AAA       6,500,000      6,518,265
   8.00%, TBA (+/-)(+/-)...................   AAA      19,100,000     19,440,171
                                                                  --------------
    Total Mortgage-Backed Securities (cost
     $259,039,431).........................                          259,293,456
                                                                  --------------
U.S. GOVERNMENT & AGENCY OBLIGATIONS - 3.7%
  FFCB, 7.60%, 07/24/2006..................   AAA       2,000,000      2,089,586
  FHLB:
   5.375%, 03/02/2001......................   Aaa       4,000,000      3,980,060
   5.615%, 01/27/2003......................   Aaa       9,500,000      9,325,627
   5.815%, 07/13/2005......................   Aaa       5,000,000      4,851,895
   6.50%, 11/29/2005.......................   Aaa       5,000,000      4,985,530
  FHLMC, 6.24%, 10/06/2004.................   AAA       5,000,000      4,952,030

                                   EVERGREEN
                            Select Income Plus Fund
                       Schedule of Investments(continued)
                               September 30, 2000

                                              Credit   Principal
                                              Rating/\  Amount        Value
U.S. GOVERNMENT & AGENCY OBLIGATIONS -
  continued
  FNMA:
   5.125%, 02/13/2004........................   AAA   $ 9,045,000 $    8,697,880
   6.375%, 01/16/2002 - 06/15/2009...........   Aaa    20,099,000     19,705,803
                                                                  --------------
    Total U.S. Government & Agency
     Obligations (cost $60,454,885)..........                         58,588,411
                                                                  --------------
U.S. TREASURY OBLIGATIONS - 21.8%
  U.S. Treasury Bonds:
   6.125%, 08/15/2029........................   AAA     1,790,000      1,828,598
   6.50%, 11/15/2026.........................   AAA    12,301,000     12,989,094
   7.50%, 11/15/2016.........................   AAA    25,000,000     28,492,200
   8.00%, 11/15/2021.........................   AAA    10,000,000     12,218,750
   8.125%, 08/15/2019 - 08/15/2021...........   AAA    17,454,000     21,466,031
   8.75%, 05/15/2020.........................   AAA    15,000,000     19,443,750
   8.875%, 02/15/2019........................   AAA     8,500,000     11,050,000
   9.00%, 11/15/2018.........................   AAA    15,000,000     19,668,750
   11.25%, 02/15/2015........................   AAA    15,000,000     22,298,445
  U.S. Treasury Notes:
   5.75%, 10/31/2002 - 08/15/2003............   AAA    77,338,000     76,964,405
   6.125%, 12/31/2001 - 08/15/2007...........   AAA    75,940,000     75,987,594
   6.25%, 02/28/2002.........................   AAA     5,000,000      5,009,375
   7.00%, 07/15/2006.........................   AAA    17,535,000     18,444,628
   7.25%, 05/15/2004.........................   AAA    10,000,000     10,428,130
   7.50%, 11/15/2001.........................   AAA     5,050,000      5,117,862
   7.875%, 11/15/2004........................   AAA     4,000,000      4,281,252
                                                                  --------------
    Total U.S. Treasury Obligations (cost
     $338,067,319)...........................                        345,688,864
                                                                  --------------
YANKEE OBLIGATIONS - CORPORATE - 7.6%
CONSUMER DISCRETIONARY - 0.5%
Hotels, Restaurants & Leisure - 0.5%
  Royal Caribbean Cruises, Ltd., 7.50%,
   10/15/2027................................   BBB    10,060,000      8,042,155
                                                                  --------------
ENERGY - 1.1%
Oil & Gas - 1.1%
  Petro Canada, Ltd., 8.60%, 01/15/2010......   AA+    15,000,000     16,503,435
                                                                  --------------
FINANCIALS - 1.9%
Banks - 0.9%
  Banco Santiago, 7.00%, 07/18/2007..........   BBB     2,000,000      1,829,004
  Korea Dev. Bank, 7.25%, 05/15/2006.........   BBB     8,000,000      7,731,848
  Westpac Banking Corp., 9.125%, 08/15/2001..   A+      5,000,000      5,086,405
                                                                  --------------
                                                                      14,647,257
                                                                  --------------

                                   EVERGREEN
                            Select Income Plus Fund
                       Schedule of Investments(continued)
                               September 30, 2000

                                             Credit   Principal
                                             Rating/\  Amount        Value
YANKEE OBLIGATIONS-CORPORATE - continued
FINANCIALS - continued
Diversified Financials - 1.0%
  FBG Fin., Ltd., 6.75%, 11/15/2005.........  BBB+   $ 6,000,000 $    5,822,430
  Ford Capital BV, 9.875%, 05/15/2002.......  A        5,000,000      5,219,710
  Santander Fin. Issuances, 6.375%,
   02/15/2011...............................  A        5,000,000      4,508,660
                                                                 --------------
                                                                     15,550,800
                                                                 --------------
INDUSTRIALS - 0.9%
Industrial Conglomerates - 0.9%
  Celulosa Arauco Y Constitucion, 7.20%,
   09/15/2009...............................  BBB+     5,000,000      4,533,035
  Tyco Intl. Group SA, 5.875%, 11/01/2004...  A-      10,000,000      9,559,440
                                                                 --------------
                                                                     14,092,475
                                                                 --------------
MATERIALS - 0.3%
Construction Materials - 0.3%
  Cemex SA, 9.625%, 10/01/2009..............  BBB-     5,000,000      5,187,500
                                                                 --------------
TELECOMMUNICATION SERVICES - 1.9%
Wireless Telecommunications Services - 1.9%
  Vodafone Airtouch, Plc, 7.75%,
   02/15/2010...............................  A       30,085,000     30,713,656
                                                                 --------------
UTILITIES - 1.0%
Electric Utilities - 1.0%
  Korea Electric Power Corp., 8.25%,
   03/15/2005...............................  BBB      8,000,000      8,087,848
  Ontario Hydro Corp., 7.45%, 03/31/2013....  AA-      7,500,000      7,681,223
                                                                 --------------
                                                                     15,769,071
                                                                 --------------
    Total Yankee Obligations - Corporate
     (cost $119,890,141)....................                        120,506,349
                                                                 --------------
YANKEE OBLIGATIONS - GOVERNMENT - 2.4%
  Argentina, Ser. B, 0.00%, 04/15/2001 #....  BBB     10,000,000      9,637,500
  Manitoba, Canada, Ser. CQ, 8.00%,
   04/15/2002...............................  AA-     10,000,000     10,181,000
  Quebec, Canada:
   5.75%, 02/15/2009........................  A+       5,250,000      4,810,040
   8.80%, 04/15/2003........................  A+       8,200,000      8,569,500
  United Mexican States, 9.875%,
   02/01/2010...............................  BB+      5,000,000      5,327,500
                                                                 --------------
    Total Yankee Obligations - Government
     (cost $37,980,896).....................                         38,525,540
                                                                 --------------

                                   EVERGREEN
                            Select Income Plus Fund
                       Schedule of Investments(continued)
                               September 30, 2000

                                                        Shares       Value
CONVERTIBLE PREFERRED STOCKS - 0.2%
FINANCIALS - 0.2%
Banks - 0.2%
  First Rep. Pfd. Capital Corp., Ser. A (cost
   $4,000,000).......................................      4,000 $    3,380,000
                                                                 --------------
SHORT-TERM INVESTMENTS - 1.2%
MUTUAL FUND SHARES - 1.2%
  Evergreen Select Money Market Fund (cost
   $18,776,806) o ................................... 18,776,806     18,776,806
                                                                 --------------
Total Investments - (cost $1,702,769,914) - 106.4%..............  1,686,202,291
Other Assets and Liabilities - (6.4%)...........................   (101,098,499)
                                                                 --------------
Net Assets - 100.0%............................................. $1,585,103,792
                                                                 --------------

                See Combined Notes to Schedules of Investments.

                                   EVERGREEN
                  Select Intermediate Term Municipal Bond Fund
                            Schedule of Investments
                               September 30, 2000

                                                Credit   Principal
                                                Rating/\  Amount       Value
MUNICIPAL OBLIGATIONS - 98.3%
Airlines - 3.2%
  Chicago, IL O'Hare Intl. Arpt. Spl. Facs. RB,
   Ser. A, 6.75%,11/01/2011....................  NR     $19,360,000 $20,030,630
Airport - 10.4%
  Alliance Arpt. Auth., Inc. Texas Spl. Facs.
   RB, 7.50%, 12/01/2029.......................  BBB-     3,000,000   3,066,150
  Denver, CO City & Cnty. Arpt. RB:
   Ser. A, 6.00%, 01/01/2011...................  AAA      3,025,000   3,209,464
   Ser. D, 7.75%, 11/15/2013...................  A        6,905,000   8,171,308
  Hawaii Arpt. Sys. RB:
   Refunding, Ser. B, 6.50%, 07/01/2014........  AAA     14,095,000  15,330,004
   Ser. 2, 7.00%, 07/01/2018...................  A-       2,600,000   2,681,328
  Kenton Cnty., KY Arpt. Board RRB, 6.30%,
   03/01/2015..................................  AAA      6,250,000   6,593,438
  Mobile, AL Arpt. Auth. RRB, Ser. A, 6.375%,
   10/01/2014..................................  AAA     18,200,000  19,303,830
  Port Auth. of NY & NJ RB, Ser. 4, 6.75%,
   10/01/2011..................................  NR       6,000,000   6,167,700
Community Development District - 2.1%
  New Jersey EDA RB:
   5.60%, 10/01/2012...........................  NR       2,620,000   2,358,052
   Continental Airlines, Inc. Proj., 6.625%,
   09/15/2012..................................  BB       9,525,000   9,662,160
   Keswick Pines Proj., 5.60%, 01/01/2012......  NR         900,000     775,737
Continuing Care Retirement Community - 4.1%
  Central Valley, CA Fin. Auth. RB,
   Cogeneration Proj., 6.00%, 07/01/2009.......  BBB      8,950,000   9,258,775
  Connecticut Dev. Auth. RRB, Church Homes,
   Inc. Proj.:
   4.90%, 04/01/2002...........................  BBB        425,000     420,580
   5.00%, 04/01/2003...........................  BBB        925,000     907,564
   5.40%, 04/01/2007...........................  BBB      1,220,000   1,163,063
   5.70%, 04/01/2012...........................  BBB      3,275,000   2,923,330
  Franklin Cnty., OH Hlth. Care Facs. RRB,
   5.15%, 11/01/2008...........................  NR         100,000      94,078
  New Jersey EDA RB:
   Franciscan Oaks Proj., 5.70%, 10/01/2017....  NR       5,215,000   4,394,003
   The Evergreens Proj., 5.875%, 10/01/2012....  NR       3,380,000   3,204,409
  Palm Beach Cnty., FL, Hlth. Facs. Auth. RB:
   4.50%, 10/01/2000...........................  BBB      1,375,000   1,374,972
   4.65%, 10/01/2001...........................  BBB      1,475,000   1,468,879
Education - 5.0%
  Massachusetts Edl. Fin. Auth. RRB, Ser. A,
   5.50%, 12/01/2007...........................  AAA      8,155,000   8,387,744
  Montgomery Cnty., PA Higher Ed. Auth. RB,
   Beaver College Proj., 5.80%, 04/01/2016.....  AAA      4,000,000   4,067,560
  New York Dorm. Auth. RB, Ser. A, 5.50%,
   05/15/2013..................................  A       13,000,000  13,284,310
  Northeast TX Independent Sch. Dist. GO,
   7.00%, 02/01/2011...........................  AAA      3,600,000   4,134,600
  Rutgers Univ., NJ RRB, Ser. R, 6.40%,
   05/01/2008..................................  AA       1,000,000   1,044,420

                                   EVERGREEN
                  Select Intermediate Term Municipal Bond Fund
                       Schedule of Investments(continued)
                               September 30, 2000

                                                Credit   Principal
                                                Rating/\  Amount       Value
MUNICIPAL OBLIGATIONS - continued
Electric Revenue - 2.3%
  Arizona Agricultural Impt. & Pwr. Dist. RB,
   Salt River Proj., Ser.C, 6.25%, 01/01/2019..   AA    $ 2,000,000 $ 2,067,220
  Sullivan, IN PCRRB, Ser. C, 5.95%,
   05/01/2009..................................   BBB    12,485,000  12,442,801
Escrow - 2.8%
  Beaver Falls, PA Muni. Auth. RB, 9.125%,
   08/01/2005..................................   NR      1,290,000   1,534,300
  Delaware River Port Auth. PA & NJ RB, 6.50%,
   01/15/2011..................................   AAA       235,000     252,089
  Heartland Consumer Pwr. Dist. RB, 7.00%,
   01/01/2016..................................   AAA     5,000,000   5,705,500
  Howell Township, NJ GO, Refunding, 6.40%,
   01/01/2003..................................   AAA     2,000,000   2,082,820
  Illinois Hlth. Facs. Auth. RB, 10.00%,
   01/01/2015..................................   NR      4,685,000   6,269,420
  Philadelphia, PA Hosp. & Higher Ed. Facs.
   Auth. RRB, 6.75%, 08/15/2001, (Insd. by
   FHA)........................................   NR         25,000      25,003
  West View, PA Muni. Auth. Spl. Obl. Bonds,
   9.20%, 05/15/2003...........................   AAA     1,445,000   1,509,317
General Obligation - Local - 5.1%
  Clark & Skamania Cnty., WA GO, Sch. Dist.
   112-6, 5.75%, 12/01/2016....................   NR      2,790,000   2,847,893
  Larimer Cnty., CO GO, Sch. Dist. R1,
   Refunding, 8.50%, 12/15/2008................   NR      3,485,000   4,333,737
  New York, NY GO, Ser. A:
   5.875%, 08/01/2003..........................   A       5,535,000   5,729,334
   6.25%, 08/01/2010...........................   A       2,500,000   2,680,525
   6.25%, 08/01/2011...........................   A       3,000,000   3,205,620
   Ser. C, 6.50%, 02/01/2008...................   A       5,795,000   6,371,544
   Ser. I, 6.50%, 03/15/2005...................   A       6,000,000   6,444,900
General Obligation - State - 2.2%
  Washington GO, Ser. B, 6.40%, 06/01/2017.....   AA+    12,000,000  13,321,080
Hospital - 10.4%
  Alamogordo, NM Hosp. RB, 5.00%, 01/01/2008...   A-      5,680,000   5,358,853
  Coffee County, GA Hosp. Auth. RB, Ser. A,
   6.75%, 12/01/2026...........................   NR      1,500,000   1,351,935
  Colorado Hlth. Facs. Auth. RB, Ser. C, 7.00%,
   03/01/2019..................................   NR        660,000     656,575
  Dickinson Cnty., MI Hlth. Care Sys. Hosp.
   RRB, 5.50%, 11/01/2013......................   NR      5,715,000   4,934,674
  Harris Cnty., TX Hlth. Facs. Dev. Corp. RB,
   Ser. A:
   5.25%, 07/01/2007...........................   AAA     8,145,000   8,259,844
   5.625%, 07/01/2011..........................   AAA     5,790,000   5,940,251
  Harris Cnty., TX Hosp. Dist. RRB, 5.75%,
   02/15/2012..................................   AAA     4,500,000   4,667,895
  Indiana Hlth. Facs. Auth. Hosp. RB, 7.35%,
   03/01/2012..................................   NR      2,000,000   2,071,820
  North Carolina Med. Care Commission Hosp. RB:
   4.60%, 10/01/2000...........................   NR        135,000     134,997
   4.70%, 10/01/2001...........................   NR        140,000     139,412
   4.80%, 10/01/2002...........................   NR        155,000     153,596
  North Central TX, Hlth. Facs. Dev. Corp. RB,
   Ser. B, 5.75%, 02/15/2009...................   AAA     3,910,000   4,086,693
  Shawnee, OK Hosp. Auth. RRB, 6.125%,
   10/01/2014..................................   BBB     8,500,000   7,821,445

                                   EVERGREEN
                  Select Intermediate Term Municipal Bond Fund
                       Schedule of Investments(continued)
                               September 30, 2000

                                             Credit   Principal
                                             Rating/\  Amount        Value
MUNICIPAL OBLIGATIONS - continued
Hospital - continued
  Wichita, KS Hosp. RRB, Ser. 11, 6.75%,
   11/15/2014...............................   A+    $ 5,840,000 $    6,275,956
  Wisconsin Hlth. & Edl. Facs. Auth. RB:
   5.95%, 12/01/2015........................   A       6,865,000      6,970,995
   6.50%, 08/15/2011........................   NR      5,300,000      5,408,332
Housing - 15.1%
  California HFA RB:
   Ser. A, 7.55%, 08/01/2003................   A+      2,335,000      2,468,492
   Ser. L, 0.00%, 08/01/2027 m..............   AAA     9,835,000      2,248,871
  Chesapeake, VA Redev. & Hsg. Auth. MHRB,
   Ser. A, 6.20%, 04/01/2028................   NR      1,580,000      1,421,336
  Colorado HFA SFHRB:
   Sr. Ser. C-2, 6.875%, 11/01/2028.........   NR      2,250,000      2,371,005
   4.70%, 10/01/2022........................   NR        940,000        937,951
   6.75%, 05/01/2017........................   NR      1,000,000      1,049,940
  Delta County, CA Home Mtge. Fin. Auth.
   SFHRB, Ser. A, 6.70%, 06/01/2024.........   AAA       835,000        887,881
  Jefferson Parish, LA Home Mtge. Auth.
   SFHRRB, Ser. B-1, 6.75%, 06/01/2030......   NR      1,995,000      2,120,625
  Massachusetts HFA RB:
   Ser. A, 6.15%, 10/01/2015, (Insd. by
    AMBAC)..................................   AAA    13,000,000     13,255,320
   Ser. C, 6.35%, 05/15/2003................   AAA     2,000,000      2,067,560
  Minnesota HFA SFHRB, Ser. C:
   6.80%, 07/01/2011........................   AA        480,000        489,043
   7.10%, 07/01/2011........................   AA+       290,000        296,537
   Ser. E, 6.85%, 01/01/2024................   AA+    10,285,000     10,553,027
  Mississippi Home Corp. SFHRB, Ser. H,
   Class 6, 6.70%, 12/01/2029...............   NR      7,230,000      7,472,422
  Missouri Hsg. Dev. Commission SFHRB:
   Ser. A-1, 7.50%, 03/01/2031..............   AAA     2,500,000      2,762,975
   Ser. B-2, 6.40%, 09/01/2029..............   AAA     2,285,000      2,401,923
   Ser. C-1, 6.95%, 09/01/2030..............   AAA     8,490,000      9,230,413
   Ser. E-1, 6.45%, 09/01/2029..............   AAA     4,985,000      5,229,365
  Nevada Hsg. Division SFHRB, Ser. A-1,
   7.55%, 10/01/2010........................   AA        255,000        258,162
  New Hampshire HFA SFHRB, Ser. D, 6.15%,
   07/01/2029...............................   NR      2,250,000      2,332,417
  New Jersey Hsg. & Mtge. Fin. Agcy. RRB,
   Ser. 1, 6.45%, 11/01/2007................   A+      1,650,000      1,711,479
  New Mexico Mtge. Fin. Auth. SFHRB, A-2,
   7.10%, 09/01/2030........................   AAA     1,600,000      1,754,768
  New York HFA RRB, Ser. C, 5.875%,
   09/15/2014...............................   A-      6,040,000      6,139,660
  Oklahoma HFA SFHRB:
   Ser. A-2, 6.40%, 09/01/2030..............   NR      3,995,000      4,154,840
   Ser. D-1, 7.10%, 09/01/2016..............   NR      1,825,000      1,978,136
  Phoenix, AZ IDA SFHRB, Ser. A, 6.60%,
   12/01/2029...............................   AAA     3,350,000      3,509,125
  Sedgwick & Shawnee Cnty., KS SFHRB, Ser.
   A-2, 6.70%, 06/01/2029...................   NR      1,810,000      2,017,010

                                   EVERGREEN
                  Select Intermediate Term Municipal Bond Fund
                       Schedule of Investments(continued)
                               September 30, 2000

                                                Credit   Principal
                                                Rating/\  Amount       Value
MUNICIPAL OBLIGATIONS - continued
Housing - continued
  Texas Dept. of Hsg. & Community Affairs MHRB,
   Ser. A, 5.55%, 01/01/2005...................  A      $ 2,065,000 $ 2,084,246
  Utah HFA SFHRB, Ser. G-1, 7.35%, 07/01/2018..  AAA        475,000     491,121
Industrial Development Revenue - 4.9%
  Boston, MA IDA RB, Pilot Seafood Proj.,
   5.875%, 04/01/2030..........................  AA-      5,000,000   5,087,700
  Escambia Cnty., FL PCRB, Champion Intl. Corp.
   Proj., 6.90%, 08/01/2022....................  BBB      7,125,000   7,361,906
  Mississippi Business Fin. Corp. RB, 5.80%,
   03/01/2022..................................  BB      10,750,000   8,967,220
  Northampton Cnty., PA IDA RRB, Strawbridge
   Proj., 7.20%, 12/15/2001....................  BBB-       315,000     320,878
  Oakes, ND IDRB, Omniquip Intl., Inc. Proj.,
   5.80%, 02/01/2014...........................  NR       4,335,000   4,015,597
  Rockport, IN PCRRB, Ser. B, 7.60%,
   03/01/2016..................................  BBB      4,500,000   4,620,195
Lease - 3.9%
  Denver, CO City & Cnty. Sch. Dist. RB, Ser.
   B, 6.50%, 12/01/2002........................  A        1,000,000   1,031,540
  Michigan COP:
   5.75%, 06/01/2013...........................  AAA      3,360,000   3,491,040
   5.75%, 06/01/2015...........................  AAA      2,320,000   2,383,870
  Texas Natl. Research Lab Commission RB,
   6.95%, 12/01/2012...........................  AAA     15,000,000  17,252,100
Pre-Refunded - 3.8%
  Arapahoe Cnty., CO Capital Impt. Hwy. RB,
   6.90%, 08/31/2015...........................  NR       4,000,000   4,493,640
  Cherry Hill Township, NJ GO,
   5.80%, 06/01/2004...........................  NR       1,000,000   1,039,606
  New Jersey Turnpike Auth. RB, Ser. C, 6.30%,
   01/01/2004..................................  A-         500,000     509,720
  New York City Muni. Wtr. Fin. Auth. RB, Ser.
   B, 6.25%, 06/15/2020........................  AAA      8,000,000   8,713,200
  Newport News, VA GO, Ser. A, 6.50%,
   11/01/2006..................................  NR       1,100,000   1,118,425
  NY Metro. Trans. Auth. RB, Ser. A, 6.10%,
   07/01/2026..................................  AAA      7,000,000   7,617,960
Public Facilities - 2.7%
  Dauphin Cnty., PA General Auth. RB, Ser. A:
   5.50%, 01/15/2008...........................  NR       7,865,000   7,711,790
   5.75%, 01/15/2010...........................  NR       3,950,000   3,896,596
  Hartford, CT Parking Systems RB, Ser. A,
   6.50%, 07/01/2025...........................  BBB      2,000,000   2,008,340
  Missouri Board of Pub. Bldgs. RRB, 6.00%,
   12/01/2002..................................  AA       3,000,000   3,050,940
Resource Recovery - 1.2%
  Delaware Solid Wst. Auth. RRB, Ser. A, 6.75%,
   07/01/2003..................................  A        3,000,000   3,063,570
  Pennsylvania Econ. Dev. Financing Auth. RB,
   Colver Proj., Ser. D:
   7.125%, 12/01/2015..........................  BBB-     2,000,000   2,049,120
   7.15%, 12/01/2018...........................  BBB-     2,500,000   2,553,250

                                   EVERGREEN
                  Select Intermediate Term Municipal Bond Fund
                       Schedule of Investments(continued)
                               September 30, 2000

                                               Credit   Principal
                                               Rating/\  Amount       Value
MUNICIPAL OBLIGATIONS - continued
Sales Tax - 2.0%
  East Baton Rouge, LA Sales Tax RB:
   8.00%, 02/01/2002..........................   AAA   $ 1,760,000 $  1,837,299
   8.00%, 02/01/2003..........................   AAA     1,920,000    2,061,696
  Pennsylvania Convention Ctr. RRB, Ser. A,
   6.75%, 09/01/2019, (Insd. by MBIA).........   AAA     8,000,000    8,612,560
Solid Waste - 2.9%
  Huntsville, AL Solid Wst. Disposal Auth.
   RRB:
   5.75%, 10/01/2009..........................   AAA     7,865,000    8,224,666
   5.75%, 10/01/2012..........................   AAA     9,210,000    9,485,379
Special Tax - 1.2%
  Allegheny Cnty., PA Redev. Auth. RB,
   Waterfront Proj.:
   Ser. A, 5.875%, 12/15/2010.................   NR      2,530,000    2,619,132
   Ser. B, 5.75%, 12/15/2005..................   NR      2,165,000    2,214,600
  Frederick Cnty., MD Spl. Tax RB, 6.25%,
   07/01/2010.................................   NR      2,670,000    2,557,006
Student Loan - 5.1%
  Alaska Student Loan Corp. RB, Ser. A:
   5.80%, 07/01/2012..........................   AAA     2,935,000    3,016,563
   5.85%, 07/01/2013..........................   AAA     3,285,000    3,373,071
   5.90%, 07/01/2014..........................   AAA     3,600,000    3,693,024
  Arkansas Student Loan Auth. RB:
   5.35%, 06/01/2009..........................   NR      6,465,000    6,475,797
   7.25%, 06/01/2009..........................   NR      4,110,000    4,595,843
  California Student Loan RRB, Sub. Ser. D,
   6.50%, 06/01/2005..........................   NR     10,000,000   10,377,000
Tobacco - 1.8%
  Tsasc, Inc., NY RB, Ser. 1:
   5.50%, 07/15/2013..........................   A       3,200,000    3,182,304
   5.60%, 07/15/2014..........................   A       2,080,000    2,097,722
   5.70%, 07/15/2014..........................   A       2,900,000    2,921,373
   5.75%, 07/15/2015..........................   A       2,615,000    2,636,181
Transportation - 1.1%
  Massachusetts Port Auth. RB, Ser. 1999A,
   5.75%, 10/01/2029..........................   BB+     1,000,000      992,620
  New Jersey Hwy. Auth. RB, Garden State
   Pkwy., 6.25%, 01/01/2014...................   AA-     1,000,000    1,037,179
  Volusia Cnty., FL Arpt. Systems RRB:
   6.80%, 10/01/2006..........................   AAA       965,000    1,059,811
   7.00%, 10/01/2008..........................   AAA     1,100,000    1,243,682
   7.00%, 10/01/2009..........................   AAA     1,175,000    1,339,159
   7.00%, 10/01/2010..........................   AAA     1,260,000    1,445,800
Utility - 2.0%
  Grand Prairie, TX Metro. Util. GO,
   Refunding, 6.50%, 04/01/2012...............   A       3,740,000    3,933,882
  Maricopa Cnty., AZ PCRB, 5.75%, 08/01/2015..   NR      8,500,000    8,500,425

                                   EVERGREEN
                  Select Intermediate Term Municipal Bond Fund
                       Schedule of Investments(continued)
                               September 30, 2000

                                                Credit   Principal
                                                Rating/\  Amount       Value
MUNICIPAL OBLIGATIONS - continued
Water & Sewer - 3.0%
  Ashland, KY PCRB, 6.65%, 08/01/2009..........  NR     $ 5,000,000 $  5,169,900
  Blytheville, AR Solid Wst. RB, 6.90%,
   12/01/2021..................................  AA-      1,500,000    1,550,025
  Dickinson Cnty., MI Econ. Dev. Corp. RRB,
   6.55%, 03/01/2007...........................  BBB      7,000,000    7,143,710
  New Jersey Wst. Wtr. Treatment Trust RB,
   6.80%, 06/15/2002...........................  AA         160,000      161,078
  New York Env. Facs. Corp. PCRB, Ser. A,
   7.05%, 06/15/2004...........................  AA+      1,000,000    1,037,826
  Texas Gulf Coast Wst. Disposal Auth. RB,
   Champion Intl. Corp., 7.45%, 05/01/2026.....  BBB+     3,400,000    3,521,210
                                                                    ------------
    Total Municipal Obligations (cost
     $604,388,455).............................                      608,705,840
                                                                    ------------

                                                          Shares       Value
SHORT-TERM INVESTMENTS - 0.5%
MUTUAL FUND SHARES - 0.5%
  Federated Muni. Obligations Fund.............           2,778,000    2,778,000
  Federated Tax Free Obligations Fund..........               4,000        4,000
                                                                    ------------
    Total Short-Term Investments (cost $2,782,000).................    2,782,000
                                                                    ------------
Total Investments - (cost $607,170,455) - 98.8%....................  611,487,840
Other Assets and Liabilities - 1.2%................................    7,551,346
                                                                    ------------
Net Assets - 100.0%................................................ $619,039,186
                                                                    ------------

                         Portfolio Composition by State
                     (based on 9/30/2000 portfolio assets)

New York................ 13%
Texas...................  9%
Pennsylvania............  6%
Alabama.................  6%
Massachusetts...........  5%
New Jersey..............  5%
Illinois................  4%
Colorado................  4%
California..............  4%
Missouri................  4%
Indiana.................  3%
Hawaii..................  3%
Michigan................  3%
Mississippi.............  3%

Washington..............  3%
Florida.................  3%
Arizona.................  2%
Oklahoma................  2%
Arkansas................  2%
Wisconsin...............  2%
Kentucky................  2%
Minnesota...............  2%
Alaska..................  2%
Kansas..................  1%
Connecticut.............  1%
New Mexico..............  1%
Other...................  5%

                See Combined Notes to Schedules of Investments.

                                   EVERGREEN
                         Select International Bond Fund
                            Schedule of Investments
                               September 30, 2000

                                                 Credit  Principal
                                                 Rating/\  Amount      Value

FOREIGN BONDS-CORPORATE (PRINCIPAL AMOUNT
 DENOMINATED IN CURRENCY INDICATED) - 40.9%
CONSUMER STAPLES - 0.7%
Tobacco - 0.7%
  Gallaher Group Plc, 5.875%, 08/06/2008, EUR...   NA       600,767 $   495,382
                                                                    -----------
FINANCIALS - 28.9%
Banks - 14.6%
  Bayer Hypo Vereinsbank, 4.75%, 09/19/2007,
   EUR..........................................   NA     2,550,000   2,127,362
  Credit Local de France, 5.375%, 01/13/2004,
   FRF..........................................   AA+    7,600,000   1,017,865
  Intl. Bank for Recon. & Dev.:
   5.375%, 11/06/2003, NZD......................   NA       760,000     295,488
   7.25%, 05/27/2003, NZD.......................   AAA    2,845,000   1,151,626
  Kreditanstalt Fur Wiederaufbau:
   5.25%, 01/04/2010, EUR.......................   NA     1,830,000   1,561,628
   5.50%, 03/12/2007, EUR.......................   AAA    1,003,875     883,964
  Lloyds Bank Plc, 4.75%, 03/18/2011, EUR.......   Aa1    2,470,000   1,936,439
  Oesterreich Kontrollbank, 5.75%, 09/12/2007,
   DEM..........................................   AAA    3,475,000   1,573,754
                                                                    -----------
                                                                     10,548,126
                                                                    -----------
Diversified Financials - 14.3%
  Amp UK Plc, 4.875%, 11/27/2008, DEM...........   A      2,775,000   1,156,348
  Depfa Fin. NV, 6.375%, 11/18/2008, FRF........   Aa3    9,800,000   1,362,376
  Eksportfinans AS, 6.875%, 02/09/2004, SEK.....   AAA    2,500,000     269,592
  FHLB, 6.875%, 06/07/2002, GBP.................   Aaa      425,000     634,327
  Helaba Fin. BV, 3.875%, 03/03/2004, SEK.......   Aaa    7,000,000     687,659
  Household Fin. Corp., 5.125%, 06/24/2009,
   EUR..........................................   A2     3,212,000   2,555,998
  HSBC Holdings Plc, 5.50%, 07/15/2009, EUR.....   NA       500,000     414,236
  Siemens Financier, 5.50%, 03/12/2007, EUR.....   AA     3,650,000   3,181,833
                                                                    -----------
                                                                     10,262,369
                                                                    -----------
INDUSTRIALS - 2.9%
Commercial Services & Supplies - 2.4%
  Agbar Intl. BV, 6.00%, 11/12/2009, EUR........   Aa3    2,000,000   1,761,313
                                                                    -----------
Construction & Engineering - 0.5%
  Vodohospodarska Vystavba, 8.00%, 07/09/2001,
   DEM..........................................   Ba1      730,000     334,142
                                                                    -----------
TELECOMMUNICATION SERVICES - 5.7%
Diversified Telecommunication Services - 5.7%
  Nippon Telegraph & Telephone Co., 3.75%,
   05/15/2006, EUR..............................   Aa1    3,030,000   2,406,773
  Telefonica de Espana SA, 5.625%, 04/06/2007,
   EUR..........................................   NA     2,000,000   1,701,925
                                                                    -----------
                                                                      4,108,698
                                                                    -----------
UTILITIES - 2.7%
Electric Utilities - 2.7%
  Electridade De Portugal, 6.00%, 10/29/2009,
   EUR..........................................   NA     2,260,000   1,995,277
                                                                    -----------
    Total Foreign Bonds-Corporate (cost
     $33,915,001)...............................                     29,505,307
                                                                    -----------

                                   EVERGREEN
                         Select International Bond Fund
                       Schedule of Investments(continued)
                               September 30, 2000

                                                Credit   Principal
                                                Rating/\  Amount       Value

FOREIGN BONDS-GOVERNMENT (PRINCIPAL AMOUNT
 DENOMINATED IN CURRENCY INDICATED) - 46.1%
  Belgium, 3.75%, 03/28/2009, EUR..............  AA+      4,530,000 $ 3,525,779
  Denmark:
   5.00%, 08/15/2005, DKK......................  AAA      5,800,000     669,734
   7.00%, 11/15/2007, DKK......................  AAA     15,600,000   1,985,125
  France:
   4.00%, 10/25/2009, FRF......................  Aaa        600,000     479,596
   5.50%, 04/25/2029, FRF......................  AAA      3,415,000   2,945,127
  Germany:
   4.50%, 07/04/2009, DEM......................  AAA      2,150,000   1,803,864
   4.75%, 07/04/2028, DEM......................  AAA        455,000     354,479
   6.00%, 07/04/2007, DEM......................  AAA      1,140,000   1,050,975
  Italy:
   5.25%, 11/01/2029, EUR......................  AA         500,000     399,058
   5.75%, 07/10/2007, EUR......................  AA       1,930,000   1,719,026
  Netherlands:
   3.75%, 07/15/2009, EUR......................  Aaa      2,820,000   2,224,971
   5.50%, 01/15/2028, EUR......................  AAA      6,368,000   5,529,588
   6.50%, 04/15/2003, EUR......................  AAA      1,166,214   1,062,076
  Spain:
   4.50%, 07/30/2004, EUR......................  AA+        880,000     758,238
   5.15%, 07/30/2009, EUR......................  Aa2      3,380,000   2,911,603
   6.00%, 01/31/2029, EUR......................  AA+      3,768,000   3,390,741
  Sweden, 5.00%, 01/28/2009, SEK...............  AA+      2,085,000   1,776,470
  Turkey, 9.625%, 02/23/2005, EUR..............  B+         355,000     321,575
  United Mexican States, 8.75%, 05/30/2002,
   GBP.........................................  Baa3       195,000     292,279
                                                                    -----------
    Total Foreign Bonds-Government (cost
     $36,398,268)..............................                      33,200,304
                                                                    -----------
YANKEE OBLIGATIONS-CORPORATE - 4.3%
CONSUMER STAPLES - 0.7%
Tobacco - 0.7%
  Rothmans Nederland Holdings BV, 6.50%,
   05/06/2003..................................  A      $   500,000     485,025
                                                                    -----------
FINANCIALS - 1.6%
Banks - 0.3%
  Export-Import Bank Korea, 7.125%,
   09/20/2001..................................  Baa2       200,000     198,091
                                                                    -----------
Diversified Financials - 1.3%
  Hutchison Whampoa Fin., Ltd., 6.95%,
   08/01/2007..................................  A          500,000     480,099
  ICI Fin. Netherlands, 6.75%, 08/07/2002......  A-         500,000     495,768
                                                                    -----------
                                                                        975,867
                                                                    -----------
TELECOMMUNICATION SERVICES - 2.0%
Diversified Telecommunication Services - 1.3%
  British Telecom Plc, 7.00%, 05/23/2007.......  NA         500,000     488,431
  TPSA Fin. BV, 7.125%, 12/10/2003.............  BBB        450,000     440,209
                                                                    -----------
                                                                        928,640
                                                                    -----------

                                   EVERGREEN
                         Select International Bond Fund
                       Schedule of Investments(continued)
                               September 30, 2000

                                                 Credit   Principal
                                                 Rating/\  Amount       Value

YANKEE OBLIGATIONS-CORPORATE - continued
Wireless Telecommunications Services - 0.7%
  SK Telecom, Ltd., 7.75%, 04/29/2004...........   BBB   $   500,000 $   496,139
                                                                     -----------
    Total Yankee Obligations-Corporate (cost
     $3,124,108)................................                       3,083,762
                                                                     -----------
YANKEE OBLIGATIONS-GOVERNMENT - 2.5%
  Argentina, 0.00%, 10/11/2001 m................   NA        995,000     915,400
  Kazakhstan, 8.375%, 10/02/2002................   B+        300,000     295,898
  Lithuania, 7.125%, 07/22/2002.................   BBB       625,000     617,875
                                                                     -----------
    Total Yankee Obligations - Government (cost
     $1,810,963)................................                       1,829,173
                                                                     -----------
Total Investments - (cost $75,248,340) - 93.8%......................  67,618,546
Other Assets and Liabilities - 6.2%.................................   4,450,135
                                                                     -----------
Net Assets - 100.0%................................................. $72,068,681
                                                                     -----------

                 See Combined Notes to Schedule of Investments.

                                   EVERGREEN
                          Select Limited Duration Fund
                            Schedule of Investments
                               September 30, 2000

                                                Credit   Principal
                                                Rating/\  Amount       Value

ASSET-BACKED SECURITIES - 12.5%
  Advanta Mtge. Loan Trust, Ser. 1993-3, Class
   A1, 4.90%, 01/25/2010.......................   AAA   $   244,666 $    241,940
  Associates Auto Receivables Trust, Ser. 2000-
   2, Class A4, 6.90%, 08/15/2005..............   AAA     4,000,000    4,016,458
  BankBoston Receivable Asset-Backed Trust,
   Ser. 1997-1, Class A7, 6.48%, 07/15/2008....   AAA     2,150,000    2,143,969
  Case Equip. Loan Trust:
   Ser. 1997-B, Class A4, 6.41%, 09/15/2004....   AAA       550,573      549,590
   Ser. 1998-A, Class A4, 5.83%, 02/15/2005....   AAA       753,329      746,975
   Ser. 1998-B, Class A3, 5.81%, 05/15/2003....   AAA       740,846      740,012
  Chase Credit Card Owner Trust, Ser. 1999-3,
   Class A, 6.66%, 01/15/2007..................   AAA     5,000,000    4,990,625
  CIT Receivables Trust, Ser. 1995-B, Class A,
   6.50%, 04/15/2011...........................   AAA        75,923       75,845
  Copelco Capital Funding Corp., Ser. 1997-4,
   Class A4, 6.47%, 04/20/2005.................   AAA     2,671,109    2,670,521
  Daimler-Benz Vehicle Trust, Ser. 1998-A,
   Class A4, 5.22%, 12/22/2003.................   AAA     2,000,000    1,959,010
  EQCC Home Equity Loan Trust, Ser. 1997-1,
   Class A3, 6.84%, 09/15/2011.................   AAA        48,689       48,718
  Fifth Third Bank Auto Grantor Trust, Ser.
   1996, Class A, 6.20%, 09/15/2001............   AAA        17,072       17,074
  GE Capital Mtge. Svcs. Inc., Ser. 1998-1,
   Class A4, 6.44%, 10/25/2016.................   Aaa     3,600,000    3,571,110
  Heller Equipment Asset Receivables Trust,
   Ser. 1997-1, Class A2, 6.39%, 05/25/2005....   NR        612,057      610,732
  MBNA Master Credit Card Trust:
   Ser. 1995-C, Class A, 6.45%, 02/15/2008.....   AAA     7,170,000    7,084,283
   Ser. 1996-J, Class A, 6.771%, 09/15/2006....   AAA       760,000      761,858
  Navistar Finl. Corp. Owner Trust, Ser. 1996-
   B, Class A3, 6.33%, 04/21/2003..............   AAA        31,963       31,975
  Premier Auto Trust:
   Ser. 1997-3, Class A5, 6.34%, 01/06/2002....   AAA       655,126      654,579
   Ser. 1998-2, Class A4, 5.82%, 12/06/2002....   AAA     2,280,000    2,265,830
   Ser. 1998-3, Class A3, 5.88%, 12/08/2001....   AAA       474,492      473,991
  Prudential Finl. Asset Funding Corp., Ser.
   1993-8, Class A, 5.775%, 11/15/2014.........   AAA       110,312      108,095
  SLMA, Ser. 1997-1, Class A1, 6.643%,
   10/25/2005..................................   AAA       277,623      276,628
  Union Acceptance Corp., Ser. 1996-D, Class
   A2, 6.17%, 10/09/2002.......................   AAA       982,230      980,163
  Vanderbilt Mtge. Fin., Inc., Ser. 1997-B,
   Class 1A2, 6.775%, 01/07/2008...............   NR        434,249      433,999
  WFS Fin. Owner Trust, Ser. 1998-A, Class A4,
   5.95%, 02/20/2003...........................   AAA     1,000,000      995,325
                                                                    ------------
    Total Asset-Backed Securities (cost
     $36,500,570)..............................                       36,449,305
                                                                    ------------

                                   EVERGREEN
                          Select Limited Duration Fund
                      Schedule of Investments (continued)
                               September 30, 2000

                                                Credit   Principal
                                                Rating/\  Amount       Value

COLLATERALIZED MORTGAGE OBLIGATIONS - 9.6%
  Commerce 2000, Ser. 2000-FL1A, Class H,
   7.903%, 12/16/2011 [_]......................  NA     $ 1,215,000 $  1,195,208
  Credit Suisse First Boston Mtge. Corp., Ser.
   1998-FL2A, Class D, 8.019%, 10/15/2001......  Baa2     7,500,000    7,517,926
  Deutsche Mtge. & Asset Receiving Corp., Ser.
   1998-C1, Class A1, 6.22%, 09/15/2007........  Aaa      2,109,370    2,060,152
  FHLMC:
   Ser. 1641, Class WD, 6.50%, 05/15/2013......  AAA      1,620,325    1,533,741
   Ser. 1916, Class PB, 6.50%, 08/15/2011......  AAA      4,757,987    4,675,193
   Ser. 2052, Class PT, 6.00%, 12/15/2009......  AAA      1,544,143    1,519,846
  GMAC Comml. Mtge. Securities., Inc., Ser.
   1999-FL1, Class E, 8.321%, 10/15/2009.......  Baa3     5,000,000    4,981,250
  SASCO Comml. Mtge. Trust, Ser. 1999-C3, Class
   H, 8.074%, 03/20/2002 144A..................  Baa1     4,590,920    4,608,380
                                                                    ------------
    Total Collateralized Mortgage Obligations
     (cost $27,910,870)........................                       28,091,696
                                                                    ------------
CORPORATE BONDS - 47.6%
CONSUMER DISCRETIONARY - 2.4%
Multi-line Retail - 2.4%
  Federated Dept. Stores, Inc., 10.00%,
   02/15/2001..................................  BBB+     7,000,000    7,043,827
                                                                    ------------
CONSUMER STAPLES - 0.6%
Beverages - 0.4%
  Coca Cola Enterprises, Inc., 6.375%,
   08/01/2001..................................  A        1,000,000      994,422
                                                                    ------------
Food Products - 0.2%
  Nabisco, Inc., 6.00%, 02/15/2001.............  BBB        625,000      620,288
                                                                    ------------
FINANCIALS - 30.8%
Banks - 6.1%
  Banc One Corp., MTN, 7.00%, 03/25/2002.......  A        1,000,000    1,000,147
  Bank of America Corp., 5.75%, 03/15/2001.....  A+       4,510,000    4,489,637
  Intl. Bank For Reconstruction & Dev. Co.,
   6.75%, 03/06/2002...........................  Aaa      7,500,000    7,529,497
  Mellon Financial Co.:
   5.75%, 11/15/2003...........................  A+       3,000,000    2,899,356
   6.00%, 03/01/2004...........................  A+       1,797,000    1,742,535
                                                                    ------------
                                                                      17,661,172
                                                                    ------------
Diversified Financials - 21.1%
  Bear Stearns Co., Inc., 6.25%, 12/01/2000....  A        4,530,000    4,524,904
  Caterpillar Finl. Svcs. Corp., MTN, 6.75%,
   06/15/2001..................................  A+       1,000,000    1,000,420
  Conseco, Inc., 7.875%, 12/15/2000............  BB-      5,000,000    4,925,000
  Goldman Sachs Group, Inc., 6.901%,
   01/14/2002..................................  A+       5,000,000    5,006,180
  Ikon Capital, Inc., MTN, 6.73%, 06/15/2001...  BBB+     1,000,000      997,448

                                   EVERGREEN
                          Select Limited Duration Fund
                       Schedule of Investments (continued)
                               September 30, 2000

                                               Credit   Principal
                                               Rating/\  Amount       Value

CORPORATE BONDS - continued
FINANCIALS - continued
Diversified Financials - continued
  Lehman Brothers Holdings, Inc.:
   6.125%, 02/01/2001.........................  A      $ 2,000,000 $  1,994,038
   MTN, 6.625%, 12/27/2002....................  A        5,000,000    4,965,900
  Merrill Lynch & Co., Inc.:
   5.73%, 02/26/2002..........................  AA-     10,000,000    9,857,440
   6.00%, 01/15/2001..........................  AA-      6,000,000    5,981,886
  Morgan Stanley Dean Witter, 5.25%,
   02/08/2001.................................  AA-      4,700,000    4,676,904
  Paine Webber Group, Inc., 6.375%,
   05/15/2004.................................  BBB+     5,000,000    4,889,015
  Salomon, Inc., 7.30%, 05/15/2002............  A        5,000,000    5,027,235
  U.S. West Capital Funding, Inc., 6.125%,
   07/15/2002.................................  BBB+     2,800,000    2,757,009
  USAA Capital Corp., 7.41%, 06/30/2003.......  AAA      5,000,000    5,064,835
                                                                   ------------
                                                                     61,668,214
                                                                   ------------
Insurance - 2.8%
  AMERICO, 7.20%, 04/01/2002..................  BBB      3,000,000    2,880,165
  St. Paul Cos., Inc., 7.875%, 04/15/2005.....  A+       5,000,000    5,141,985
                                                                   ------------
                                                                      8,022,150
                                                                   ------------
Real Estate - 0.8%
  EOP Operating, LP, 6.50%, 01/15/2004........  BBB+     2,500,000    2,431,260
                                                                   ------------
HEALTH CARE - 1.6%
Health Care Equipment & Supplies - 1.6%
  Boston Scientific Corp., 6.625%,
   03/15/2005.................................  BBB      5,000,000    4,698,585
                                                                   ------------
INDUSTRIALS - 5.4%
Aerospace & Defense - 1.8%
  Raytheon Co., 5.95%, 03/15/2001.............  BBB-     5,350,000    5,311,475
                                                                   ------------
Commercial Services & Supplies - 1.6%
  Service Corp. Intl., 6.75%, 06/01/2001......  BB-      5,000,000    4,725,000
                                                                   ------------
Machinery - 1.1%
  Case Corp., Ser. B, 6.25%, 12/01/2003.......  BBB-     2,400,000    2,284,848
  Navistar Intl. Corp., Ser. B, 7.00%,
   02/01/2003.................................  BBB-     1,000,000      960,000
                                                                   ------------
                                                                      3,244,848
                                                                   ------------
Road & Rail - 0.9%
  Burlington Northern Santa Fe Corp., 7.00%,
   08/01/2002.................................  BBB+     2,500,000    2,519,310
                                                                   ------------
INFORMATION TECHNOLOGY - 1.1%
Electronic Equipment & Instruments - 0.4%
  Honeywell, Inc., 6.75%, 03/15/2002..........  A        1,000,000      997,472
                                                                   ------------
Software - 0.7%
  Oracle Corp., 6.72%, 02/15/2004.............  A-       2,145,000    2,128,827
                                                                   ------------

                                   EVERGREEN
                          Select Limited Duration Fund
                       Schedule of Investments (continued)
                               September 30, 2000

                                               Credit   Principal
                                               Rating/\  Amount       Value

CORPORATE BONDS - continued
MATERIALS - 0.3%
Paper & Forest Products - 0.3%
  Intl. Paper Co., 7.00%, 06/01/2001..........  BBB+   $ 1,000,000 $    997,081
                                                                   ------------
TELECOMMUNICATION SERVICES - 1.8%
Diversified Telecommunication Services - 1.8%
  Sprint Capital Corp., 5.70%, 11/15/2003.....  BBB+     5,500,000    5,298,771
                                                                   ------------
UTILITIES - 3.6%
Electric Utilities - 3.4%
  Commonwealth Edison Co., Ser. 85, 7.375%,
   09/15/2002.................................  BBB+     5,000,000    5,027,515
  Niagara Mohawk Power Corp., 5.875%,
   09/01/2002.................................  BBB+     5,000,000    4,896,475
                                                                   ------------
                                                                      9,923,990
                                                                   ------------
Gas Utilities - 0.2%
  Coastal Corp., 8.125%, 09/15/2002...........  BBB        590,000      605,511
                                                                   ------------
    Total Corporate Bonds (cost
     $139,140,726)............................                      138,892,203
                                                                   ------------
MORTGAGE-BACKED SECURITIES - 18.9%
  FHLMC:
   6.00%, 01/01/2001 - 09/01/2001.............  AAA        542,068      535,109
   6.50%, 07/01/2004 - 09/01/2008.............  AAA      6,325,733    6,263,451
   6.875%, 01/15/2005.........................  AAA      5,000,000    5,064,300
   7.375%, 05/15/2003.........................  Aaa     10,000,000   10,210,160
   9.00%, 05/01/2001..........................  AAA            560          563
  FNMA:
   5.50%, 01/01/2014..........................  AAA      1,708,245    1,613,010
   5.75%, 04/15/2003..........................  Aaa     13,000,000   12,779,923
   6.50%, 09/01/2005 - 08/01/2010.............  AAA      1,216,986    1,204,477
   7.00%, 07/15/2005..........................  Aaa      5,000,000    5,091,940
   7.20%, 04/25/2023..........................  AAA      5,000,000    5,002,475
  GNMA:
   6.50%, 12/15/2008 - 10/15/2010.............  AAA        746,889      744,627
   7.50%, 07/20/2002 - 05/20/2023.............  AAA      4,768,198    4,791,058
   8.00%, 08/15/2007..........................  AAA          3,140        3,184
   8.25%, 07/15/2002..........................  AAA          8,471        8,499
   8.50%, 06/20/2005 - 09/20/2005.............  AAA        207,350      211,422
   8.75%, 08/15/2001 - 09/15/2001.............  AAA          3,931        3,943
   9.00%, 10/20/2002 - 08/15/2022.............  AAA        894,257      933,526
   9.50%, 07/15/2002..........................  AAA         24,128       24,529
   9.75%, 05/15/2001 - 05/20/2005.............  AAA          5,666        5,878
   10.00%, 01/20/2003 - 03/20/2004............  AAA         16,492       17,122
   10.25%, 02/15/2001.........................  AAA            429          433
   14.00%, 02/15/2012 - 06/15/2012............  AAA        569,470      651,582
                                                                   ------------
    Total Mortgage-Backed Securities (cost
     $54,842,354).............................                       55,161,211
                                                                   ------------

                                   EVERGREEN
                          Select Limited Duration Fund
                       Schedule of Investments (continued)
                               September 30, 2000

                                               Credit   Principal
                                               Rating/\  Amount       Value

U.S. GOVERNMENT & AGENCY OBLIGATIONS - 6.9%
  FFCB, 8.60%, 05/30/2006.....................  AAA    $    90,000 $     91,214
  FHLB:
   4.32%, 08/27/2003..........................  Aaa        200,000      183,312
   5.25%, 04/25/2002..........................  Aaa     10,000,000    9,822,970
   5.875%, 08/15/2001.........................  AAA      5,000,000    4,973,780
   6.75%, 02/15/2002..........................  Aaa      5,000,000    5,018,685
                                                                   ------------
    Total U.S. Government & Agency Obligations
     (cost $20,144,426).......................                       20,089,961
                                                                   ------------
YANKEE OBLIGATIONS-CORPORATE - 2.7%
FINANCIALS - 1.7%
Banks - 1.7%
  Barclays Bank Plc, 5.95%, 07/15/2001........  A        5,000,000    4,966,260
                                                                   ------------
MATERIALS - 1.0%
Construction Materials - 0.7%
  Hanson Overseas BV, 7.375%, 01/15/2003......  BBB+     2,000,000    2,008,208
                                                                   ------------
Metals & Mining - 0.3%
  WMC Fin. USA Ltd., 6.50%, 11/15/2003........  A        1,000,000      976,050
                                                                   ------------
    Total Yankee Obligations-Corporate (cost
     $8,016,330)..............................                        7,950,518
                                                                   ------------
SHORT-TERM INVESTMENTS - 4.8%
REPURCHASE AGREEMENTS - 1.4%
  Societe Generale, dated 9/29/2000, 6.52%,
   maturing 10/2/2000, maturity value
   $4,114,122
   (cost $4,111,888) (2)......................  AA-      4,111,888    4,111,888
                                                                   ------------
                                                         Shares       Value
MUTUAL FUND SHARES - 3.4%
  Evergreen Select Money Market Fund o/...............   8,327,084    8,327,084
  Navigator Prime Portfolio pp........................   1,673,100    1,673,100
                                                                   ------------
    Total Short-Term Investments (cost $14,112,072)...............   14,112,072
                                                                   ------------
Total Investments - (cost $300,667,348) - 103.0%..................  300,746,966
Other Assets and Liabilities - (3.0%).............................   (8,771,561)
                                                                   ------------
Net Assets - 100.0%............................................... $291,975,405
                                                                   ------------

                   Combined Notes to Schedules of Investments
                               September 30, 2000

144A Security that may be sold to qualified institutional buyers under Rule 144A of the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the Board of Trustees.
*         Non-income producing security.
 .         Security which has defaulted on payment of interest and/or principal.
+ Security initially issued in zero coupon form which converts to coupon form at a specified rate and date. An effective interest rate is applied to recognize interest income daily for the bond. This rate is based on total expected interest to be earned over the life of the bond which consists of the aggregate coupon-interest payments and discount at acquisition. The rate shown is the stated rate at the current period end.
# Security issued in zero coupon form with no periodic interest payments but is acquired at a discount that results in a current yield to maturity. An effective interest rate is applied to recognize interest income daily for the bond. This rate is based on total expected income to be earned over the life of the bond from amortization of discount at acquisition.
pp Represents investment of cash collateral received for securities on loan.
[_] No market value quotation available. Valued at fair value as determined in good faith under procedures established by the Board of Trustees.
(+/-) All or a portion of the principal amount of this security was pledged as collateral for open mortgage dollar roll agreements.
(+/-)(+/-)Security acquired under mortgage dollar roll agreement.
/\ Credit ratings are unaudited and rated by Moody's Investors Service where Standard and Poor's ratings are not available.
o The advisor of the Fund and the advisor of the money market fund are each a subsidiary of First Union.
(1) The repurchase agreement is fully collateralized by $31,415,000 FNMA, 6.00%, 7/16/2001; $34,840,000 FFCB, 6.00%, 10/1/2001; and $35,690,000
          FHLB, 5.875%, 8/15/2001--value including accrued interest is $103,059,756.
(2) The repurchase agreement is fully collateralized by $4,434,000 U.S. Treasury Bills, 0.00%, 8/30/2001--value including accrued interest is $4,113,852.

Summary of Abbreviations:
AMBAC  American Municipal Bond Assurance Corp.
COP    Certificates of Participation
DEM    German Deutsche Mark
DKK    Danish Krone
EDA    Economic Development Authority
EUR    Euro Dollar
FFCB   Federal Farm Credit Bank
FHA    Federal Housing Authority
FHLB   Federal Home Loan Bank
FHLMC  Federal Home Loan Mortgage Corp.
FNMA   Federal National Mortgage Association
FRF    French Franc
GBP    Pound Sterling
GNMA   Government National Mortgage Association
GO     General Obligation
HFA    Housing Finance Authority
IDA    Industrial Development Authority
IDRB   Industrial Development Revenue Bond
MBIA   Municipal Bond Investors Assurance Corp.
MHRB   Multifamily Housing Revenue Bond
MTN    Medium Term Note
NZD    New Zealand Dollar
PCRB   Pollution Control Revenue Bond
PCRRB  Pollution Control Refunding Revenue Bond
RB     Revenue Bond
RRB    Refunding Revenue Bond
SEK    Swedish Krone
SFHRB  Single Family Housing Revenue Bond
SFHRRB Single Family Housing Refunding Revenue Bond
SLMA   Student Loan Marketing Association
TBA    To Be Announced

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                           Select Fixed Income Funds
                      Statements of Assets and Liabilities
                               September 30, 2000

                                                                        Fixed
                          Adjustable                   Fixed Income  Income Fund  High Yield
                           Rate Fund   Core Bond Fund      Fund          II        Bond Fund
----------------------------------------------------------------------------------------------
Assets
 Identified cost of
  securities............  $86,861,324  $1,365,815,933  $732,256,363  $60,163,050  $74,661,967
 Net unrealized gains or
  losses on securities..     (391,490)      6,241,768      (765,848)      59,685   (1,174,102)
----------------------------------------------------------------------------------------------
 Market value of
  securities............   86,469,834   1,372,057,701   731,490,515   60,222,735   73,487,865
 Cash...................            0             173             0            0            0
 Receivable for
  securities sold.......      628,534      27,548,717    11,771,094            0      554,069
 Receivable for Fund
  shares sold...........      788,551       2,387,047       495,509        4,000      175,000
 Interest and dividends
  receivable............      779,553      14,058,416     8,087,449      554,594    2,062,986
 Receivable from
  investment advisor....        6,859          40,363         8,904            0        5,633
 Prepaid expenses and
  other assets..........       94,673           4,164         8,408       92,482       50,304
----------------------------------------------------------------------------------------------
 Total assets...........   88,768,004   1,416,096,581   751,861,879   60,873,811   76,335,857
----------------------------------------------------------------------------------------------
Liabilities
 Distributions payable..      113,505       5,423,725     2,419,316      122,851      438,215
 Payable for securities
  purchased.............            0      87,114,649    95,015,326            0      663,680
 Payable for Fund shares
  redeemed..............      142,905       1,120,917     1,992,930            0            0
 Payable for securities
  on loan...............            0      17,021,420    85,195,168            0            0
 Deferred mortgage
  dollar roll income....            0               0        46,073            0            0
 Distribution Plan
  expenses payable......        1,574             454           266            0            0
 Due to other related
  parties...............          716          10,666         4,653            0          615
 Foreign taxes payable..            0               0         1,387            0            0
 Accrued expenses and
  other liabilities.....       20,692          62,007        46,114       20,559       28,469
----------------------------------------------------------------------------------------------
 Total liabilities......      279,392     110,753,838   184,721,233      143,410    1,130,979
----------------------------------------------------------------------------------------------
Net assets..............  $88,488,612  $1,305,342,743  $567,140,646  $60,730,401  $75,204,878
----------------------------------------------------------------------------------------------
Net assets represented
 by
 Paid-in capital........  $91,478,165  $1,324,419,193  $572,934,989  $64,514,798  $77,456,457
 Undistributed
  (overdistributed) net
  investment income.....       32,989       1,026,179    (1,517,986)    (493,774)      95,322
 Accumulated net
  realized losses on
  securities and foreign
  currency related
  transactions..........   (2,631,052)    (26,344,397)   (3,510,509)  (3,350,308)  (1,172,799)
 Net unrealized gains or
  losses on securities
  and foreign currency
  related transactions..     (391,490)      6,241,768      (765,848)      59,685   (1,174,102)
----------------------------------------------------------------------------------------------
Total net assets........  $88,488,612  $1,305,342,743  $567,140,646  $60,730,401  $75,204,878
----------------------------------------------------------------------------------------------
Net assets consists of
 Class A................  $26,552,246  $            0  $          0  $         0  $         0
 Class B................    5,066,855               0             0            0            0
 Class C................    3,698,779               0             0            0            0
 Class I................   32,786,688   1,283,129,474   554,432,093   60,729,330   75,203,854
 Class IS...............   20,384,044      22,213,269    12,708,553        1,071        1,024
----------------------------------------------------------------------------------------------
Total net assets........  $88,488,612  $1,305,342,743  $567,140,646  $60,730,401  $75,204,878
----------------------------------------------------------------------------------------------
Shares outstanding
 Class A................    2,787,937               0             0            0            0
 Class B................      532,027               0             0            0            0
 Class C................      388,370               0             0            0            0
 Class I................    3,442,674     127,116,810    95,056,712    4,985,740    7,861,058
 Class IS...............    2,140,426       2,200,619     2,178,853           88          107
----------------------------------------------------------------------------------------------
Net asset value per
 share
 Class A................  $      9.52              --            --           --           --
----------------------------------------------------------------------------------------------
 Class A--Offering price
  (based on sales charge
  of 3.25%).............  $      9.84              --            --           --           --
----------------------------------------------------------------------------------------------
 Class B................  $      9.52              --            --           --           --
----------------------------------------------------------------------------------------------
 Class C................  $      9.52              --            --           --           --
----------------------------------------------------------------------------------------------
 Class I................  $      9.52  $        10.09  $       5.83  $     12.18  $      9.57
----------------------------------------------------------------------------------------------
 Class IS...............  $      9.52  $        10.09  $       5.83  $     12.17  $      9.57
----------------------------------------------------------------------------------------------

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                           Select Fixed Income Funds
                      Statements of Assets and Liabilities
                               September 30, 2000

                                                                              Limited
                                 Income Plus    Intermediate  International   Duration
                                     Fund        Bond Fund      Bond Fund       Fund
-----------------------------------------------------------------------------------------
Assets
 Identified cost of
  securities................... $1,702,769,914  $607,170,455   $75,248,340  $300,667,348
 Net unrealized gains or losses
  on securities................    (16,567,623)    4,317,385    (7,629,794)       79,618
-----------------------------------------------------------------------------------------
 Market value of securities....  1,686,202,291   611,487,840    67,618,546   300,746,966
 Cash..........................          1,346         2,451     1,465,666             0
 Foreign currency, at value
  (cost $0, 0, 541,905 and 0,
  respectively)................              0             0       545,037             0
 Receivable for securities
  sold.........................     12,943,868             0             0             0
 Receivable for Fund shares
  sold.........................        791,016        25,000           700       272,194
 Interest and dividends
  receivable...................     27,643,745    10,387,158     1,826,451     3,581,544
 Receivable for closed forward
  foreign currency exchange
  contracts....................              0             0       278,725             0
 Unrealized gains on forward
  foreign currency exchange
  contracts....................              0             0       395,249             0
 Receivable from investment
  advisor......................         39,138        30,113         4,475        19,459
 Prepaid expenses and other
  assets.......................          2,765        51,672        11,308         2,645
-----------------------------------------------------------------------------------------
   Total assets................  1,727,624,169   621,984,234    72,146,157   304,622,808
-----------------------------------------------------------------------------------------
Liabilities
 Distributions payable.........      8,996,122     2,686,952             0     1,357,384
 Payable for securities
  purchased....................    130,007,235             0             0     4,999,938
 Payable for Fund shares
  redeemed.....................      3,343,645       224,788             0     4,536,866
 Payable for securities on
  loan.........................              0             0             0     1,673,100
 Unrealized losses on forward
  foreign currency exchange
  contracts....................              0             0        46,647             0
 Deferred mortgage dollar roll
  income.......................         59,501             0             0             0
 Distribution Plan expenses
  payable......................            325           152             0           190
 Due to other related parties..         12,999         5,069           589         2,423
 Foreign taxes payable.........              0             0         4,876             0
 Accrued expenses and other
  liabilities..................        100,550        28,087        25,364        77,502
-----------------------------------------------------------------------------------------
   Total liabilities...........    142,520,377     2,945,048        77,476    12,647,403
-----------------------------------------------------------------------------------------
Net assets..................... $1,585,103,792  $619,039,186   $72,068,681  $291,975,405
-----------------------------------------------------------------------------------------
Net assets represented by
 Paid-in capital............... $1,631,655,070  $640,402,908   $81,368,629  $294,454,026
 Undistributed
  (overdistributed) net
  investment income............       (349,786)      (62,915)     (769,286)      201,525
 Accumulated net realized
  losses on securities and
  foreign currency related
  transactions.................    (29,633,869)  (25,618,192)   (1,231,687)   (2,759,764)
 Net unrealized gains or losses
  on securities and foreign
  currency related
  transactions.................    (16,567,623)    4,317,385    (7,298,975)       79,618
-----------------------------------------------------------------------------------------
Total net assets............... $1,585,103,792  $619,039,186   $72,068,681  $291,975,405
-----------------------------------------------------------------------------------------
Net assets consists of
 Class A....................... $            0  $          0   $         0  $          0
 Class B.......................              0             0             0             0
 Class C.......................              0             0             0             0
 Class I.......................  1,568,818,415   611,278,769    71,909,579   282,826,720
 Class IS......................     16,285,377     7,760,417       159,102     9,148,685
-----------------------------------------------------------------------------------------
Total net assets............... $1,585,103,792  $619,039,186   $72,068,681  $291,975,405
-----------------------------------------------------------------------------------------
Shares outstanding
 Class A.......................              0             0             0             0
 Class B.......................              0             0             0             0
 Class C.......................              0             0             0             0
 Class I.......................    292,593,950    10,113,652     8,805,025    27,780,984
 Class IS......................      3,037,109       128,397        19,482       898,634
-----------------------------------------------------------------------------------------
Net asset value per share
 Class A.......................             --            --            --            --
-----------------------------------------------------------------------------------------
 Class B.......................             --            --            --            --
-----------------------------------------------------------------------------------------
 Class C.......................             --            --            --            --
-----------------------------------------------------------------------------------------
 Class I....................... $         5.36  $      60.44   $      8.17  $      10.18
-----------------------------------------------------------------------------------------
 Class IS...................... $         5.36  $      60.44   $      8.17  $      10.18
-----------------------------------------------------------------------------------------

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                           Select Fixed Income Funds
                            Statements of Operations
                         Year Ended September 30, 2000

                          Adjustable     Core                      Fixed     High Yield
                             Rate        Bond         Fixed       Income      Bond Fund
                             Fund        Fund      Income Fund  Fund II (a)      (b)
-----------------------------------------------------------------------------------------
Investment income
 Interest...............  $3,739,419  $73,981,625  $40,764,347  $ 4,337,927  $ 4,044,190
 Dividends..............           0    3,483,340            0            0            0
-----------------------------------------------------------------------------------------
Total investment
 income.................   3,739,419   77,464,965   40,764,347    4,337,927    4,044,190
-----------------------------------------------------------------------------------------
Expenses
 Advisory fee...........     125,635    3,836,711    2,559,721            0      212,500
 Distribution Plan
  expenses..............      71,012       32,543       31,187            3            3
 Administrative services
  fees..................      41,563      920,394      465,803            0       42,500
 Transfer agent fee.....      21,563       67,537       74,143       18,753        1,199
 Trustees' fees and
  expenses..............       1,402       22,547       11,675        1,385        1,031
 Printing and postage
  expenses..............       5,780       41,756       19,910        4,596        3,163
 Custodian fee..........      19,564      337,439      192,126       20,304       16,691
 Registration and filing
  fees..................       4,956      277,322       34,820        7,671       26,990
 Professional fees......      14,233       22,164       16,361       10,557       19,080
 Organization expenses..           0            0            0            0        3,985
 Other..................      25,581       57,551       21,258        3,745        8,926
-----------------------------------------------------------------------------------------
 Total expenses.........     331,289    5,615,964    3,427,004       67,014      336,068
 Less: Expense
  reductions............      (1,868)     (44,120)     (27,981)      (4,475)      (4,993)
   Fee waivers..........     (17,507)    (788,947)    (351,621)           0      (76,073)
-----------------------------------------------------------------------------------------
 Net expenses...........     311,914    4,782,897    3,047,402       62,539      255,002
-----------------------------------------------------------------------------------------
 Net investment income..   3,427,505   72,682,068   37,716,945    4,275,388    3,789,188
-----------------------------------------------------------------------------------------
Net realized and
 unrealized gains or
 losses on securities,
 futures contracts and
 foreign currency
 related transactions
 Net realized losses on:
 Securities.............    (422,614)  (8,547,053)  (4,947,953)  (1,152,655)  (1,178,799)
 Futures contracts......           0            0            0     (159,172)           0
 Foreign currency
  related transactions..           0            0            0            0            0
-----------------------------------------------------------------------------------------
 Net realized losses on
  securities, futures
  contracts and foreign
  currency related
  transactions..........    (422,614)  (8,547,053)  (4,947,953)  (1,311,827)  (1,178,799)
-----------------------------------------------------------------------------------------
 Net change in
  unrealized gains or
  losses on securities
  and foreign currency
  related transactions..     151,300   11,534,883    5,611,973      811,905   (1,174,102)
-----------------------------------------------------------------------------------------
 Net realized and
  unrealized gains or
  losses on securities,
  futures contracts and
  foreign currency
  related transactions..    (271,314)   2,987,830      664,020     (499,922)  (2,352,901)
-----------------------------------------------------------------------------------------
 Net increase in net
  assets resulting from
  operations............  $3,156,191  $75,669,898  $38,380,965  $ 3,775,466  $ 1,436,287
-----------------------------------------------------------------------------------------

(a) For the eleven months ended September 30, 2000. The Fund changed its fiscal year end from October 31 to September 30, effective September 30, 2000.
(b) For the period from November 30, 1999 (commencement of operations) through September 30, 2000.

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                           Select Fixed Income Funds
                            Statements of Operations
                         Year Ended September 30, 2000

                                        Intermediate  International   Limited
                          Income Plus       Bond          Bond       Duration
                              Fund          Fund          Fund         Fund
--------------------------------------------------------------------------------
Investment income
 Interest...............  $120,605,261  $ 36,780,446   $ 2,760,570  $20,264,607
 Dividends..............       420,000             0             0            0
--------------------------------------------------------------------------------
Total investment
 income.................   121,025,261    36,780,446     2,760,570   20,264,607
--------------------------------------------------------------------------------
Expenses
 Advisory fee...........     7,450,799     3,560,533       290,036      708,281
 Distribution Plan
  expenses..............        36,638        17,766           554       19,342
 Administrative services
  fees..................     1,335,113       520,019        41,798      231,968
 Transfer agent fee.....        48,376         7,640         1,457       39,336
 Trustees' fees and
  expenses..............        34,121        13,347         1,076        6,064
 Printing and postage
  expenses..............        52,794        20,911         4,125       13,888
 Custodian fee..........       487,611       157,940        71,653      106,517
 Registration and filing
  fees..................       156,943        20,163        23,081       26,990
 Professional fees......        33,021        17,421        23,916       14,971
 Interest expense.......             0             0             0        2,127
 Other..................        50,378         2,811        14,326       16,556
--------------------------------------------------------------------------------
 Total expenses.........     9,685,794     4,338,551       472,022    1,186,040
 Less: Expense
  reductions............       (87,687)      (26,486)      (26,862)     (18,634)
   Fee waivers..........      (969,386)     (183,242)      (96,364)    (294,327)
--------------------------------------------------------------------------------
 Net expenses...........     8,628,721     4,128,823       348,796      873,079
--------------------------------------------------------------------------------
 Net investment income..   112,396,540    32,651,623     2,411,774   19,391,528
--------------------------------------------------------------------------------
Net realized and
 unrealized gains or
 losses on securities,
 futures contracts and
 foreign currency
 related transactions
 Net realized losses on:
 Securities.............   (20,073,609)  (22,167,026)     (357,516)  (2,656,157)
 Futures contracts......             0             0             0            0
 Foreign currency
  related transactions..             0             0      (908,379)           0
--------------------------------------------------------------------------------
 Net realized losses on
  securities, futures
  contracts and foreign
  currency related
  transactions..........   (20,073,609)  (22,167,026)   (1,265,895)  (2,656,157)
--------------------------------------------------------------------------------
 Net change in
  unrealized gains or
  losses on securities
  and foreign currency
  related transactions..       629,335    11,571,853    (5,698,032)   1,493,616
--------------------------------------------------------------------------------
 Net realized and
  unrealized losses on
  securities, futures
  contracts and foreign
  currency related
  transactions..........   (19,444,274)  (10,595,173)   (6,963,927)  (1,162,541)
--------------------------------------------------------------------------------
 Net increase (decrease)
  in net assets
  resulting from
  operations............  $ 92,952,266  $ 22,056,450   $(4,552,153) $18,228,987
--------------------------------------------------------------------------------

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                           Select Fixed Income Funds
                      Statements of Changes in Net Assets
                         Year Ended September 30, 2000

                                                                                     High Yield
                           Adjustable                   Fixed Income   Fixed Income     Bond
                           Rate Fund    Core Bond Fund      Fund       Fund II (a)    Fund (b)
-------------------------------------------------------------------------------------------------
Operations
 Net investment income..  $  3,427,505  $   72,682,068  $  37,716,945  $  4,275,388  $ 3,789,188
 Net realized losses on
  securities, futures
  contracts and foreign
  currency related
  transactions..........      (422,614)     (8,547,053)    (4,947,953)   (1,311,827)  (1,178,799)
 Net change in
  unrealized gains or
  losses on securities
  and foreign currency
  related transactions..       151,300      11,534,883      5,611,973       811,905   (1,174,102)
-------------------------------------------------------------------------------------------------
 Net increase (decrease)
  in net assets
  resulting from
  operations............     3,156,191      75,669,898     38,380,965     3,775,466    1,436,287
-------------------------------------------------------------------------------------------------
Distributions to
 shareholders from
 Net investment income
 Class A................      (332,496)              0              0             0            0
 Class B................       (56,567)              0              0             0            0
 Class C................       (40,437)              0              0             0            0
 Class I................    (1,909,189)    (70,628,747)   (36,587,102)   (4,916,694)  (3,687,796)
 Class IS...............    (1,056,751)       (792,815)      (775,585)          (75)         (70)
-------------------------------------------------------------------------------------------------
 Total distributions to
  shareholders..........    (3,395,440)    (71,421,562)   (37,362,687)   (4,916,769)  (3,687,866)
-------------------------------------------------------------------------------------------------
Capital share
 transactions
 Proceeds from shares
  sold..................    43,719,459     447,495,756    174,151,758     4,745,981   77,731,803
 Payment for shares
  redeemed..............   (50,437,311)   (210,511,925)  (217,709,595)  (24,725,140)    (350,000)
 Net asset value of
  shares issued in
  reinvestment of
  distributions.........     2,886,165      15,585,947      7,162,763     4,409,590       74,654
 Net asset value of
  shares issued in
  acquisition...........    36,327,117               0              0             0            0
-------------------------------------------------------------------------------------------------
 Net increase (decrease)
  in net assets
  resulting from capital
  share transactions....    32,495,430     252,569,778    (36,395,074)  (15,569,569)  77,456,457
-------------------------------------------------------------------------------------------------
  Total increase
   (decrease) in net
   assets...............    32,256,181     256,818,114    (35,376,796)  (16,710,872)  75,204,878
Net assets
 Beginning of period....    56,232,431   1,048,524,629    602,517,442    77,441,273            0
-------------------------------------------------------------------------------------------------
 End of period..........  $ 88,488,612  $1,305,342,743  $ 567,140,646  $ 60,730,401  $75,204,878
-------------------------------------------------------------------------------------------------
Undistributed
 (overdistributed) net
 investment income......  $     32,989  $    1,026,179  $  (1,517,986) $   (493,774) $    95,322
-------------------------------------------------------------------------------------------------

(a) For the eleven months ended September 30, 2000. The Fund changed its fiscal year end from October 31 to September 30, effective September 30, 2000.
(b) For the period from November 30, 1999 (commencement of operations) through September 30, 2000.

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                           Select Fixed Income Funds
                      Statements of Changes in Net Assets
                         Year Ended September 30, 2000

                           Income Plus    Intermediate   International    Limited
                               Fund         Bond Fund      Bond Fund   Duration Fund
-------------------------------------------------------------------------------------
Operations
 Net investment income..  $  112,396,540  $  32,651,623   $ 2,411,774  $  19,391,528
 Net realized losses on
  securities, futures
  contracts and foreign
  currency related
  transactions..........     (20,073,609)   (22,167,026)   (1,265,895)    (2,656,157)
 Net change in
  unrealized gains or
  losses on securities
  and foreign currency
  related transactions..         629,335     11,571,853    (5,698,032)     1,493,616
-------------------------------------------------------------------------------------
 Net increase (decrease)
  in net assets
  resulting from
  operations............      92,952,266     22,056,450    (4,552,153)    18,228,987
-------------------------------------------------------------------------------------
Distributions to
 shareholders from
 Net investment income
 Class A................               0              0             0              0
 Class B................               0              0             0              0
 Class C................               0              0             0              0
 Class I................    (110,332,973)   (32,388,002)   (3,347,664)   (18,705,422)
 Class IS...............        (940,879)      (338,792)      (12,822)      (493,016)
-------------------------------------------------------------------------------------
 Total distributions to
  shareholders..........    (111,273,852)   (32,726,794)   (3,360,486)   (19,198,438)
-------------------------------------------------------------------------------------
Capital share
 transactions
 Proceeds from shares
  sold..................     226,814,913    118,334,611    31,348,329     88,032,335
 Payment for shares
  redeemed..............    (434,407,327)  (199,273,680)   (9,111,270)  (112,305,275)
 Net asset value of
  shares issued in
  reinvestment of
  distributions.........       5,937,883        312,502     2,247,542      3,432,056
-------------------------------------------------------------------------------------
 Net increase (decrease)
  in net assets
  resulting from capital
  share transactions....    (201,654,531)   (80,626,567)   24,484,601    (20,840,884)
-------------------------------------------------------------------------------------
  Total increase
   (decrease) in net
   assets...............    (219,976,117)   (91,296,911)   16,571,962    (21,810,335)
Net assets
 Beginning of period....   1,805,079,909    710,336,097    55,496,719    313,785,740
-------------------------------------------------------------------------------------
 End of period..........  $1,585,103,792  $ 619,039,186   $72,068,681  $ 291,975,405
-------------------------------------------------------------------------------------
Undistributed
 (overdistributed) net
 investment income......  $     (349,786) $     (62,915)  $  (769,286) $     201,525
-------------------------------------------------------------------------------------

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                           Select Fixed Income Funds
                      Statements of Changes in Net Assets
                         Year Ended September 30, 1999

                                      Adjustable   Core Bond Fund  Fixed Income
                                      Rate Fund         (a)            Fund
---------------------------------------------------------------------------------
Operations
 Net investment income.............  $  2,189,264  $   19,149,689  $  36,359,046
 Net realized gains or losses on
  securities, futures contracts and
  foreign currency related
  transactions.....................      (206,625)    (17,915,146)     1,416,510
 Net change in unrealized gains or
  losses on securities, and foreign
  currency related transactions....      (203,833)     10,559,806    (33,036,101)
---------------------------------------------------------------------------------
 Net increase (decrease) in net
  assets resulting from
  operations.......................     1,778,806      11,794,349      4,739,455
---------------------------------------------------------------------------------
Distributions to shareholders from
 Net investment income.............
 Class I...........................    (1,397,318)    (18,838,531)   (35,671,468)
 Class IS..........................      (793,896)       (117,748)      (658,927)
 Net realized gains................
 Class I...........................             0        (144,394)             0
 Class IS..........................             0          (3,606)             0
---------------------------------------------------------------------------------
 Total distributions to
  shareholders.....................    (2,191,214)    (19,104,279)   (36,330,395)
---------------------------------------------------------------------------------
Capital share transactions
 Proceeds from shares sold.........    32,420,775      83,677,773    147,719,575
 Payment for shares redeemed.......   (10,412,264)    (48,148,961)  (200,209,090)
 Net asset value of shares issued
  in reinvestment of
  distributions....................     1,817,776       3,931,283      7,882,569
 Net asset value of shares issued
  in acquisition of:
 Common Trust Funds................             0     312,235,534              0
 Investment Companies..............             0     592,389,300              0
---------------------------------------------------------------------------------
 Net increase (decrease) in net
  assets resulting from capital
  share transactions...............    23,826,287     944,084,929    (44,606,946)
---------------------------------------------------------------------------------
  Total increase (decrease) in net
   assets..........................    23,413,879     936,774,999    (76,197,886)
Net assets
 Beginning of period...............    32,818,552     111,749,630    678,715,328
---------------------------------------------------------------------------------
 End of period.....................  $ 56,232,431  $1,048,524,629  $ 602,517,442
---------------------------------------------------------------------------------
Undistributed (overdistributed) net
 investment income.................           924        (225,304)      (631,290)
---------------------------------------------------------------------------------

(a) For the six months ended September 30, 1999. The fund changed its fiscal year end from March 31 to September 30, effective September 30, 1999.

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                           Select Fixed Income Funds
                Statements of Changes in Net Assets (continued)
                         Year Ended September 30, 1999

                                                                         Limited
                           Income Plus    Intermediate   International   Duration
                               Fund         Bond Fund      Bond Fund       Fund
------------------------------------------------------------------------------------
Operations
 Net investment income..  $   86,445,775  $  33,672,831   $ 1,997,899  $  8,117,604
 Net realized gains or
  losses on securities,
  futures contracts and
  foreign currency
  related transactions..      (9,539,387)    (3,177,212)    3,129,348       (98,199)
 Net change in
  unrealized gains or
  losses on securities,
  and foreign currency
  related transactions..     (95,323,463)   (52,389,950)   (3,192,115)   (2,114,578)
------------------------------------------------------------------------------------
 Net increase (decrease)
  in net assets
  resulting from
  operations............     (18,417,075)   (21,894,331)    1,935,132     5,904,827
------------------------------------------------------------------------------------
Distributions to
 shareholders from
 Net investment income..
 Class I................     (85,924,615)   (33,430,318)   (1,906,784)   (8,066,740)
 Class IS...............        (510,896)      (236,269)       (5,278)      (43,790)
 Net realized gains.....
 Class I................     (12,260,419)    (9,895,453)            0      (125,867)
 Class IS...............         (77,202)       (67,252)            0        (1,052)
------------------------------------------------------------------------------------
 Total distributions to
  shareholders..........     (98,773,132)   (43,629,292)   (1,912,062)   (8,237,449)
------------------------------------------------------------------------------------
Capital share
 transactions
 Proceeds from shares
  sold..................     233,942,078     81,766,341    14,680,094    65,588,737
 Payment for shares
  redeemed..............    (314,597,134)  (106,674,508)   (7,438,959)  (65,752,963)
 Net asset value of
  shares issued in
  reinvestment of
  distributions.........      17,855,318      8,732,727     1,496,453     2,540,973
 Net asset value of
  shares issued in
  acquisition of:
 Common Trust Funds.....     610,301,298              0             0             0
 Investment Companies...               0     40,425,308             0   242,317,183
------------------------------------------------------------------------------------
 Net increase (decrease)
  in net assets
  resulting from capital
  share transactions....     547,501,560     24,249,868     8,737,588   244,693,930
------------------------------------------------------------------------------------
  Total increase
   (decrease) in net
   assets...............     430,311,353    (41,273,755)    8,760,658   242,361,308
Net assets
 Beginning of period....   1,374,768,556    751,609,852    46,736,061    71,424,432
------------------------------------------------------------------------------------
 End of period..........  $1,805,079,909  $ 710,336,097   $55,496,719  $313,785,740
------------------------------------------------------------------------------------
Undistributed
 (overdistributed) net
 investment income......        (509,450)        12,256       324,141         5,793
------------------------------------------------------------------------------------

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                           Select Fixed Income Funds
                      Statements of Changes in Net Assets
                         Year Ended March 31, 1999 (a)

                                                                    Core Bond
                                                                       Fund
--------------------------------------------------------------------------------
Operations
 Net investment income...........................................  $  6,395,051
 Net realized gains on securities and foreign currency related
  transactions...................................................     1,960,347
 Net change in unrealized gains or losses on securities and
  foreign currency related transactions..........................    (1,449,745)
--------------------------------------------------------------------------------
 Net increase in net assets resulting from operations............     6,905,653
--------------------------------------------------------------------------------
Distributions to shareholders from
 Net investment income
 Class I.........................................................    (6,248,934)
 Class IS........................................................      (154,241)
 Net realized gains
 Class I.........................................................    (2,212,023)
 Class IS........................................................       (55,284)
--------------------------------------------------------------------------------
 Total distributions to shareholders.............................    (8,670,482)
--------------------------------------------------------------------------------
Capital share transactions
 Proceeds from shares sold.......................................    18,357,060
 Payment for shares redeemed.....................................   (12,547,141)
 Net asset value of shares issued in reinvestment of
  distributions..................................................     8,385,840
--------------------------------------------------------------------------------
 Net increase in net assets resulting from capital share
  transactions...................................................    14,195,759
--------------------------------------------------------------------------------
  Total increase in net assets...................................    12,430,930
Net assets
 Beginning of period.............................................    99,318,700
--------------------------------------------------------------------------------
 End of period...................................................  $111,749,630
--------------------------------------------------------------------------------
Undistributed net investment income..............................  $          0
--------------------------------------------------------------------------------

(a) The information presented is for the Tattersall Bond Fund, the accounting survivor in the June 4, 1999 merger with Select Core Bond Fund, restated to give effect to this transaction.

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                           Select Fixed Income Funds
                      Statements of Changes in Net Assets

                                                        Fixed Income Fund II
                                                       Year Ended October 31,
                                                          1999         1998
--------------------------------------------------------------------------------
Operations
 Net investment income..............................  $  5,058,629  $ 4,321,183
 Net realized gains or losses on securities and
  futures contracts.................................    (2,172,496)     774,135
 Net change in unrealized gains or losses on
  securities and futures contracts..................    (2,191,118)     (60,111)
--------------------------------------------------------------------------------
 Net increase in net assets resulting from
  operations........................................       695,015    5,035,207
--------------------------------------------------------------------------------
Distributions to shareholders from
 Net investment income
 Class I (a)........................................    (5,016,287)  (4,374,722)
 Class IS...........................................             0            0
 Net realized gains
 Class I (a)........................................      (798,581)    (285,172)
 Class IS...........................................             0            0
--------------------------------------------------------------------------------
 Total distributions to shareholders................    (5,814,868)  (4,659,894)
--------------------------------------------------------------------------------
Capital share transactions
 Proceeds from shares sold..........................    15,646,360   23,755,754
 Payment for shares redeemed........................   (20,614,478)  (6,804,702)
 Net asset value of shares issued in reinvestment of
  distributions.....................................     4,156,912    4,307,983
--------------------------------------------------------------------------------
 Net Increase (decrease) in net assets resulting
  from capital share transactions...................      (811,206)  21,259,035
--------------------------------------------------------------------------------
  Total increase (decrease) in net assets...........    (5,931,059)  21,634,348
Net assets
 Beginning of period................................    83,372,332   61,737,984
--------------------------------------------------------------------------------
 End of period......................................  $ 77,441,273  $83,372,332
--------------------------------------------------------------------------------
Undistributed net investment income.................  $    222,341  $   210,480
--------------------------------------------------------------------------------

(a) Effective October 18, 1999 shareholders of Mentor Fixed Income Portfolio became owners of that number of full and fractional shares of Class I of Evergreen Select Fixed Income Fund II.

                  See Combined Notes to Financial Statements.

                     Combined Notes to Financial Statements

1. ORGANIZATION

The Evergreen Select Fixed Income Funds consist of Evergreen Select Adjustable Rate Fund ("Adjustable Rate Fund"), Evergreen Select Core Bond Fund ("Core Bond Fund"), Evergreen Select Fixed Income Fund ("Fixed Income Fund"), Evergreen Se-lect Fixed Income Fund II ("Fixed Income Fund II"), Evergreen Select High Yield Bond Fund ("High Yield Bond Fund"), Evergreen Select Income Plus Fund ("Income Plus Fund"), Evergreen Select Intermediate Term Municipal Bond Fund ("Intermediate Bond Fund"), Evergreen Select International Bond Fund ("Interna-tional Bond Fund") and Evergreen Select Limited Duration Fund ("Limited Dura-tion Fund"), (collectively, the "Funds"). Each Fund is a diversified series of Evergreen Select Fixed Income Trust (the "Trust"), a Delaware business trust organized on September 18, 1997. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act").

The Funds offer Institutional shares ("Class I") and Institutional Service shares ("Class IS"). In addition, Adjustable Rate Fund offers Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge. Class B and Class C shares are sold without a front-end sales charge, but pay a higher ongoing distribution fee than Class A. Class B and Class C shares are sold subject to a contingent deferred sales charge that is payable upon redemp-tion and decreases depending on how long the shares have been held. Class I and Class IS shares are sold without a front-end sales charge or contingent de-ferred sales charge; however, Class IS shares pay an ongoing service fee.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently fol-lowed by the Funds in the preparation of their financial statements. The poli-cies are in conformity with generally accepted accounting principles, which re-quire management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

A. Valuation of Securities
Corporate bonds, U.S. government obligations, mortgage and other asset-backed securities, municipal bonds and other fixed-income securities are valued at prices provided by an independent pricing service. In determining a price for normal institutional-size transactions, the pricing service uses methods based on market transactions for comparable securities and analysis of various rela-tionships between similar securities which are generally recognized by institu-tional traders. Securities for which valuations are not available from an inde-pendent pricing service may be valued by brokers which use prices provided by market makers or estimates of market value obtained from yield data relating to investments or securities with similar characteristics.

Securities traded on a national securities exchange or included on the Nasdaq National Market System ("NMS") and other securities traded in the over-the-counter market are valued at the last reported sales price on the exchange where primarily traded. Securities traded on an exchange or NMS and other secu-rities traded in the over-the-counter market for which there has been no sale are valued at the mean between the last reported bid and asked price.

Securities for which valuations are not readily available (including restricted securities) are valued at fair value as determined in good faith according to procedures established by the Board of Trustees.

Mutual fund shares held in a fund are valued at the net asset value of each mu-tual fund.

Short-term investments with remaining maturities of 60 days or less are carried at amortized cost, which approximates market value.

B. Repurchase Agreements
Securities pledged as collateral for repurchase agreements are held in a segre-gated account by the custodian on the Fund's behalf. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the Fund and the counterparty. Each Fund monitors the ade-quacy of the collateral daily and will require the seller to provide additional collateral in the event the market value of the securities pledged falls below the carrying value of the repurchase agreement, including accrued interest. Each Fund will only enter into repurchase agreements with banks and other fi-nancial institutions, which are deemed by the investment advisor to be credit-worthy pursuant to guidelines established by the Board of Trustees.

Pursuant to an exemptive order issued by the Securities and Exchange Commis-sion, the Funds may transfer uninvested cash balances into a joint trading ac-count. These balances are invested in one or more repurchase agreements that are fully collateralized by U.S. Treasury and/or federal agency obligations.

C. Reverse Repurchase Agreements
To obtain short-term financing, the Funds may enter into reverse repurchase agreements with qualified third-party broker-dealers. Interest on the value of reverse repurchase agreements is based upon competitive market rates at the time of issuance. At the time the Fund enters into a reverse repurchase agree-ment, it will establish and maintain a segregated account with the custodian containing qualifying assets having a value not less than the repurchase price, including accrued interest. If the counterparty to the transaction is rendered insolvent, the ultimate repurchase of the collateral securities by the Fund may be delayed or limited.

D. Foreign Currency
The books and records of the Funds are maintained in United States (U.S.) dol-lars. Foreign currency amounts are translated into U.S. dollars as follows: market value of investments, other assets and liabilities at the daily rate of exchange; purchases and sales of investments and income and expenses at the rate of exchange prevailing on the respective dates of such transactions. Net unrealized foreign exchange gains or losses resulting from changes in foreign currency exchange rates is a component of net unrealized gains or losses on se-curities and foreign currency related transactions. Net realized foreign cur-rency gain or loss on foreign currency related transactions includes foreign currency gains and losses between trade date and settlement date on investment securities transactions, gains and losses from foreign currency related trans-actions and the difference between the amounts of interest and dividends re-corded on the books of the Fund and the amount actually received. The portion of foreign currency gains or losses related to fluctuations in exchange rates between the initial purchase trade date and subsequent sale trade date is in-cluded in realized gain or loss on securities.

E. Futures Contracts
In order to gain exposure to or protect against changes in security values, the Funds may buy and sell futures contracts. The initial margin deposited with a broker when entering into a futures transaction is subsequently adjusted by daily payments or receipts ("variation margin") as the value of the contract changes. Such changes are recorded as unrealized gains or losses. Realized gains or losses are recognized on closing the contract.

Risks of entering into futures contracts include (i) the possibility of an il-liquid market for the contract, (ii) the possibility that a change in the value of the contract may not correlate with changes in the value of the underlying instrument or index, and (iii) the credit risk that the other party will not fulfill their obligations under the contract. Futures contracts also involve elements of market risk in excess of the amount reflected in each Fund's State-ment of Assets and Liabilities.

F. Forward Foreign Currency Exchange Contracts
The Funds may enter into forward foreign currency exchange contracts ("forward contracts") to settle portfolio purchases and sales of securities denominated in a foreign currency and to hedge certain assets or liabilities denominated in a foreign currency. Forward contracts are recorded at the forward rate and marked-to-market daily. Realized gains and losses arising from such transac-tions are included in net realized gain or loss on foreign currency related transactions. The Fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract and is subject to the credit risk that the other party will not fulfill their obligations under the contract. Forward contracts involve elements of market risk in excess of the amount reflected in each Fund's Statement of Assets and Liabilities.

G. When-issued and Delayed Delivery Transactions
The Funds record when-issued or delayed delivery transactions on the trade date and will segregate with the custodian qualifying assets having a value suffi-cient to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked-to-market daily and the Fund begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

H. Securities Lending
In order to generate income and to offset expenses, the Funds may lend portfo-lio securities to brokers, dealers and other qualified financial organizations. Loans of securities will be collateralized by cash, letters of credit or U.S. Government securities that are maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities, including ac-crued interest. The Fund monitors the adequacy of the collateral daily and will require the borrower to provide additional collateral as necessary. While such securities are on loan, the borrower will pay a Fund any income accruing there-on, and the Fund may invest any cash collateral received in portfolio securi-ties, thereby increasing its return. A Fund will have the right to call any such loan and obtain the securities loaned at any time on five days' notice. The Fund bears the risk that the borrower may not provide additional collateral when required or return the securities when due.

I. Dollar Rolls Transactions
Each Fund may engage in dollar roll transactions with respect to mortgage-backed securities. In a mortgage dollar roll transaction, a Fund sells a mort-gage-backed security to a financial institution, such as a bank or broker/dealer and simultaneously agrees to repurchase a substantially similar (i.e. same type, coupon and maturity) security from the institution at a later date at an agreed upon price. During the roll period the Fund foregoes princi-pal and interest paid on the securities. The Fund receives compensation as con-sideration for entering into the commitment to repurchase. The compensation is recorded as deferred income and amortized to income over the roll period, or alternatively, a lower price for the security upon its repurchase.

J. Security Transactions and Investment Income
Securities transactions are accounted for no later than one business day after the trade date. Realized gains and losses are computed on the identified cost basis. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Dividend income is recorded on the ex-dividend date or in the case of some foreign securities, on the date there-after when the Fund is made aware of the dividend. Foreign income and capital gains realized on some foreign securities may be subject to foreign taxes, which are accrued as applicable.

K. Federal Taxes
The Funds intend to comply with the provisions of the Internal Revenue Code ap-plicable to regulated investment companies and to distribute all of their net investment company taxable income, net tax-exempt income and net capital gains, if any, to their shareholders. Accordingly, no provision for federal income or excise tax is required.

L. Distributions
Distributions from net investment income for each Fund, except Fixed Income Fund II and International Bond Fund, are declared daily and paid monthly. Dis-tributions from net investment income for Fixed Income Fund II and Interna-tional Bond Fund are declared and paid quarterly. Distributions from net real-ized capital gains, if any, are paid at least annually. To the extent that re-alized capital gains can be offset by capital loss carryforwards, it is each Fund's policy not to distribute such gains. Distributions to shareholders are recorded at the close of business on the ex-dividend date.

Income and capital gains distributions to shareholders are determined in accor-dance with income tax regulations, which may differ from generally accepted ac-counting principles. Reclassifications have been made to the Funds' components of net assets to reflect income and gains available for distribution (or avail-able capital loss carryovers, as applicable) under income tax regulations. The primary permanent differences causing such reclassifications are due to, net realized foreign currency gains or losses, certain repurchases of securities sold at a loss, certain capital loss carryforwards assumed as a result of acquisi-tions and differing treatment of mortgage dollar rolls.

M. Class Allocations
Income, expenses (other than class specific expenses) and realized and unrealized gains and losses are prorated among the classes based on the rela-tive net assets of each class. Currently, class specific expenses are limited to expenses incurred under the Distribution Plans for each class.

N. Organization Expenses
Expenses relating to the organization of High Yield Bond Fund have been re-flected in High Yield Bond Fund's operating results for the period ended Sep-tember 30, 2000.

3. INVESTMENT ADVISORY AGREEMENT AND OTHER AFFILIATED TRANSACTIONS

Evergreen Investment Management Company ("EIMC"), an indirect, wholly owned subsidiary of First Union National Bank ("FUNB"), is the investment advisor for Adjustable Rate Fund and High Yield Bond Fund. In return for providing invest-ment management services, the Funds pay EIMC a management fee that is computed and paid daily. The management fee for Adjustable Rate Fund and High Yield Bond Fund is computed at an annual rate of 0.21% and 0.50%, respectively, of the av-erage daily net assets of the respective Fund. Prior to January 3, 2000, the management fee for Adjustable Rate Fund was calculated at an annual rate of 0.30% of its average daily net assets.

Tattersall Advisory Group ("TAG"), a subsidiary of FUNB, is the investment ad-visor for Core Bond Fund. In return for its services, the Fund pays TAG a man-agement fee that is computed and paid daily at an annual rate of 0.32% of the Fund's average daily net assets. Prior to January 3, 2000, the management fee for Core Bond Fund was calculated at an annual rate of 0.40% of its average daily net assets.

FUNB, a subsidiary of First Union Corporation ("First Union"), is the invest-ment advisor for Fixed Income Fund, Income Plus Fund, Intermediate Bond Fund and Limited Duration Fund. In return for providing investment management serv-ices, the Funds pay FUNB a management fee that is computed and paid daily. The management fee is computed based on the following percentages of each Fund's average daily net assets:

                                                            Rate prior to
                                               Current Rate   1/3/2000
                                               --------------------------
         Fixed Income Fund....................     0.42%        0.50%
         Income Plus Fund.....................     0.42%        0.50%
         Intermediate Bond Fund...............     0.52%        0.60%
         Limited Duration Fund................     0.22%        0.30%

Mentor Investment Advisors, LLC ("Mentor Advisors"), a subsidiary of First Union, is the investment advisor for the Fixed Income Fund II. Mentor Advisors receives no compensation for its services.

First International Advisors, Ltd. ("FIA"), a subsidiary of First Union, is the investment advisor for the International Bond Fund. In return for providing in-vestment management services, the Fund pays FIA a management fee that is com-puted and paid daily. The management fee for International Bond Fund is com-puted at an annual rate of 0.52% of the average daily net assets of the Fund. Prior to January 3, 2000, the management fee was calculated at an annual rate of 0.60% of the average daily net assets of the Fund.

During the year ended September 30, 2000, the amount of investment advisory fees waived by the investment advisors and the impact on each Fund's annualized expense ratio represented as a percentage of its average net assets were as follows:

                                                           % of Average
                                             Fees Waived Daily Net Assets
                                             ----------------------------
         Adjustable Rate Fund...............  $ 17,507         0.02%
         Core Bond Fund.....................   788,947         0.07
         Fixed Income Fund..................   351,621         0.06
         High Yield Bond Fund...............    76,073         0.18
         Income Plus Fund...................   969,386         0.06
         Intermediate Bond Fund.............   183,242         0.03
         International Bond Fund............    96,364         0.18
         Limited Duration Fund..............   294,327         0.10

Evergreen Investment Services ("EIS"), an indirect, wholly owned subsidiary of FUNB, is the administrator to the Funds. As administrator, EIS provides the Funds with facilities, equipment and personnel. Prior to May 1, 2000, The BISYS Group, Inc. ("BISYS") served as the sub-administrator to the Funds and provided the officers of the Funds. Officers of the Funds and affiliated Trustees re-ceive no compensation directly from the Funds.

For its services, each Fund, (except Fixed Income Fund II) pays the administra-tor a fee at the annual rate of 0.10% of each Fund's average daily net assets. EIS receives no compensation from Fixed Income Fund II for its services. For each Fund, except Adjustable Rate Fund, the sub-administrator was paid by the administrator out of its fees until the sub-administration agreement with BISYS was terminated on April 30, 2000.

Prior to January 3, 2000, the administrator and sub-administrator for each Fund, except Adjustable Rate Fund and Fixed Income Fund II, were entitled to an annual fee based on the combined average daily net assets of all the funds ad-ministered by EIS for which First Union or its investment advisory subsidiaries were also the investment advisors. The administration fee was calculated by ap-plying percentage rates, which started at 0.05% and declined to 0.01% per annum as net assets increased, to the average daily net assets of each Fund. The sub-administration fee was calculated by applying percentage rates, which started at 0.01% and declined to 0.004% per annum as net assets increased, to the aver-age daily net assets of each Fund.

Prior to January 3, 2000, the administration fee for Adjustable Rate Fund was paid by the investment advisor and was not a fund expense. However, the Funds reimbursed EIMC for providing certain administration and accounting expenses.

During the year ended September 30, 2000, the Funds paid or accrued to EIS the following amounts for administrative and sub-administrative services:

                                        Administration Sub-administration
                                             Fee              Fee
                                        ---------------------------------
         Adjustable Rate Fund..........   $   41,563        $     0
         Core Bond Fund................      896,517         23,877
         Fixed Income Fund.............      452,759         13,044
         High Yield Bond Fund..........       41,891            609
         Income Plus Fund..............    1,299,670         35,443
         Intermediate Bond Fund........      505,003         15,016
         International Bond Fund.......       40,581          1,217
         Limited Duration Fund.........      226,074          5,894

Evergreen Service Company ("ESC"), an indirect, wholly owned subsidiary of FUNB, is the transfer and dividend disbursing agent for the Funds.

4. DISTRIBUTION PLANS

Evergreen Distributor, Inc. ("EDI"), a wholly owned subsidiary of BISYS, serves as principal underwriter to the Funds.

Each Fund has adopted Distribution Plans, as allowed by Rule 12b-1 of the 1940 Act, for Class IS shares, as well as for Class A, Class B and Class C for Ad-justable Rate Fund. Distribution plans permit a Fund to compensate its princi-pal underwriter for costs related to selling shares of the Fund and for various other services. These costs, which consist primarily of commissions and service fees to broker-dealers who sell shares of the Fund, are paid by the Fund through "Distribution Plan expenses." Under the Distribution Plans, each class incurs distribution fees at the following annual rates:

                                                             Average Daily
                                                              Net Assets
                                                             -------------
         Class A............................................     0.25%
         Class B............................................     1.00
         Class C............................................     1.00
         Class IS...........................................     0.25

Of the above amounts, each share class may pay under its Distribution Plan a maximum service fee of 0.25% of the average daily net assets of the class to pay for shareholder service fees.

During the year ended September 30, 2000, amounts paid or accrued to EDI pursu-ant to the Distribution Plans were as follows:

                                       Class A Class B Class C Class IS
                                       --------------------------------
         Adjustable Rate Fund......... $10,789 $9,887  $7,071  $43,265
         Core Bond Fund...............       0      0       0   32,543
         Fixed Income Fund............       0      0       0   31,187
         Fixed Income Fund II.........       0      0       0        3
         High Yield Bond Fund.........       0      0       0        3
         Income Plus Fund.............       0      0       0   36,638
         Intermediate Bond Fund.......       0      0       0   17,766
         International Bond Fund......       0      0       0      554
         Limited Duration Fund........       0      0       0   19,342

With respect to the Class B and C shares, the principal underwriter may pay distribution fees greater than the allowable annual amounts each Fund is per-mitted to pay under the Distribution Plans.

Each Distribution Plan may be terminated at any time by vote of the Independent Trustees or by vote of a majority of the outstanding voting shares.

5. ACQUISITIONS

On July 21, 2000, Adjustable Rate Fund acquired substantially all the assets and assumed certain liabilities of Evergreen Capital Preservation and Income Fund in exchange for Class A, Class B and Class C shares of Adjustable Rate Fund. The acquired net assets consisted primarily of portfolio securities with unrealized depreciation of $236,471. The aggregate net assets of Adjustable Rate Fund and Evergreen Capital Preservation and Income Fund immediately prior to the acquisition were $46,395,424 and $36,327,117, respectively. The aggre-gate net assets of Adjustable Rate Fund immediately after the acquisition were $82,722,541.

On June 25, 1999 several of the Funds acquired the net assets of certain common trust funds managed by FUNB. These acquisitions were accomplished through tax-able or tax-free exchanges of Class I shares of each Fund. The value of total shares issued, net assets acquired and unrealized appreciation of each Fund were as follows:

                                                                  Total     Total Net     Unrealized
                                                                 Shares       Assets     Appreciation
    Acquiring Fund            Common Trust Fund Acquired         Issued      Acquired   (Depreciation)
------------------------------------------------------------------------------------------------------
Core Bond Fund          CoreFund Charitable Fixed Income Trust  10,632,584 $106,874,434  $(2,608,935)
                        CoreFund Bond Fund                      20,219,688  203,240,383            0
                        Signet Premium Income Fund                 210,985    2,120,717      (32,764)
                                                               ----------- ------------  -----------
                                                                31,063,257  312,235,534   (2,641,699)
Income Plus Fund        CoreFund Fixed Income Fund              45,904,652  248,651,717   (5,968,898)
                        CoreFund Bond Trust                     66,765,388  361,649,581   (6,978,079)
                                                               ----------- ------------  -----------
                                                               112,670,040  610,301,298  (12,946,977)
Intermediate Bond Fund  CoreFund Delaware Municipal Bond Fund      644,587   40,425,308      304,901
                                                               ----------- ------------  -----------
Limited Duration Fund   CoreFund Intermediate Bond Trust        10,728,927  109,605,697     (334,385)
                        CoreFund Intermediate Fund               4,178,636   42,688,717      (21,833)
                        CoreFund Intermediate Bond Fund          8,812,023   90,022,769            0
                                                               ----------- ------------  -----------
                                                                23,719,586  242,317,183     (356,218)

On June 4, 1999, Core Bond Fund acquired substantially all the assets and as-sumed certain liabilities of the Tattersall Bond Fund ("Tattersall"), an open-end management investment company, registered under 1940 Act, through a tax-free exchange of Class I and Class IS shares. The acquired net assets consisted primarily of portfolio securities with unrealized depreciation of $1,251,269. The aggregate net assets of Tattersall and Core Bond Fund immediately before the acquisition were $109,122,148 and $592,389,300, respectively. The aggregate net assets of Core Bond Fund after the acquisition were $701,511,448. Since TAG was expected to be the investment adviser to Core Bond Fund after the acquisi-tion and Core Bond Fund was to be managed in accordance with Tattersall's in-vestment objective and policies, it was determined that Tattersall would be the accounting and performance survivor of this reorganization and as such its ba-sis of accounting for assets and liabilities and its operating results for prior periods have been carried forward.

6. CAPITAL SHARE TRANSACTIONS

The Funds have an unlimited number of shares of beneficial interest with $0.001 par value authorized. Shares of beneficial interest of the Funds are currently divided into Class I and Class IS, as well as Class A, Class B and Class C for Adjustable Rate Fund. Transactions in shares of the Funds were as follows:

Adjustable Rate Fund

                                         Year Ended September 30,
                               ------------------------------------------------
                                        2000                     1999
                               ------------------------  ----------------------
                                 Shares       Amount      Shares      Amount
--------------------------------------------------------------------------------
Class A (a)
Shares sold..................      73,667  $    700,007
Shares redeemed..............    (173,059)   (1,646,963)
Shares issued in reinvestment
 of distributions............      22,701       215,914
Shares issued in acquisition
 of Evergreen Capital
 Preservation and Income
 Fund........................   2,864,628    27,303,067
--------------------------------------------------------------------------------
Net increase.................   2,787,937    26,572,025
--------------------------------------------------------------------------------
Class B (a)
Shares sold..................       6,546        62,309
Shares redeemed..............     (31,545)     (300,108)
Shares issued in reinvestment
 of distributions............       3,909        37,177
Shares issued in acquisition
 of Evergreen Capital
 Preservation and Income
 Fund........................     553,117     5,271,655
--------------------------------------------------------------------------------
Net increase.................     532,027     5,071,033
--------------------------------------------------------------------------------
Class C (a)
Shares sold..................      23,872       226,782
Shares redeemed..............     (31,516)     (299,574)
Shares issued in reinvestment
 of distributions............       2,299        21,862
Shares issued in acquisition
 of Evergreen Capital
 Preservation and Income
 Fund........................     393,719     3,752,395
--------------------------------------------------------------------------------
Net increase.................     388,374     3,701,465
--------------------------------------------------------------------------------
Class I
Shares sold..................   1,026,242     9,957,317  1,602,911  $15,347,739
Shares redeemed..............  (1,555,676)  (14,823,916)  (354,414)  (3,423,816)
Shares issued in reinvestment
 of distributions............     203,359     1,761,786    125,051    1,199,107
--------------------------------------------------------------------------------
Net increase (decrease)......    (326,075)   (3,104,813) 1,373,548   13,123,030
--------------------------------------------------------------------------------
Class IS
Shares sold..................   3,440,789    32,773,044  1,780,289   17,073,036
Shares redeemed..............  (3,502,235)  (33,366,750)  (728,144)  (6,988,448)
Shares issued in reinvestment
 of distributions............      89,156       849,426     64,525      618,669
--------------------------------------------------------------------------------
Net increase.................      27,710       255,720  1,116,670   10,703,257
--------------------------------------------------------------------------------
Net increase.................              $ 32,495,430             $23,826,287
--------------------------------------------------------------------------------

(a) For the period from June 30, 2000 (commencement of class operations) to September 30, 2000.

Core Bond Fund

                                     Year Ended September 30,
                         ----------------------------------------------------        Year Ended
                                   2000                     1999 (b)             March 31, 1999 (c)
                         --------------------------  ------------------------  ------------------------
                           Shares        Amount        Shares       Amount       Shares       Amount
--------------------------------------------------------------------------------------------------------
Class I
Shares sold.............  41,868,670  $ 417,398,564   7,983,350  $ 81,433,457   1,686,530  $ 17,978,857
Shares redeemed......... (19,749,904)  (196,203,342) (4,611,016)  (46,750,534) (1,092,498)  (11,649,216)
Shares issued in
 reinvestment of
 distributions..........   1,515,762     15,104,053     378,980     3,856,401     768,493     8,176,315
Shares issued in
 acquisition of:
 Common Trust Funds.....           0              0  31,063,256   312,235,534           0             0
 Investment Companies...           0              0  58,366,376   590,194,768           0             0
--------------------------------------------------------------------------------------------------------
Net increase............  23,634,528    236,299,275  93,180,946   940,969,626   1,362,525    14,505,956
--------------------------------------------------------------------------------------------------------
Class IS
Shares sold.............   3,016,834     30,097,192     223,070     2,244,316      35,245       378,203
Shares redeemed.........  (1,434,674)   (14,308,583)   (138,270)   (1,398,427)    (84,097)     (897,925)
Shares issued in
 reinvestment of
 distributions..........      48,441        481,894       7,336        74,882      19,694       209,525
Shares issued in
 acquisition of
 Investment Companies...           0              0     222,949     2,194,532           0             0
--------------------------------------------------------------------------------------------------------
Net increase
 (decrease).............   1,630,601     16,270,503     315,085     3,115,303     (29,158)     (310,197)
--------------------------------------------------------------------------------------------------------
Net increase............              $ 252,569,778              $944,084,929              $ 14,195,759
--------------------------------------------------------------------------------------------------------

(b) For the six months ended September 30, 1999. The fund changed its fiscal year end from March 31 to September 30, effective September 30, 1999.
(c) The capital share activity is that of Tattersall Bond Fund, the accounting survivor in the June 4, 1999 merger with Core Bond Fund. The number of shares for each transaction type have been restated to give effect to this transaction.

Fixed Income Fund

                                      Year Ended September 30,
                         ------------------------------------------------------
                                   2000                        1999
                         --------------------------  --------------------------
                           Shares        Amount        Shares        Amount
--------------------------------------------------------------------------------
Class I
Shares sold.............  28,042,018  $ 161,285,403   22,718,254  $ 134,684,835
Shares redeemed......... (35,697,696)  (205,418,401) (31,679,032)  (189,162,288)
Shares issued in
 reinvestment of
 distributions..........   1,157,484      6,664,297    1,260,239      7,507,425
--------------------------------------------------------------------------------
Net decrease............  (6,498,194)   (37,468,701)  (7,700,539)   (46,970,028)
--------------------------------------------------------------------------------
Class IS
Shares sold.............   2,234,345     12,866,355    2,187,052     13,034,740
Shares redeemed.........  (2,133,909)   (12,291,194)  (1,860,394)   (11,046,802)
Shares issued in
 reinvestment of
 distributions..........      86,592        498,466       63,140        375,144
--------------------------------------------------------------------------------
Net increase............     187,028      1,073,627      389,798      2,363,082
--------------------------------------------------------------------------------
Net decrease............              $ (36,395,074)              $ (44,606,946)
--------------------------------------------------------------------------------

Fixed Income Fund II

                                                             Period Ended October 31,
                              Period Ended         ------------------------------------------------
                         September 30, 2000 (a)           1999 (b)                   1998
                         ------------------------  ------------------------  ----------------------
                           Shares       Amount       Shares       Amount      Shares      Amount
----------------------------------------------------------------------------------------------------
Class I (c)
Shares sold.............    387,259  $  4,745,981   1,220,609  $ 15,645,360  1,822,466  $23,755,754
Shares redeemed......... (2,021,519)  (24,725,140) (1,634,506)  (20,614,478)  (520,775)  (6,804,702)
Shares issued in
 reinvestment of
 distributions..........    363,849     4,409,515     327,679     4,156,912    332,359    4,307,983
----------------------------------------------------------------------------------------------------
Net increase
 (decrease)............. (1,270,411)  (15,569,644)    (86,218)     (812,206) 1,634,050   21,259,035
----------------------------------------------------------------------------------------------------
Class IS
Shares sold.............          0             0          82         1,000
Shares redeemed.........          0             0           0             0
Shares issued in
 reinvestment of
 distributions..........          6            75           0             0
----------------------------------------------------------------------------------------------------
Net increase............          6            75          82         1,000
----------------------------------------------------------------------------------------------------
Net increase
 (decrease).............             $(15,569,569)             $   (811,206)            $21,259,035
----------------------------------------------------------------------------------------------------

(a) For the eleven months ended September 30, 2000. The fund changed its fiscal year end from October 31 to September 30, effective September 30, 2000.
(b) For Class IS, for the period from October 18, 1999 (commencement of class operations) to October 31, 1999.
(c) Effective October 18, 1999, shareholders of Mentor Fixed Income Portfolio became owners of that number of full and fractional shares of Class I of Evergreen Select Fixed Income Fund II.

High Yield Fund

                                                            Period Ended
                                                       September 30, 2000 (d)
                                                       ------------------------
                                                         Shares       Amount
--------------------------------------------------------------------------------
Class I
Shares sold...........................................  7,889,907  $ 77,730,803
Shares redeemed.......................................    (36,534)     (350,000)
Shares issued in reinvestment of distributions........      7,685        74,584
--------------------------------------------------------------------------------
Net increase..........................................  7,861,058    77,455,387
--------------------------------------------------------------------------------
Class IS
Shares sold...........................................        100         1,000
Shares redeemed.......................................          0             0
Shares issued in reinvestment of distributions........          7            70
--------------------------------------------------------------------------------
Net increase..........................................        107         1,070
--------------------------------------------------------------------------------
Net increase..........................................             $ 77,456,457
--------------------------------------------------------------------------------

(d) For the period from November 30, 1999 (commencement of class operations) to September 30, 2000.

Income Plus Fund

                                      Year Ended September 30,
                         ------------------------------------------------------
                                   2000                        1999
                         --------------------------  --------------------------
                           Shares        Amount        Shares        Amount
--------------------------------------------------------------------------------
Class I
Shares sold.............  37,646,502  $ 200,329,489   38,979,040  $ 218,566,129
Shares redeemed......... (77,546,544)  (412,912,189) (54,255,598)  (302,962,132)
Shares issued in
 reinvestment of
 distributions..........   1,010,675      5,387,166    3,076,886     17,501,272
Shares issued in
 acquisition of Common
 Trust Funds............           0              0  112,670,040    610,301,298
--------------------------------------------------------------------------------
Net increase
 (decrease)............. (38,889,367)  (207,195,534) 100,470,368    543,406,567
--------------------------------------------------------------------------------
Class IS
Shares sold.............   4,969,183     26,485,424    2,754,186     15,375,949
Shares redeemed.........  (4,043,770)   (21,495,138)  (2,080,768)   (11,635,002)
Shares issued in
 reinvestment of
 distributions..........     103,229        550,717       62,835        354,046
--------------------------------------------------------------------------------
Net increase............   1,028,642      5,541,003      736,253      4,094,993
--------------------------------------------------------------------------------
Net increase
 (decrease).............              $(201,654,531)              $ 547,501,560
--------------------------------------------------------------------------------

Intermediate Municipal Bond Fund

                                       Year Ended September 30,
                           ---------------------------------------------------
                                     2000                      1999
                           -------------------------  ------------------------
                             Shares       Amount        Shares       Amount
-------------------------------------------------------------------------------
Class I
Shares sold..............   1,776,137  $ 106,824,895   1,116,432  $ 71,950,904
Shares redeemed..........  (3,151,965)  (189,521,923) (1,534,043)  (98,321,050)
Shares issued in
 reinvestment of
 distributions...........       2,045        122,985     131,074     8,571,865
Shares issued in
 acquisition of Common
 Trust Funds.............           0              0     644,588    40,425,308
-------------------------------------------------------------------------------
Net increase (decrease)..  (1,373,783)   (82,574,043)    358,051    22,627,027
-------------------------------------------------------------------------------
Class IS
Shares sold..............     191,688     11,509,716     151,491     9,815,437
Shares redeemed..........    (162,043)    (9,751,757)   (128,949)   (8,353,458)
Shares issued in
 reinvestment of
 distributions...........       3,155        189,517       2,481       160,862
-------------------------------------------------------------------------------
Net increase.............      32,800      1,947,476      25,023     1,622,841
-------------------------------------------------------------------------------
Net increase (decrease)..              $ (80,626,567)             $ 24,249,868
-------------------------------------------------------------------------------

International Bond Fund

                                         Year Ended September 30,
                               -----------------------------------------------
                                        2000                    1999
                               -----------------------  ----------------------
                                 Shares      Amount      Shares      Amount
-------------------------------------------------------------------------------
Class I
Shares sold..................   3,766,723  $31,129,917  1,537,729  $14,497,718
Shares redeemed..............  (1,025,906)  (8,836,426)  (781,161)  (7,361,053)
Shares issued in reinvestment
 of distributions............     256,489    2,240,025    157,821    1,491,568
-------------------------------------------------------------------------------
Net increase.................   2,997,306   24,533,516    914,389    8,628,233
-------------------------------------------------------------------------------
Class IS
Shares sold..................      25,218      218,412     19,285      182,376
Shares redeemed..............     (31,681)    (274,844)    (8,315)     (77,906)
Shares issued in reinvestment
 of distributions............         851        7,517        517        4,885
-------------------------------------------------------------------------------
Net increase (decrease)......      (5,612)     (48,915)    11,487      109,355
-------------------------------------------------------------------------------
Net increase.................              $24,484,601             $ 8,737,588
-------------------------------------------------------------------------------

Limited Duration Fund

                                     Year Ended September 30,
                         ----------------------------------------------------
                                   2000                       1999
                         --------------------------  ------------------------
                           Shares        Amount        Shares       Amount
------------------------------------------------------------------------------
Class I
Shares sold.............   7,415,216  $  74,964,417   6,242,085  $ 64,355,655
Shares redeemed......... (10,505,383)  (106,377,843) (6,370,003)  (65,521,557)
Shares issued in
 reinvestment of
 distributions..........     305,052      3,087,295     242,535     2,506,847
Shares issued in
 acquisition of Common
 Trust Funds............           0              0  23,719,586   242,317,183
------------------------------------------------------------------------------
Net increase
 (decrease).............  (2,785,115)   (28,326,131) 23,834,203   243,658,128
------------------------------------------------------------------------------
Class IS
Shares sold.............   1,291,513     13,067,918     120,212     1,233,082
Shares redeemed.........    (586,512)    (5,927,432)    (22,421)     (231,406)
Shares issued in
 reinvestment of
 distributions..........      34,139        344,761       3,301        34,126
------------------------------------------------------------------------------
Net increase............     739,140      7,485,247     101,092     1,035,802
------------------------------------------------------------------------------
Net increase
 (decrease).............              $ (20,840,884)             $244,693,930
------------------------------------------------------------------------------

7. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of investment securities (excluding short-term securities and mortgage dollar roll transactions) were as follows for the year ended September 30, 2000:

                               Cost of Purchases          Proceeds from Sales
                          --------------------------- ---------------------------
                               U.S.        Non-U.S.        U.S.        Non-U.S.
                            Government    Government    Government    Government
                          -------------------------------------------------------
Adjustable Rate Fund....  $   82,397,332 $          0 $   39,327,910 $          0
Core Bond Fund..........   2,013,419,408  399,803,565  1,529,359,062  606,384,771
Fixed Income Fund.......      65,791,333  166,097,616    145,391,164  131,065,761
Fixed Income Fund II
 (a)....................      63,774,400    9,873,923     58,743,223   23,803,238
High Yield Bond Fund
 (b)....................               0   88,227,976              0   20,836,133
Income Plus Fund........     194,134,771  478,161,613    516,720,304  309,028,043
Intermediate Bond Fund..               0  418,167,827              0  482,356,383
International Bond
 Fund...................         623,160   55,798,877              0   33,488,747
Limited Duration Fund...      62,848,911  124,014,231     21,699,108  153,489,773

(a) For the eleven months ended September 30, 2000. The Fund changed its fiscal year end from October 31 to September 30, effective September 30, 2000.
(b) For the period from November 30, 1999 (commencement of operations) to Sep-tember 30, 2000.

At September 30, 2000, International Bond Fund had forward foreign currency ex-change contracts outstanding as follows:

Forward Foreign Currency Exchange Contracts to Buy:

                                                U.S. Value at    In Exchange Unrealized
         Exchange Date   Contracts to Receive September 30, 2000 for U.S. $  Gain (Loss)
         -------------------------------------------------------------------------------
          10/23/2000      1,496,596,500 JPY      $13,942,631     $13,837,990  $104,641

Forward Foreign Currency Exchange Contracts to Sell:

                                                U.S. Value at    In Exchange Unrealized
         Exchange Date   Contracts to Deliver September 30, 2000 for U.S. $  Gain (Loss)
         -------------------------------------------------------------------------------
          10/10/2000         8,364,884 EUR       $ 7,396,647     $ 7,350,000  $(46,647)
          10/23/2000        15,410,000 EUR        13,635,407      13,837,990   202,583
          10/30/2000         8,863,000 EUR         7,845,148       7,933,173    88,025

The following Funds loaned securities during the year ended September 30, 2000 to certain brokers. At September 30, 2000, the value of the securities on loan, the value of the collateral (including accrued interest) and the income earned on securities lending were as follows:

                                       Value of       Value of    Income
                                  Securities on Loan Collateral   Earned
                                  ---------------------------------------
         Core Bond Fund.........     $16,669,335     $17,021,420 $  3,605
         Fixed Income Fund......      81,731,012      85,195,168  765,091
         Income Plus Fund.......               0               0  634,145
         Limited Duration Fund..       1,636,026       1,673,100    3,168

During the year ended September 30, 2000, the Fixed Income Fund and Income Plus Fund entered into dollar roll transactions. At September 30, 2000, the Funds had the following dollar roll agreements outstanding:

                        Dollar Roll                          Interest  Maturity
                          Amount          Counterparty         Rate      Date
                        --------------------------------------------------------
         Fixed Income
          Fund......... $20,000,000 Paine Webber, Inc.         7.00%  10/19/2000
                         12,000,000 Paine Webber, Inc.         7.00   10/16/2000
                         13,000,000 Prudential Securities      8.00   10/23/2000
                         10,000,000 Morgan Stanley & Co.       7.50   10/16/2000
                         13,000,000 Prudential Securities      8.00   10/16/2000
                         15,000,000 Morgan Stanley & Co.       8.50   10/16/2000
         Income Plus
          Fund.........  11,000,000 AG Edwards & Co.           7.00   10/19/2000
                          8,250,000 Morgan Stanley & Co.       7.00   10/16/2000
                         20,000,000 Morgan Stanley & Co.       7.50   10/16/2000
                         10,000,000 Morgan Stanley & Co.       8.50   10/16/2000
                         20,000,000 Banc One Capital Markets   7.50   10/19/2000
                         10,000,000 Morgan Stanley & Co.       8.00   10/16/2000
                         19,100,000 Prudential Securities      8.00   10/23/2000
                         17,000,000 Morgan Stanley & Co.       7.00   10/23/2000
                          6,500,000 Morgan Stanley & Co.       7.50   10/23/2000

During the year ended September 30, 2000, the Fixed Income Fund and Income Plus Fund earned income on dollar roll transactions as follows:

                                                                  Income
                                                                  Earned
                                                                ----------
         Fixed Income Fund..................................... $1,252,244
         Income Plus Fund......................................  1,048,885

On September 30, 2000 the composition of unrealized appreciation and deprecia-tion on securities based on the aggregate cost of securities for federal income tax purposes were as follows:

                                             Gross        Gross      Net Unrealized
                                           Unrealized   Unrealized   Appreciation/
                              Tax Cost    Appreciation Depreciation  (Depreciation)
                           --------------------------------------------------------
         Adjustable Rate
          Fund...........  $   86,893,753 $   254,256  $  (678,175)   $  (423,919)
         Core Bond Fund..   1,366,734,634  13,835,314   (8,512,247)     5,323,067
         Fixed Income
          Fund...........     731,116,007   5,929,530   (5,555,022)       374,508
         Fixed Income
          Fund II........      60,206,945     701,305     (685,515)        15,790
         High Yield Bond
          Fund...........      74,694,233     465,340   (1,671,708)    (1,206,368)
         Income Plus
          Fund...........   1,702,835,720  24,206,329  (40,839,758)   (16,633,429)
         Intermediate
          Bond Fund......     607,170,455  11,130,674   (6,813,289)     4,317,385
         International
          Bond Fund......      76,298,646           0   (8,680,100)    (8,680,100)
         Limited Duration
          Fund...........     300,667,348   1,454,332   (1,374,714)        79,618

As of September 30, 2000, the Funds had capital loss carryovers for federal in-come tax purposes as follows:

                                                 Expiration
                          ---------------------------------------------------------
                            2001     2002     2003     2006      2007       2008
                          ---------------------------------------------------------
Adjustable Rate Fund....  $478,350 $641,839 $296,983 $114,855 $  476,682 $  187,870
Core Bond Fund..........         0        0        0  336,338          0 19,553,656
Fixed Income Fund II....         0        0        0        0  1,979,112  1,327,303
Income Plus Fund........         0        0        0        0          0 10,088,303
Intermediate Bond Fund..         0        0        0        0          0  8,498,463
International Bond
 Fund...................         0        0        0  325,874          0          0
Limited Duration Fund...         0        0        0        0        975    180,454

Core Bond Fund's capital loss carryforward was created as a result of the June 4, 1999 acquisition of substantially all of the assets and assumption of cer-tain liabilities of the Tattersall Bond Fund in exchange for Core Bond Fund shares. In accordance with income tax regulations, certain Core Bond Fund gains may not be used to offset this capital loss carryforward.

Adjustable Rate Fund's capital loss carryfoward was created as a result of the July 21, 2000 acquisition of substantially all of the assets and assumption of certain liabilities of the Evergreen Capital Preservation and Income Fund in exchange for Adjustable Rate Fund shares. In accordance with income tax regula-tions, certain Adjustable Rate Fund gains may not be used to offset this capi-tal loss carryforward.

Capital losses incurred after October 31 within a Fund's fiscal year are deemed to arise on the first business day of the Fund's following fiscal year. The Funds have incurred and will elect to defer the following post October losses:

                                                                  Post
                                                                 October
                                                                 Losses
                                                               -----------
         Adjustable Rate Fund................................. $   391,555
         Core Bond Fund.......................................   5,535,702
         Fixed Income Fund....................................   4,650,864
         High Yield Bond Fund.................................   1,140,533
         Income Plus Fund.....................................  19,479,760
         Intermediate Bond Fund...............................  17,119,729
         International Bond Fund..............................     610,183
         Limited Duration Fund................................   2,578,335

8. IN-KIND TRANSACTION

On September 25, 2000, Evergreen Select Total Return Bond Fund ("Total Return Bond Fund"), a series of the Trust, executed a redemption in-kind transaction. This transaction liquidated the net asset of Total Return Bond Fund. In turn, on September 25, 2000, the assets from this transaction were transferred on a pro-rata basis to Core Bond Fund, High Yield Bond Fund and International Bond Fund and into a separately managed account of First Union. In exchange for is-suing the following amount of Class I shares, investment securities and cash were contributed to the Core Bond Fund, High Yield Bond Fund and International Bond Fund to complete the transaction:

                                 Class I    Cost/Market Value
                              shares issued   of Securities      Cash
                              ------------------------------------------
         Core Bond Fund......   1,738,187      $15,934,494    $1,255,682
         High Yield Bond
          Fund...............   2,042,699       17,823,986     1,271,971
         International Bond
          Fund...............   2,921,288       21,144,211     1,682,290

The amount of shares issued by the Core Bond Fund, High Yield Bond Fund and In-ternational Bond Fund are reflected in the proceeds from shares sold in each Fund's Statement of Changes in Net Assets for the year ended September 30, 2000.

9. EXPENSE REDUCTIONS

Through expense offset arrangements with ESC and their custodian, a portion of the Fund expenses have been reduced. The amount of expense reductions received by each Fund and the impact of the total expense reductions on each Fund's annualized expense ratio represented as a percentage of its average net assets were as follows:

                                               Total Expense % of Average
                                                Reductions    Net Assets
                                               --------------------------
         Adjustable Rate Fund.................    $ 1,868        0.00%
         Core Bond Fund.......................     44,120        0.00
         Fixed Income Fund....................     27,981        0.00
         Fixed Income Fund II.................      4,475        0.01
         High Yield Fund......................      4,993        0.01
         Income Plus Fund.....................     87,687        0.01
         Intermediate Bond Fund...............     26,486        0.00
         International Bond Fund..............     26,862        0.05
         Limited Duration Fund................     18,634        0.01

10. DEFERRED TRUSTEES' FEES

Each Independent Trustee of each Fund may defer any or all compensation related to performance of their duties as Trustees. The Trustees' deferred balances are allocated to deferral accounts, which are included in the accrued expenses for the Fund. The investment performance of the deferral accounts is based on the investment performance of certain Evergreen Funds. Any gains earned or losses incurred in the deferral accounts are reported in the Fund's Trustees' fees and expenses. At the election of the Trustees, the deferral account will be paid either in one lump sum or in quarterly installments for up to ten years.

11. FINANCING AGREEMENT

On July 27, 1999, certain Evergreen Funds and a group of banks (the "Lenders") entered into a credit agreement. Under this agreement, the Lenders provided an unsecured revolving credit commitment in the aggregate amount of $1.050 bil-lion. The credit facility was allocated, under the terms of the financing agreement, among the Lenders. The credit facility was accessed by the Funds for temporary or emergency purposes to fund the redemption of their shares or for general working capital purposes as permitted by each Fund's borrowing restric-tions. Borrowings under this facility bore interest at 0.75% per annum above the Federal Funds rate (1.50% per annum above the Federal Funds rate during the period from and including December 1, 1999 through and including January 31,
2000). A commitment fee of 0.10% per annum was incurred on the average daily unused portion of the revolving credit commitment. The commitment fee was allo-cated to all funds. For its assistance in arranging this financing agreement, First Union Capital Markets Corp. was paid a one-time arrangement fee of $250,000. State Street Bank & Trust Co. ("State Street") served as paying agent for the funds and as paying agent was entitled to a fee of $20,000 per annum which was allocated to all the funds.

On July 25, 2000, this agreement was renewed, amended and restated among cer-tain Evergreen Funds and the Lenders. Under this renewed agreement, the Lenders provide an unsecured revolving credit commitment in the aggregate amount of $755 million. The credit facility is allocated, under the terms of the financ-ing agreement, among the Lenders. The credit facility is accessed by the Funds to temporarily finance the purchase or sale of securities for prompt delivery, including funding redemption of their shares, as permitted by each Fund's bor-rowing restrictions. Borrowings under this facility bear interest at 0.50% per annum above the Federal Funds rate. A commitment fee of 0.10% per annum contin-ues to be incurred on the average daily unused portion of the revolving credit commitment and is allocated to all funds. For its assistance in renewing this financing agreement, First Union Capital Markets Corp. was paid a one-time ar-rangement fee of $150,000. State Street continues as paying agent for the funds and receives a fee of $20,000 per annum, which is allocated to all the funds.

During the year ended September 30, 2000, the Funds had no borrowings under these agreements.

                          Independent Auditors' Report

Board of Trustees and Shareholders
Evergreen Select Fixed Income Trust

We have audited the accompanying statements of assets and liabilities, includ-ing the schedules of investments of the Evergreen Select Adjustable Rate Fund, Evergreen Select Core Bond Fund, Evergreen Select Fixed Income Fund, Evergreen Select Fixed Income Fund II, Evergreen Select High Yield Bond Fund, Evergreen Select Income Plus Fund, Evergreen Select Intermediate Term Municipal Bond Fund, Evergreen Select International Bond Fund and Evergreen Select Limited Du-ration Fund, portfolios of Evergreen Select Fixed Income Trust, as of September 30, 2000, and the related statements of operations for the year or period then ended, the statements of changes in net assets for each of the years or periods in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and fi-nancial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally ac-cepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the finan-cial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2000 by correspondence with the custo-dian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the portfolios of Evergreen Select Fixed Income Trust, referred to above, as of September 30, 2000, the results of their operations, changes in their net as-sets and financial highlights for each of the years or periods described above in conformity with accounting principles generally accepted in the United States of America.

                                  /s/ KPMG LLP

Boston, Massachusetts
November 3, 2000

                       Additional Information (Unaudited)

FEDERAL TAX STATUS OF DISTRIBUTIONS

For corporate shareholders, the following percentages of ordinary income divi-dends paid during the fiscal year ended September 30, 2000 qualified for the dividends received deductions:

         Core Bond Fund............................................. 4.40%

For the fiscal year ended September 30, 2000, the percentage representing the portion of dividends exempt from federal income tax, other than alternative minimum tax for the Intermediate Bond Fund is 99.66%.

                            Evergreen Select Funds*

Money Market
Money Market Fund
Treasury Money Market Fund
100% Treasury Money Market Fund
Municipal Money Market Fund
U.S. Government Money Market Fund

Municipal Fixed Income
Intermediate Term Municipal Bond Fund

Taxable Fixed Income
International Bond Fund
Income Plus Fund
Core Bond Fund
Fixed Income Fund
Adjustable Rate Fund
Limited Duration Fund
Fixed Income Fund II
High Yield Bond Fund

*    Minimum investment in an Evergreen Select Fund is $1,000,000.

Growth and Income/ Balanced
Balanced Fund

Growth
Special Equity Fund
Small Cap Growth Fund
Strategic Growth Fund
Core Equity Fund
Equity Index Fund
Strategic Value Fund
Secular Growth Fund

47711                                                    543698          11/2000

[LOGO OF EVERGREEN FUNDS]
200 Berkeley Street
Boston, MA 02116
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